EXECUTION VERSION ___________________________________________________________________________ ASSET PURCHASE AGREEMENT DATED AS OF JUNE 13, 2025 BY AND AMONG SOLARIS ASSETS, LLC, SOLARIS ABS, LLC AND SOLARIS BORROWER, LLC, AS PURCHASERS, AND THE PERSONS SET FORTH ON ANNEX I, AS SELLERS ___________________________________________________________________________ TABLE OF CONTENTS Page i ARTICLE I PURCHASE AND SALE OF ACQUIRED ASSETS; ASSUMPTION OF ASSUMED LIABILITIES..........................................................................................1 Section 1.1 Purchase and Sale of the Acquired Assets...................................................1 Section 1.2 Excluded Assets ...........................................................................................4 Section 1.3 Assumption of Certain Liabilities................................................................6 Section 1.4 Excluded Liabilities .....................................................................................7 Section 1.5 Assumption/Rejection of Certain Acquired Assets .....................................8 ARTICLE II CONSIDERATION; PAYMENT; CLOSING...................................................12 Section 2.1 Consideration; Payment .............................................................................12 Section 2.2 Closing .......................................................................................................13 Section 2.3 Closing Deliveries by Sellers.....................................................................14 Section 2.4 Closing Deliveries by Purchasers ..............................................................14 Section 2.5 Withholding ...............................................................................................15 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS .......................15 Section 3.1 Organization and Qualification..................................................................15 Section 3.2 Organization and Qualification of the Acquired Entities ..........................15 Section 3.3 Authorization of Agreement ......................................................................15 Section 3.4 Conflicts; Consents ....................................................................................16 Section 3.5 Equity Interests of Acquired Entities. ........................................................16 Section 3.6 Acquired ServiceCo Entities and Transferred ServiceCo Subsidiaries ................................................................................................17 Section 3.7 Financial Statements ..................................................................................17 Section 3.8 No Undisclosed Liabilities.........................................................................17 Section 3.9 Title to Properties.......................................................................................18 Section 3.10 Accounts Receivable..................................................................................18 Section 3.11 Contracts ....................................................................................................18 Section 3.12 No Litigation..............................................................................................20 Section 3.13 Permits; Compliance with Laws ................................................................21 Section 3.14 Environmental Matters...............................................................................21 Section 3.15 Intellectual Property...................................................................................22 Section 3.16 Information Systems; Data Privacy ...........................................................23 Section 3.17 Tax Matters ................................................................................................24 Section 3.18 Employee Benefit Plans.............................................................................25 Section 3.19 Employees..................................................................................................26 Section 3.20 Insurance ....................................................................................................27 Section 3.21 Brokers.......................................................................................................27 SECTION 3.22 Inter-Company Transactions......................................................................27 Section 3.23 Title to Assets ............................................................................................28 Section 3.24 Sufficiency of Assets .................................................................................28 Section 3.25 No Material Adverse Effect .......................................................................28 Section 3.26 Renewable Energy Incentives....................................................................28 Section 3.27 No Other Representations or Warranties ...................................................29 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER.................29 TABLE OF CONTENTS Page ii Section 4.1 Organization and Qualification..................................................................29 Section 4.2 Authorization of Agreement ......................................................................30 Section 4.3 Conflicts; Consents ....................................................................................30 Section 4.4 Financing....................................................................................................30 Section 4.5 Brokers.......................................................................................................31 Section 4.6 No Litigation..............................................................................................31 Section 4.7 Investment Representation; Investigation..................................................31 Section 4.8 Certain Arrangements ................................................................................31 Section 4.9 No Other Representations or Warranties ...................................................32 ARTICLE V BANKRUPTCY COURT MATTERS................................................................32 Section 5.1 Bankruptcy Actions ...................................................................................32 Section 5.2 Cure Costs..................................................................................................33 Section 5.3 Sale Order ..................................................................................................34 Section 5.4 Approval ....................................................................................................34 ARTICLE VI COVENANTS AND AGREEMENTS...............................................................34 Section 6.1 Conduct of the Business of Sellers ............................................................34 Section 6.2 Access to Information ................................................................................38 Section 6.3 Restricted Use of Confidential Information...............................................39 Section 6.4 Employee Matters ......................................................................................40 Section 6.5 Regulatory Approvals ................................................................................41 Section 6.6 Reasonable Efforts; Cooperation ...............................................................42 Section 6.7 Further Assurances.....................................................................................42 Section 6.8 Insurance Matters.......................................................................................42 Section 6.9 Receipt of Misdirected Assets; Liabilities .................................................43 Section 6.10 Acknowledgment by Purchasers................................................................44 Section 6.11 Sellers’ Support Obligations ......................................................................45 Section 6.12 Releases......................................................................................................46 ARTICLE VII CONDITIONS TO CLOSING .........................................................................47 Section 7.1 Conditions Precedent to the Obligations of Purchasers and Sellers ..........47 Section 7.2 Conditions Precedent to the Obligations of Purchaser ..............................47 Section 7.3 Conditions Precedent to the Obligations of Sellers ...................................49 Section 7.4 Waiver of Conditions.................................................................................49 Section 7.5 Notice of Alternative Transactions ............................................................49 ARTICLE VIII TERMINATION ..............................................................................................50 Section 8.1 Termination of Agreement.........................................................................50 Section 8.2 Effect of Termination.................................................................................52 ARTICLE IX TAXES .................................................................................................................53 Section 9.1 Transfer Taxes ...........................................................................................53 Section 9.2 Allocation of Purchase Price......................................................................53 Section 9.3 Cooperation................................................................................................54 Section 9.4 Tax Sharing Agreements............................................................................54 TABLE OF CONTENTS Page iii Section 9.5 Allocation of Taxes for Straddle Period ....................................................54 Section 9.6 Preparation of Tax Returns and Payment of Taxes ...................................55 Section 9.7 Tax Treatment............................................................................................56 Section 9.8 Other Tax Matters ......................................................................................56 ARTICLE X MISCELLANEOUS .............................................................................................56 Section 10.1 Non-Survival of Representations and Warranties and Certain Covenants; Certain Waivers ......................................................................56 Section 10.2 Expenses ....................................................................................................57 Section 10.3 Notices .......................................................................................................57 Section 10.4 Binding Effect; Assignment; Designated Purchasers ................................58 Section 10.5 Amendment and Waiver ............................................................................59 Section 10.6 Third Party Beneficiaries ...........................................................................59 Section 10.7 Non-Recourse ............................................................................................59 Section 10.8 Severability ................................................................................................59 Section 10.9 Construction...............................................................................................60 Section 10.10 Schedules ...................................................................................................60 Section 10.11 Complete Agreement .................................................................................60 Section 10.12 Specific Performance .................................................................................61 Section 10.13 Jurisdiction and Exclusive Venue..............................................................61 Section 10.14 Governing Law; Waiver of Jury Trial .......................................................62 Section 10.15 No Right of Set-Off ...................................................................................62 Section 10.16 Counterparts and PDF................................................................................63 Section 10.17 Publicity .....................................................................................................63 Section 10.18 Bulk Sales Laws.........................................................................................63 Section 10.19 Sellers’ Representative...............................................................................63 Section 10.20 Sponsor and Risk Retention Holder...........................................................63 ARTICLE XI ADDITIONAL DEFINITIONS AND INTERPRETIVE MATTERS ...........64 Section 11.1 Certain Definitions.....................................................................................64 Section 11.2 Index of Defined Terms .............................................................................81 Section 11.3 Rules of Interpretation ...............................................................................81 INDEX OF EXHIBITS ANNEX I LIST OF SELLERS ANNEX II LIST OF SUNNOVA ABS ISSUERS AND SUNNOVA ABS TRANSACTIONS ANNEX III LIST OF SUNNOVA TAX EQUITY TRANSACTIONS ANNEX IV ADDRESSES FOR NOTICE TO PURCHASERS Exhibit A FORM OF SALE ORDER

TABLE OF CONTENTS Page iv Error! Reference source not found. BIDDING PROCEDURES Exhibit C BIDDING PROCEDURES ORDER Exhibit D KKR CONSENT AND WAIVER ASSET PURCHASE AGREEMENT This Asset Purchase Agreement (this “Agreement”), dated as of June 13, 2025 (the “Effective Date”), is made by and among Solaris Assets, LLC, a Delaware limited liability company (“Asset Purchaser”), Solaris ABS, LLC, a Delaware limited liability company (“ABS Purchaser”), and Solaris Borrower, LLC, a Delaware limited liability company (“Solaris Borrower”) (subject to Section 10.4(b), each a “Purchaser” and collectively, “Purchasers”), the Persons set forth on Annex I attached hereto (each a “Seller” and collectively, “Sellers”). Purchasers and Sellers are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings set forth herein or in (b). WHEREAS, on June 8, 2025 (the “Petition Date”), Sellers, together with certain of Sellers’ Subsidiaries and Affiliates, commenced voluntary cases under chapter 11 of the United States Code, 13 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “Bankruptcy Court”), which cases are jointly administered for procedural purposes under Case 25-90160 (ARP) (collectively, together with any other cases under the Bankruptcy Code commenced prior to the Closing, the “Chapter 11 Cases”); WHEREAS, Purchasers desire to purchase, acquire and accept the Acquired Assets and assume the Assumed Liabilities from Sellers, and Sellers desire to sell, transfer, convey, assign, and deliver to Purchasers the Acquired Assets together with the Assumed Liabilities, in a sale authorized by the Bankruptcy Court pursuant to, inter alia, Sections 105, 363 and 365 of the Bankruptcy Code, in accordance with the other applicable provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and the local rules for the Bankruptcy Court, all on the terms and subject to the conditions set forth in this Agreement and subject to the entry and terms of the Sale Order; and WHEREAS, prior to the execution of this Agreement, KKR executed the KKR Consent Agreement substantially in the form attached hereto as Exhibit D, which provides all requisite consents and waivers from KKR and the other lenders under the KKR Term Loan Agreement to avoid triggering any default, event of default, or breach under the KKR Term Loan Agreement in connection with the transactions contemplated by this Agreement, subject to certain conditions, including the KKR Release Condition. NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants, and agreements set forth herein, intending to be legally bound hereby, the Purchasers and Sellers hereby agree as follows. ARTICLE I PURCHASE AND SALE OF ACQUIRED ASSETS; ASSUMPTION OF ASSUMED LIABILITIES Section 1.1 Purchase and Sale of the Acquired Assets. Pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, on the terms and subject to the conditions set forth herein and subject to the entry into and terms of the Sale Order, at the Closing, Sellers shall sell, transfer, assign, convey, and deliver to (i) Asset Purchaser, and Asset Purchaser shall purchase, acquire, and accept from Sellers, all of Sellers’ right, title and interest in and to, as of the Closing, the 2 Acquired Assets other than the Equity Interests in Sunnova Solstice Holdings, LLC, and (ii) to ABS Purchaser, and ABS Purchaser shall purchase, acquire, and accept from Sellers, all of Sellers’ right, title and interest in and to, as of the Closing, the Equity Interests in Sunnova Solstice Holdings, LLC, in each case of clauses (i) and (ii), free and clear of all Encumbrances other than Permitted Encumbrances. “Acquired Assets” means (i) all of the Equity Interests that any Seller owns in Sunnova Solstice Holdings, LLC and Sunnova Solstice RR Holdco, LLC (the “Transferred AssetCo Subsidiaries”) (and the Subsidiaries of such Transferred AssetCo Subsidiaries, together with the Transferred AssetCo Subsidiaries, collectively, the “Acquired AssetCo Entities”) and (ii) all of the properties, rights, interests, and other assets held by Sellers as of the Closing, whether tangible or intangible, real, personal, or mixed, wherever located and whether or not required to be reflected on a balance sheet prepared in accordance with GAAP, including any such properties, rights, interests, and other assets acquired by Sellers after the date hereof and prior to the Closing, and including any Seller’s right, title, and interest in and to, as of the Closing, the following assets of Sellers, but excluding in all cases the Excluded Assets and subject to Section 1.5: (a) all of the Equity Interests that any Seller owns in Sunnova TE Management I, LLC, Sunnova Management, LLC, Sunnova SSA Management, LLC, Sunnova Protect Management, LLC, Sunnova SLA Management, LLC, Sunnova TE Management, LLC, Sunnova ABS Management, LLC, Sunnova TE Management II, LLC, Sunnova TE Management III, LLC and Sunnova RAYS I Management, LLC, in each case to the extent active (the “Transferred ServiceCo Subsidiaries”) (and the Subsidiaries of the Transferred ServiceCo Subsidiaries, together with such Transferred ServiceCo Subsidiaries, collectively, the “Acquired ServiceCo Entities”); (b) all of the Equity Interests that any Seller owns in (i) Sunnova TEP Holdings, LLC (“TEP Holdings”), (ii) Sunnova Asset Portfolio 8, LLC (“Portfolio 8”), (iii) Sunnova RAYS I Issuer, LLC (“RAYS I”), (iv) Sunnova Hestia I Issuer, LLC (“Hestia I”), (v) Sunnova Hestia II Issuer, LLC (“Hestia II”), and (vi) Sunnova EZ-Own Portfolio, LLC (“EZ-Own”) (and the direct or indirect owned Equity Interests owned in Subsidiaries of TEP Holdings, Portfolio 8, RAYS I, Hestia I, Hestia II and EZ-Own, together with TEP Holdings, Portfolio 8, RAYS I, Hestia I, Hestia II and EZ-Own, the “Acquired Additional Entities”, including any Equity Interest in any other Person held directly or indirectly by the Acquired Additional Entities, and together with the Acquired AssetCo Entities and the Acquired ServiceCo Entities, the “Acquired Entities”); (c) the Contracts listed on Section 1.1(c) of the Schedules to which any Seller is a party and that supports, facilitates, is involved in or relates to the Business in any way, including (i) Contracts constituting a guarantee, indemnity, or similar arrangement pursuant to which any Seller provides a Sellers Support Obligation in respect of any Assigned Contract or Assumed Liability and (ii) confidentiality agreements with prospective purchasers of the Acquired Assets or the Assumed Liabilities or any portion thereof (collectively, the “Assigned Contracts”); (d) all accounts receivable, notes receivable, negotiable instruments and chattel paper owing from Persons (other than (x) the Acquired Entities or (y) a Seller (if the payee is a Seller)), together with any unpaid interest or fees accrued thereon or other amounts due with respect thereto; 3 (e) all Documents (excluding any credit card numbers or related customer payment sources, social security numbers, or other information to the extent prohibited by any Law); (f) the Leased Real Property listed on Section 1.1(f) of the Schedules, which Leased Real Property shall include, without limitation, all Leased Real Property leased pursuant to any Lease (i) identified as an “Assigned Contract” listed on Section 1.1(c) of the Schedules or (ii) held by any Acquired Entity (the “Acquired Leased Real Property” and each Lease related to such Acquired Leased Real Property, an “Acquired Lease”); (g) all tangible assets (including Equipment), including the tangible assets of a Seller located at any Acquired Leased Real Property and any tangible assets on order to be delivered to any Seller or any of its Subsidiaries; (h) all rights against third parties (including customers, suppliers, vendors, merchants, manufacturers and counterparties to any Assigned Contract) other than Excluded Assets or Excluded Liabilities, including causes of action, claims, counterclaims, defenses, credits, rebates (including any vendor or supplier rebates), demands, allowances, refunds (other than Tax refunds of Sellers (unless the corresponding tax is an Assumed Liability), Tax refunds attributable to a Pre-Closing Tax Period (unless the corresponding tax is an Assumed Liability), or Tax Refunds attributable to an Excluded Liability), causes of action, rights of set off, rights of recovery, rights of recoupment or rights under or with respect to express or implied guarantees, warranties, representations, covenants or indemnities made by such third parties, and other similar rights, in each case, whether direct or derivative, unknown, liquidated or unliquidated, contingent or otherwise, in each case, with respect to any of the Acquired Assets or Assumed Liabilities; (i) all of the rights, interests and benefits (if any) accruing under all Permits and Governmental Authorizations, and all pending applications therefor; (j) all Intellectual Property owned or purported to be owned by one or more Sellers or any of its Affiliates (other than the Acquired Entities) used or held for use in the Business, (A) all rights to collect royalties and proceeds in connection with any such Intellectual Property, (B) all rights to sue and recover for past, present and future infringements, dilutions, misappropriations of, or other conflicts with, any such Intellectual Property (regardless of whether or not such claims and causes of action have been asserted by Sellers or any of its Affiliates), and (C) any and all corresponding rights that, now or hereafter, may be secured throughout the world, including the Intellectual Property set forth on Section 1.1(j) of the Schedules (collectively, the “Seller Intellectual Property”) (for avoidance of doubt, with respect to the intent-to-use applications filed with the United States Patent and Trademark Office pursuant to 15 USC Section 1051(b) included in the Seller Intellectual Property (an “Intent-To-Use Trademark”), the Parties acknowledge and agree that the applicable Purchaser is the successor-in-interest to the business of Sellers and their Affiliates or portion thereof to which such Intent-To-Use Trademarks pertain and that such business is ongoing and existing); (ii) a copy of all embodiments of the Seller Intellectual Property in the possession of Sellers and their Affiliates; and (iii) all rights to any Intellectual Property pursuant to any Assigned Contract; (k) all IT Assets of Sellers and its Affiliates;

4 (l) all Inventory and supplies of Sellers; (m) all Renewable Energy Incentives (n) all ITCs of Sellers that are eligible to be sold or transferred to Purchaser as determined under Section 9.3(c), other than any ITCs to be generated by the New Home WIP; (o) all net proceeds received from any sale of ITCs owned by Sellers that occurs after the Effective Date (but excluding for the avoidance of doubt, ITCs that are eligible to be sold or transferred to Purchaser as determined under Section 9.3(c)); (p) all goodwill (including all goodwill associated with the Seller Intellectual Property), payment intangibles and general intangible assets and rights of Sellers; (q) all rights of Sellers under each Sunnova ABS Transaction Document, including the right to perform the obligations of Sellers thereunder and any related agreements but excluding Excluded Liabilities under each such document and agreement; (r) the Accessory Loans; (s) the Critical Vendor Avoidance Claims; and (t) all deposits (including maintenance deposits, and security deposits for rent, electricity, telephone, or otherwise), or prepaid or deferred charges and expenses (including all lease and rental payments), that have been prepaid by Sellers and relate to the Business or the Acquired Assets. Section 1.2 Excluded Assets. Notwithstanding anything to the contrary in this Agreement, in no event shall Sellers be deemed to sell, transfer, assign, convey or deliver, and Sellers shall retain all right, title and interest to, in and under the following properties, rights, interests and other assets of Sellers (collectively, the “Excluded Assets”), subject to Section 1.5: (a) all Equity Interests of Sellers or any of their respective Subsidiaries, in all cases, other than Equity Interests of the Acquired Entities (collectively, the “Excluded Entities”), including for the avoidance of doubt, equity interests in Sunnova TEP Developer, LLC (“TEP Developer”); (b) (i) all Cash and Cash Equivalents (except to the extent described in 7.2(a) or Error! Reference source not found.), (ii) all bank accounts, (iii) all deposits (including maintenance deposits, and security deposits for rent, electricity, telephone, or otherwise), or prepaid or deferred charges and expenses (including all lease and rental payments), that have been prepaid by Sellers and, in each case, solely to the extent such deposits, prepaid or deferred charges and expenses are not Acquired Assets, and (iv) any retainers or similar amounts paid to Advisors or other professional service providers; (c) all Contracts of Sellers or their Affiliates listed on Section 1.2(c) of the Schedules; 5 (d) all Documents (including information stored on the computer systems, data networks or servers of any Seller or any Acquired Entity) (A) to the extent they relate solely to any of the Excluded Assets or Excluded Liabilities, (B) that are Sellers’ minute books, Organizational Documents, stock certificates or other Equity Interests instruments, stock registers and such other books and records of any Excluded Entity pertaining to the ownership, organization or existence of such Excluded Entity, Tax Returns (and any related work papers), corporate seal, checkbooks, canceled checks, employee and personnel files and records of the Business Employees who do not become Transferred Employees, or (C) that contain, and solely to the extent they contain, Personal Information and are governed under applicable data privacy Laws that prohibit the transfer or sale of Personal Information; provided that, with respect to the foregoing clause (C) only, Purchasers shall have the right to make copies of, and have access to, any relevant portions of such Documents to the extent not prohibited by Applicable Law; (e) (i) all bids and expressions of interest received from third parties with respect to the acquisition of any Excluded Entity’s businesses or assets (including any bids and expressions of interest unrelated to the sale process undertaken by the Sellers in connection with this Agreement), (ii) all privileged materials, documents and records of any Excluded Entity, including any privileged materials, documents and records that are in the possession of any Acquired Entity, and (iii) any other files or records to the extent relating exclusively to any Excluded Assets or Excluded Liabilities; (f) all current and prior insurance policies of any Excluded Entity, including all director and officer insurance policies, and, subject to Section 6.8, all rights and benefits of any nature of any Excluded Entity with respect thereto, including all insurance recoveries thereunder and rights to assert claims with respect to any such insurance recoveries, and the sponsorship of, and all rights, interests and assets associated with, any benefit or compensation plan, program, policy, contract, or arrangement of any Excluded Entity and the Employee Benefit Plans; (g) (i) Sellers’ claims, causes of action or other rights of the Sellers expressly set forth under this Agreement, including the Purchase Price, or any agreement, certificate, instrument, or other document executed and delivered between Sellers or their Affiliates, on the one hand, and Purchasers or any member of the Purchaser Group, on the other hand, in connection with the Transactions, or any other agreement between Sellers or their Affiliates, on the one hand, and Purchasers or any member of the Purchaser Group, on the other hand, entered into on or after the date hereof, (ii) any and all preference claims, fraudulent conveyance claims and other Avoidance Actions, other than Critical Vendor Avoidance Claims, and (iii) claims, causes of action or other rights of any Seller against current or former directors or officers of any Seller; (h) all Tax refunds, Tax attributes and Tax assets of Sellers other than (i) any such Tax refunds, attributes or assets that transfer by operation of Law and (ii) any such Tax refunds, attributes or assets that are Acquired Assets; (i) all demands, credits, statements, allowances, refunds, rebates (including any vendor or supplier rebates), rights (including under or with respect to express or implied guarantees, warranties, representations, covenants and indemnities), claims, counterclaims, defenses, credits, causes of action, rights of set off, rights of recovery or rights of recoupment relating to or arising against suppliers, vendors, merchants, manufacturers and counterparties to 6 any Contract that is not an Assigned Contract, arising out of or relating to events occurring on or prior to the Closing Date, in all cases, solely with regard to Excluded Assets or Excluded Liabilities; (j) other than the ITCs of Sellers or the proceeds of a sale of ITCs described in Section 1.1(o), all assets of TEP Developer now or hereafter existing in respect of preference claims, fraudulent conveyance claims and/or other Avoidance Actions (and related proceeds), Purchased Assets (as defined in the TEP Holdings APA), and any other assets or inventory and any proceeds from any sale of any such assets; (k) all New Home WIP (including any related ITCs) and all proceeds from any sales of the foregoing; (l) Excluded Dealer Claims; and (m) the sponsorship of, and all rights, interests and assets associated with, the Employee Benefit Plans of any Seller or its Affiliates, including for the avoidance of doubt all director and officer insurance policies, and all rights and benefits of any nature of Sellers of its Affiliates with respect thereto, including all insurance recoveries thereunder and rights to assert claims with respect to any such insurance recoveries. Section 1.3 Assumption of Certain Liabilities. On the terms and subject to the conditions set forth herein and subject to the entry and terms of the Sale Order, effective as of the Closing, in addition to the payment of the Cash Payment in accordance with Section 2.1, (a) Solaris Borrower shall irrevocably assume from Sunnova Solstice Borrower, LLC and from and after the Closing, shall pay, perform, discharge, or otherwise satisfy in accordance with its terms, and Sunnova Solstice Borrower, LLC shall irrevocably transfer, assign, convey, and deliver to Solaris Borrower, the KKR Term Loan Agreement and (b) Asset Purchaser shall irrevocably assume from Sellers (or with respect to Taxes, if applicable, from such Seller’s applicable Affiliate), and from and after the Closing, pay, perform, discharge, or otherwise satisfy in accordance with their respective terms, and Sellers (or with respect to Taxes, if applicable, a Seller’s applicable Affiliate) shall irrevocably transfer, assign, convey, and deliver to Asset Purchaser, only the following Liabilities (which shall exclude any such Liabilities which are Liabilities for Taxes except as set forth in clause (c)), without duplication and only to the extent not paid on or prior to the Closing (collectively, the “Purchaser Assumed Liabilities” and, together with the KKR Term Loan Agreement, the “Assumed Liabilities”), subject to Section 1.5: (a) all Liabilities and obligations of Sellers under the Assigned Contracts that become due from and after the Closing (excluding any Liabilities arising from or relating to any breaches under such Assigned Contract prior to the Closing); (b) Liabilities arising under Environmental Laws related to the Business or any of the Acquired Assets (and the ownership or use thereof) solely to the extent such Liabilities are required by Applicable Law (including Environmental Laws) and Permits to be a Liability of Purchaser as owner or operator of the Acquired Assets (the “Assumed Environmental Liabilities”); (c) all Liabilities for Taxes with respect to the Acquired Assets for any taxable period (or portion thereof) beginning after the Closing Date; 7 (d) the EZ Own Warehouse Facility; and (e) all Liabilities relating to amounts required to be paid, or actions required to be taken or not to be taken, by Purchasers under this Agreement. Section 1.4 Excluded Liabilities. Purchasers shall not assume, be obligated to pay, perform or otherwise discharge or in any other manner be liable or responsible for any Liabilities of Sellers or any other Excluded Entity other than the Assumed Liabilities (all such Liabilities that are not Assumed Liabilities being referred to collectively herein as the “Excluded Liabilities”). Without limiting the generality of the foregoing, the Excluded Liabilities shall include the following Liabilities of Sellers; provided that, in the event of a conflict between the terms of clauses (a) through (m) of this Section 1.4 and Section 1.3, the terms of Section 1.3 shall control: (a) all cure costs required to be paid pursuant to Section 365 of the Bankruptcy Code in connection with the assumption and assignment of the Assigned Contracts and Acquired Assets (the “Cure Costs”); (b) all Liabilities of Sellers’ arising under the WARN Act Employee Retirement Income Security Act of 1974 , and similar Laws relating to the termination of any current or former employee or contractor of any Seller, or any Affiliate of a Seller, (including any Transferred Employees), and including any current, threatened or potential claims for compensation or benefits, in each such case, to the extent related to employment or contracting with the Sellers (or any of their Affiliates) or termination thereof, whether arising prior to, on or after the Closing Date; (c) Liabilities at any time arising under, pursuant to or in connection with any Employee Benefit Plans (whether arising prior to, on or after the Closing Date) and all Liabilities for compliance with the requirements of section 4980B of the Tax Code and the rules and regulations thereunder with respect to all individuals who are “M&A qualified beneficiaries” (as such term is defined in 26 C.F.R. § 54.4980B-9); (d) all Liabilities arising under, pursuant to or in connection with Environmental Laws, including such Liabilities (x) that are dischargeable, or capable of being sold free and clear, pursuant to Section 363 of the Bankruptcy Code, (y) that are otherwise dischargeable pursuant to Section 1141 of the Bankruptcy Code, and (z) from which the Acquired Assets are otherwise released as of the Closing pursuant to an Order of the Bankruptcy Court, in each case other than the Assumed Environmental Liabilities; (e) in each case, unless any such amount is included in Error! Reference source not found., (i) all Taxes of Sellers and all Taxes of or relating to the Excluded Assets for any Tax period, (ii) all Taxes of or relating to the Acquired Assets or Assumed Liabilities for a Pre-Closing Tax Period, and (iii) all Transfer Taxes; (f) all Liabilities relating to Transferred Employees that arise on or prior to the Closing Date; (g) all Liabilities in respect of customer warranties and production guarantees;

8 (h) any Liability of the Sellers or of any of their predecessors associated with any and all indebtedness, including any guarantees of third party obligations and reimbursement obligations to guarantors of the Sellers’ or any of their respective Affiliates’ obligations, and including any guarantee obligations or imputed Liability through veil piercing incurred in connection with the Sellers’ Affiliates; (i) all Liability of the Sellers or of any of their predecessors associated with payments for the purchase of goods for the period prior to Closing, including but not limited to customer deposits and prepaid amounts; (j) all Liabilities of the Sellers or of any of their predecessors to their respective equity holders respecting dividends, distributions in liquidation, redemptions of interests, option payments or otherwise; (k) all Liabilities outstanding as of and arising after the Closing for any contract for delivery of or returns of products previously sold to customers, whether or not any customer has provided a deposit for the sale except for under any Assigned Contract or other Acquired Asset; (l) all Liabilities of the Sellers or of any of their predecessors arising out of any Contract, Permit, or claim that is not transferred to Purchasers hereunder; (m) all Liabilities of the Sellers or any of their Subsidiaries incurred in connection with or arising out of the sale of ITCs to any third party, including any indemnification obligations arising with respect to such sales, including as a result of the recapture of any such ITCs, in each case, other than Liabilities arising as a result of an action taken by or, to the extent reasonably expected to result in recapture of any ITCs, an inaction of Purchasers or the Acquired Entities after the Closing; and (n) all Liabilities arising with respect to any Business Employees who do not receive a Transfer Offer or who otherwise fail to become employed by Purchasers or their Affiliates immediately following the Closing Date (including due to refusing to accept a Transfer Offer). Section 1.5 Assumption/Rejection of Certain Acquired Assets. (a) Assumption and Assignment of Debtor Assigned Contracts. Sellers shall provide notice of the motion seeking entry of the Sale Order to all parties to any executory Contracts or unexpired Leases to which a Debtor Seller is a party, and take all other actions reasonably necessary to cause such Contracts to be assumed by the applicable Debtor Sellers and assigned to the applicable Purchaser pursuant to Section 365 of the Bankruptcy Code to the extent that such Contracts are Debtor Assigned Contracts at Closing. The Sale Order shall provide that as of and conditioned upon the occurrence of the Closing, the applicable Debtor Sellers shall assume and assign or cause to be assigned to the applicable Purchaser, as applicable, the Debtor Assigned Contracts, each of which shall be identified by the name or appropriate description and date of the Debtor Assigned Contract (if available), the counterparty to the Debtor Assigned Contract and the address of such counterparty for notice purposes, all included in a notice filed with the Bankruptcy Court. Such notice to Debtor Assigned Contract counterparties shall also set forth Sellers’ good faith estimate of the amounts necessary to cure any defaults under each of the 9 Debtor Assigned Contracts, as determined by Sellers based on their books and records or as otherwise determined by the Bankruptcy Court, and summarizing the procedures for objecting thereto. At the Closing, or as soon as reasonably practicable thereafter, Sellers shall, pursuant to the Sale Order, and the Assignment and Assumption Agreement(s), assume and assign to Purchasers (the consideration for which is included in the Purchase Price) and Purchasers shall accept and assume all Debtor Assigned Contracts that may be assigned by Sellers to Purchasers pursuant to Sections 363 and 365 of the Bankruptcy Code, subject to adjustment pursuant to Section 1.5(b). Subject to entry of the Sale Order, at or prior to the Closing (or, in the case of any Contract that is to be assigned following the Closing pursuant to Section 1.5(c)(iii), on or prior to the date of such assignment), (i) Debtors shall pay, or cause to be paid, all Cure Costs, (ii) following satisfaction of clause (i), the applicable Sellers shall assign such Assigned Contracts to the applicable Purchaser in accordance with the provisions of Section 365 of the Bankruptcy Code and this Agreement, and (iii) following satisfaction of clause (ii), Purchasers shall in due course and in accordance with its respective terms pay and fully satisfy, discharge and perform all of the obligations under each Assigned Contract pursuant to Section 365 of the Bankruptcy Code. (b) Excluding or Adding Acquired Assets Prior to Closing. The Parties acknowledge and agree that at the Closing, the Purchasers intend to acquire all assets required to operate the Business except for Excluded Assets expressly set forth in clauses (b)(i), (d), (e), (g), (h), (j), (d), (b), and (m) of Section 1.2, and to assume solely the Assumed Liabilities. The Parties agree to cooperate in good faith to take all actions necessary or advisable to transfer all such assets to the applicable Purchaser and for the applicable Purchaser to assume only such Liabilities (and exclude all other Liabilities), effective as of the Closing and for no additional consideration, so that the intention of the Parties as set forth in the preceding sentence is effectuated. Without limiting the generality of the foregoing and subject to the last sentence of this Section 1.5(b) and Section 1.5(c), each Purchaser shall have the right (unless in a Seller’s reasonable judgment doing so would reasonably be expected to result in material and adverse tax consequences to such Seller or any Affiliate thereof) to notify Sellers in writing of (A) any Acquired Asset (including any Assigned Contract or Equity Interests of any Acquired Entity) or Equity Interests of Subsidiaries to be acquired indirectly (“Indirect Equity Interests”) that it does not wish to assume or acquire, (B) any Equity Interests of an Excluded Entity or any Contract to which a Seller or Excluded Entity is a party that it wishes to add as an Acquired Asset except for Excluded Assets expressly set forth in clauses (b)(i), (d), (e), (g), (h), (j), (d), (c), and (m) of Section 1.2, (C) any Assumed Liability (subject to the last sentence of this (b)) that it reasonably and in good faith determines is inconsistent with the first sentence of this Section 1.5(b)) or (D) the corresponding removal of a Seller, or addition of a Person as a Seller, as a party to this Agreement, if applicable, resulting from the changes set forth in clauses (A), (B) or (C), in any case of clauses (A), (B), (C) or (D), up to the time the Bankruptcy Court enters the Confirmation Order and, effective as of the Closing, (i) any such previously considered Acquired Asset or Indirect Equity Interests that such Purchaser no longer wishes to assume or acquire shall be automatically deemed removed as an Acquired Asset or Acquired Entity hereunder (and removed from any applicable Schedules related to such Acquired Asset or Acquired Entity) and, notwithstanding anything to the contrary herein, automatically deemed added as an Excluded Asset hereunder (and added to the applicable Schedules related to the Excluded Assets), in each case, without any adjustment to the Purchase Price, (ii) any such previously considered Excluded Asset that such Purchaser wishes to assume as an Acquired Asset shall be automatically deemed added as an Acquired Asset hereunder (and added to the applicable Schedules related to Acquired Assets) and, notwithstanding anything to 10 the contrary herein, automatically deemed removed as an Excluded Asset hereunder (and removed from the applicable Schedules related to Excluded Assets), and sold and assigned by Sellers and/or the applicable Excluded Entities to such Purchaser and accepted and assumed by such Purchaser, in each case, without any adjustment to the Purchase Price, (iii) any such previously considered Assumed Liability (subject to the last sentence of this Section 1.5(b)) that such Purchaser reasonably and in good faith determines is inconsistent with the first sentence of this Section 1.5(b) shall be automatically deemed removed as an Assumed Liability hereunder and, notwithstanding anything to the contrary herein (subject to the last sentence of this Section 1.5(b)), automatically deemed added as an Excluded Liability hereunder, in each case, without any adjustment to the Purchase Price, (iv) any such previously considered Seller that is no longer selling any Acquired Assets or transferring any Assumed Liabilities as a result of Purchasers no longer assuming or acquiring any Acquired Assets and Assumed Liabilities (subject to the last sentence of this Section 1.5(b)) owned or owing by such Seller, shall be deemed removed from this Agreement as a party hereto; and (v) any such Person that is selling such previously considered Excluded Asset that a Purchaser wishes to assume as an Acquired Asset who is not a party to this Agreement shall be joined as a party to this Agreement pursuant to a joinder agreement in form and substance reasonably acceptable to Purchasers. The applicable Purchaser shall be solely responsible for the payment, performance, and discharge when due of the Liabilities under the Assigned Contracts arising or that are otherwise payable from the time of and after the Closing (or, in the case of an Assigned Contract that is transferred after the Closing, from the time of and after such transfer). Any action of Purchasers permitted under this Section 1.5(b) shall be made in Purchasers’ sole and absolute discretion (subject to the terms hereof, including Purchasers’ obligation to act reasonably and in good faith to effectuate the first sentence of this Section 1.5(b)). Notwithstanding anything herein to the contrary, in no event shall Purchasers have the right to notify Sellers in writing that any Assumed Liability that is expressly set forth in Section 1.3(a) through Section 1.3(c) (other than those relating to an Assigned Contract that is to be removed in accordance with this Section 1.5) is inconsistent with the first sentence of this Section 1.5(b), or otherwise seek to remove, limit or otherwise modify the Assumed Liabilities as set forth in Section 1.3 (including, for the avoidance of doubt, the Purchaser Assumed Liabilities and the KKR Term Loan Agreement), which the Parties agree are to remain Assumed Liabilities in any event notwithstanding any modifications made pursuant to this Section 1.5. Notwithstanding the foregoing, in no event shall Purchasers have a right to add an Acquired Asset if such asset is (x) (i) already divested or subject to divestment pursuant to the TEP Holdings APA, (ii) with respect to ITCs as contemplated in Section 1.1 or (iii) New Home WIP (or ITCs or related proceeds) as contemplated by Section 1.2(k) or (y) otherwise restricted pursuant to the Chapter 11 Cases. Notwithstanding anything to the contrary set forth in this Agreement, to the extent (A) the structure of any of the Transactions is changed pursuant to this Section 1.5(b) or Section 1.5(c), including in the event a Seller becomes an Acquired Entity, or the Equity Interests in an Acquired Entity are no longer desired to be acquired (directly or indirectly) by Purchasers due to Section 3.8 being inaccurate with respect to such Acquired Entity (other than de minimis inaccuracies), or as otherwise required by applicable Law, and (B) either (I) one or more Purchasers are required to assume any Liabilities as a result of such change in structure other than those specifically enumerated as Assumed Liabilities in Section 1.3 or (II) one or more Purchasers are required to forego acquiring the Equity Interests in an Acquired Entity (directly or indirectly and without acquiring such Acquired Entity’s assets), then the Purchase Price will be equitably adjusted to reflect the additional Liabilities that Purchasers are assuming or the exclusion of the Equity 11 Interests in such Acquired Entity, based on a good faith determination of the value of any such Liability or Equity Interests. (c) Non-Assignment. (i) Notwithstanding anything to the contrary in this Agreement, a Contract shall not be an Assigned Contract hereunder and shall not be assigned to, or assumed by, Purchasers to the extent that such Contract is rejected by a Seller or its Affiliates or terminated by a Seller, its Affiliates or any other party thereto, in either case subject to Purchasers reasonable prior consent, or terminates or expires by its terms, on or prior to such time as it is to be assumed by Purchasers as an Assigned Contract hereunder and is not continued or otherwise extended upon assumption. (ii) Notwithstanding anything to the contrary in this Agreement, if (A) an Acquired Asset requires a Consent or Governmental Authorization (other than, and in addition to and determined after giving effect to any order of the Bankruptcy Court, including the Sale Order) in order to permit the assignment, sale, or transfer to the applicable Purchaser of the applicable Seller’s right, title and interest in and to such asset, (B) no Order of the Bankruptcy Court, including the Sale Order, is then in effect that precludes satisfaction of such requirement, and (C) such Consent or Governmental Authorization has not been obtained prior to such time as such right, title and interest is to be assigned, sold, or transferred by Purchasers as an Acquired Asset hereunder, such asset shall not be an Acquired Asset hereunder and shall not be assigned, sold, or transferred to, or received by, Purchasers until either (1) such an Order is in effect or (2) such Consent or Governmental Authorization has been obtained. (iii) If any Acquired Asset is deemed not to be assigned, sold, or, transferred pursuant to Section 1.5(c)(i) or Section 1.5(c)(ii) or cannot otherwise be assigned, sold or transferred to a Purchaser for any other reason outside of Purchasers’ control (including if such assignment, sale or transfer would be a violation of Law), the Closing shall nonetheless take place subject to the terms and conditions set forth in this Agreement. In such event and notwithstanding anything to the contrary set forth in this Agreement, the Purchase Price shall be equitably adjusted to reflect the Acquired Assets that are not transferred at Closing based on a good faith determination of the value of any such Acquired Asset. Thereafter, through the earliest of (A) such time as such Consent or Governmental Authorization is obtained or such restriction prohibiting the assignment, sale or transfer of such Acquired Asset is removed, (B) such time as such an Order is in effect, (C) in the case of an Assigned Contract, the expiration of the term of such Contract in accordance with its current term or the execution of a replacement Contract by Purchasers or its Affiliate, and (D) the closing of the Chapter 11 Cases or dissolution of the applicable Seller(s), Sellers and Purchasers shall (1) use reasonable best efforts to secure such Consent or Governmental Authorization or Order or otherwise remove such restrictions prohibiting the transfer of such Acquired Assets as promptly as practicable after the Closing and (2) cooperate in

12 good faith in any lawful and commercially reasonable arrangement by Purchasers and such Seller, including subcontracting, licensing, or sublicensing to Purchasers any or all of any Seller’s rights and obligations with respect to any such Acquired Asset, under which (x) Purchasers shall obtain (without infringing upon the legal rights of such third party or violating any Law) the economic rights and benefits with respect to which Consent or Governmental Authorization has not been obtained, and (y) Purchasers shall assume and timely discharge any related burden and obligation with respect to such Acquired Asset. Upon the effectiveness of such Order or satisfying any requisite Consent or Governmental Authorization requirement applicable to, or otherwise removing such restrictions prohibiting the transfer of, such Acquired Assets after the Closing, the applicable Sellers shall transfer to the applicable Purchaser and such Purchaser shall accept such Seller’s right, title, and interest in and to such Acquired Asset to such Purchaser, and such Purchaser shall pay to such Seller the portion of the Purchase Price that was withheld in respect of such Acquired Assets, in each case, in accordance with the terms of this Agreement, the Sale Order, and the Bankruptcy Code. (iv) Notwithstanding anything in this Agreement to the contrary, (A) the provisions of Section 1.5(c)(ii) shall not apply to any Consent or Governmental Authorization required under the HSR Act, if applicable, and any Foreign Competition Laws, which Consent or Governmental Authorization shall be governed by Section 6.5 and (B) none of Sellers or Purchasers will be obligated to pay any consideration to any third party from whom Consent or Governmental Authorization is requested (other than in a de minimis amount) or to initiate any litigation to obtain any such Consent or Governmental Authorization. (v) The Parties shall reasonably cooperate to effect any transfers or other arrangements described in this Section 1.5 in a manner that is mutually Tax efficient for the Parties and their respective Affiliates, including by treating any Seller (or applicable Affiliate thereof) initially in possession of any payment referenced in this Section 1.5 after the Closing as holding such payment as an agent or nominee for the Purchasers or their applicable Designated Purchaser(s) for income and other applicable Tax purposes to the extent permitted by applicable Law. ARTICLE II CONSIDERATION; PAYMENT; CLOSING Section 2.1 Consideration; Payment. (a) Subject to any adjustment pursuant to Section 1.5(b) and Section 1.5(c)(iii), the aggregate consideration (collectively, the “Purchase Price”) to be paid by Purchasers for the purchase of the Acquired Assets shall be: (i) the assumption of Assumed Liabilities, plus (ii) all principal amount of the Loans (under and as defined in the DIP Financing Agreement) including any interest or Funding Fee (under and as defined in the DIP Financing Agreement) paid-in-kind, then outstanding at Closing under the DIP Financing Agreement (subject to adjustments under the DIP Financing Agreement), and any accrued and unpaid fees (other than Agent Obligations and 13 the DIP Lender Professional Fees and Expenses) (each, as defined in the DIP Financing Agreement) and interest at the time of Closing (the “Credit Bid Amount”) plus (iii) an amount equal to $10,000,000 plus or minus, as applicable, the Aggregate Early Closing Adjustment Amount (the “Cash Purchase Price”). When paid, the Cash Payment or the Credit Bid Amount, each as applicable, shall be deemed paid in respect of all Acquired Assets, with a portion of such cash payment deemed allocated to each Seller regardless of which designated bank account or accounts such payments were made to in accordance with Section 2.1(c). (b) In accordance with Section 2.1(a), Purchasers shall (i) deliver, or cause to be delivered, to Sellers an aggregate amount equal to the Cash Payment and (ii) satisfy the Purchase Price at the Closing as to the Credit Bid Portion by discharging Sellers, and Sellers shall be deemed to be discharged, from the obligations under the DIP Financing Agreement in an aggregate amount equal to the Credit Bid Amount (for the avoidance of doubt, any Encumbrance and security interest of Purchasers or any of their Affiliates on any encumbered asset that is not an Acquired Asset shall not be released and will continue to secure the remaining outstanding amount of the obligations under the DIP Financing Agreement). (c) At the Closing, Purchasers shall deliver, or cause to be delivered, to Sellers the Cash Payment (the “Closing Date Payment”). The Closing Date Payment and any payment required to be made pursuant to any other provision hereof shall be made in cash by wire transfer of immediately available funds to such bank account as shall be designated in writing by the applicable Party to (or for the benefit of) whom such payment is to be made, and such designation shall be made, at least two (2) Business Days prior to the date such payment is to be made. (d) For the avoidance of doubt, the Purchase Price does not include any of the Sellers’ obligations under the DIP Financing Agreement to pay or reimburse the professional fees or expenses of the Lenders (as defined in the DIP Financing Agreement) or the fees or expenses of the Agents (as defined in the DIP Financing Agreement). The Sellers shall pay any such outstanding fees or expenses in cash upon the Closing in accordance with the DIP Financing Agreement. Section 2.2 Closing. The closing of the purchase and sale of the Acquired Assets, the delivery of the Purchase Price, the assumption of the Assumed Liabilities in accordance with this Agreement (the “Closing”) will take place by telephone conference and electronic exchange of documents (or, if the Parties agree to hold a physical closing, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022) at 10:00 a.m. Eastern Time on the second (2nd) Business Day following full satisfaction or due waiver (by the Party entitled to the benefit of such condition) of the closing conditions set forth in (h) (other than conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), or at such other place and time, and by such other method, as the Parties may agree in writing. The date on which the Closing actually occurs is referred to herein as the “Closing Date”. 14 Section 2.3 Closing Deliveries by Sellers. At or prior to the Closing, Sellers shall deliver to Purchasers, or one or more Designated Purchasers: (a) a bill of sale and assignment and assumption agreement in customary form to be mutually agreed by Purchasers and Sellers (the “Assignment and Assumption Agreement”) duly executed by the applicable Sellers; (b) a form Intellectual Property assignment agreement in customary form to be mutually agreed by Purchasers and Sellers, duly executed by the Sellers and their Affiliates (other than Acquired Entities) that own any Acquired Intellectual Property; (c) instruments of transfer of the Equity Interests of the Transferred AssetCo Subsidiaries, the Transferred ServiceCo Subsidiaries and TEP Holdings, in each case, in customary form to be mutually agreed by Purchasers and Sellers, duly executed by the applicable Seller; (d) with respect to each Assigned Contract constituting an Acquired Lease, an assignment and assumption agreement conveying such Acquired Lease to the applicable Purchaser or the applicable Designated Purchaser, in each case in customary form reasonably approved by the applicable Purchasers (each, a “Lease Assignment Agreement”), duly executed by SEC or other applicable Excluded Entity; (e) an IRS Form W-9 executed by each Seller or each Seller’s regarded owner for U.S. federal income Tax purposes; provided that the Purchasers’ sole remedy for the failure to provide any such form shall be to withhold any required amount under applicable Tax Law; and (f) an officer’s certificate, dated as of the Closing Date, executed by a duly authorized officer of SEC certifying that the conditions set forth in Sections 7.2(a), Section 7.2(b) and 7.2(c) have been satisfied. Section 2.4 Closing Deliveries by Purchasers. At the Closing, Purchasers shall, or shall cause the applicable Designated Purchaser to, deliver to (or at the direction of) Sellers: (a) the Closing Date Payment; (b) the Assignment and Assumption Agreement, duly executed by Purchasers or the applicable Designated Purchaser; (c) instruments of transfer of the Equity Interests of the Transferred AssetCo Subsidiaries, the Transferred ServiceCo Subsidiaries and TEP Holdings, in each case, in customary form, duly executed by Purchasers or the applicable Designated Purchaser; (d) the Lease Assignment Agreements, duly executed by the applicable Purchaser or the applicable Designated Purchaser; and (e) an officer’s certificate, dated as of the Closing Date, executed by a duly authorized officer of each Purchaser, or the applicable Designated Purchaser, certifying that the conditions set forth in Sections 7.3(a) and 7.3(b) have been satisfied. 15 Section 2.5 Withholding. Purchasers shall be entitled to deduct and withhold any Taxes from any amounts otherwise payable pursuant to this Agreement, as such Purchaser is required to deduct and withhold under any applicable Tax law; provided, that if a Purchaser believes any such deduction or withholding of Tax (other than any deduction or withholding resulting from Sellers’ failure to satisfy its obligations under Section 2.3(e)) is required, such Purchaser shall use commercially reasonable efforts to provide notice to the applicable Seller prior to making such deduction or withholding and shall reasonably cooperate with such Seller to reduce or eliminate the requirement to deduct and withholding Tax. Such withheld amounts that are paid to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the applicable Seller in respect of whom such deduction or withholding was made. ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS Except as disclosed in (i) the forms, reports, schedules, statements, exhibits and other documents filed with the Securities and Exchange Commission by Sunnova Energy International Inc., a Delaware corporation (“Parent”), in respect of Sellers, their Affiliates, and their businesses to the extent publicly available on the EDGAR system of the United States Securities and Exchange Commission (other than any disclosures set forth under the headings “Risk Factors” or “Forward-Looking Statements” and any other disclosures included therein to the extent they are forward-looking in nature) prior to 11:59 P.M. ET on June 8, 2025, (ii) any forms, statements or other documents filed with the Bankruptcy Court prior to 11:59 P.M. ET on June 9, 2025, or (iii) the Schedules delivered by Sellers concurrently herewith (each, a “Schedule” and collectively, the “Schedules”), which shall be subject to amendment by Purchasers pursuant to Section 1.5, and subject to Section 10.10, Sellers jointly and severally represent and warrant to Purchasers as follows. Section 3.1 Organization and Qualification. Each Seller is a corporation or limited liability company, as applicable, duly incorporated or organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or formation. Each Seller has made available to Purchasers complete and correct copies of its respective constitutive documents and the constitutive documents of the Acquired Entities, in each case as amended to the date of this Agreement. Each Seller is duly licensed or qualified to do business under the Laws of each jurisdiction in which the nature of the business conducted by it makes such licensing or qualification necessary, except where failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 3.2 Organization and Qualification of the Acquired Entities. Each Acquired Entity is a corporation or limited liability company, as applicable, duly incorporated or organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or formation. Each Acquired Entity is duly licensed or qualified to do business under the Laws of each jurisdiction in which the nature of the business conducted by it makes such licensing or qualification necessary, except where failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 3.3 Authorization of Agreement. Subject to requisite Bankruptcy Court approvals:

16 (a) each Seller has all necessary power and authority to execute and deliver this Agreement and the other Transaction Agreements to which such Seller is a party and to perform its obligations hereunder and to consummate the Transactions; (b) the execution, delivery and performance by each Seller of this Agreement and the other Transaction Agreements to which such Seller is a party, and the consummation by such Seller of the Transactions, have been duly authorized by all requisite corporate action or limited liability company action on the part of such Seller, as applicable and no other organizational proceedings on such Seller’s part are necessary to authorize the execution, delivery and performance by such Seller of this Agreement or the other Transaction Agreements and the consummation by it of the Transactions; and (c) this Agreement and the other Transaction Agreements to which each Seller is a party have been, or will be, duly executed and delivered by such Seller and, assuming due authorization, execution and delivery hereof and thereof by Purchasers and Sellers, as applicable, constitutes, or will constitute, legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with its and their terms, except that such enforceability (a) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (b) is subject to general principles of equity, whether considered in a proceeding at law or in equity (collectively, the “Enforceability Exceptions”). Section 3.4 Conflicts; Consents. Assuming that (a) requisite Bankruptcy Court approvals are obtained, (b) the notices, authorizations, approvals, Orders, Permits, or Consents set forth on Section 3.4 of the Schedules are made, given or obtained (as applicable), and (c) the requirements of any applicable antitrust, competition, foreign direct investment or “FDI”, or merger control Laws promulgated by any Governmental Body (“Foreign Competition Laws”) are complied with, neither the execution and delivery by Sellers of this Agreement or the other Transaction Agreements, nor the consummation by Sellers of the Transactions contemplated by such Transaction Agreements, nor performance or compliance by Sellers with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the Organizational Documents of any Seller or Acquired Entity, (ii) subject to the entry of the Sale Order, violate any Law to which any Seller or Acquired Entity is subject, (iii) violate or constitute a breach of or default (with or without notice or lapse of time, or both) under or give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit, any of the terms or provisions of any Material Contract or Acquired Lease or accelerate any Seller’s or Acquired Entity’s obligations under any such Material Contract or Acquired Lease, or (iv) result in the creation of any Encumbrance (other than a Permitted Encumbrance) on any Acquired Assets, except, in the case of clauses (iii) and (iv), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 3.5 Equity Interests of Acquired Entities. (a) The authorized and outstanding Equity Interests, and the owner of record of such Equity Interests, of each of the Acquired Entities are as set forth on Section 3.5(a) of the Schedules. All of the outstanding Equity Interests of the Acquired Entities have been duly authorized, validly issued, fully paid and are non-assessable (where such concepts are legally 17 recognized with respect to such Acquired Entity in the jurisdictions of organization of such Acquired Entities). Except as set forth on Section 3.5(a) of the Schedules, there are no Contracts, commitments, understandings, arrangements or other obligations by which any of the Acquired Entities is bound to issue, deliver or sell, or cause to be issued, delivered or sold, Equity Interests, or that otherwise give any Person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holders of shares of Equity Interests of any Acquired Entity (including any rights to receive any payment in respect, or based on the price or value, thereof). None of Sellers or the Acquired Entities is a party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any such Equity Interests or any other agreement relating to the disposition, voting or dividends with respect to any such Equity Interests. Except as set forth on Section 3.5(a) of the Schedules, Sellers own all of the outstanding Equity Interests of the Acquired Entities, free and clear of all Encumbrances (other than Permitted Encumbrances). (b) Except as set forth on Section 3.5(b) of the Schedules, there are no other corporations, limited liability companies, partnerships, joint ventures, associations or other entities or Persons in which the Acquired Entities own as of the date of this Agreement, of record or beneficially, any Equity Interests. Section 3.6 Acquired ServiceCo Entities and Transferred ServiceCo Subsidiaries. Except as set forth on Section 3.6 of the Schedules, none of the Acquired ServiceCo Entities owns any assets, has any Liabilities, or conducts any operations. Section 3.7 Financial Statements. (a) (i) Parent has filed with the EDGAR system of the United States Securities and Exchange Commission: its Form 10K, filing date March 3, 2025, which includes the audited consolidated balance sheet of Parent and subsidiaries as of December 31, 2024 and the related audited consolidated statements of operations, comprehensive loss, stockholders’ (deficit) equity, and cash flows for the fiscal year ended December 31, 2024; and (ii) has provided the Trial Balance Sheet (collectively, the “Financial Statements”). (b) The Financial Statements have been prepared in all material respects in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited Financial Statements, subject to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto) and fairly present in all material respects the consolidated financial position of Sellers and their respective consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown, except as may be indicated in the notes thereto. Section 3.8 No Undisclosed Liabilities. None of the Assumed Liabilities include any Liabilities, except for (a) the Liabilities and obligations reflected on the Trial Balance Sheet, (b) Liabilities incurred in the Ordinary Course after the Balance Sheet Date or (c) Liabilities in respect of future performance under existing executory Contracts (other than a breach thereof). Except as set forth on Section 3.8 of the Schedules, to the Knowledge of Sellers, none of the Sellers or any 18 of the Acquired Entities, in each case, which is not a Debtor, has any Liabilities in excess of $100,000. Section 3.9 Title to Properties. (a) Neither Sellers nor any of the Acquired Entities own any real property, and neither Sellers nor any of the Acquired Entities is a party to any agreement or option to purchase any real property or interest therein. (b) One or more of Sellers or the Acquired Entities has a good and valid leasehold interest to all real property used or intended to be used in, or otherwise related to, the Business that is leased, subleased, licensed or otherwise occupied by a Seller and/or an Acquired Entity (the “Leased Real Property”), free and clear of all Encumbrances (other than Permitted Encumbrances). The Leased Real Property constitutes all real property currently required in the operation of the Business. (c) Section 3.9(c) of the Schedules sets forth a true and complete list of all Leases and the address of each Leased Real Property. Sellers have made available to Purchasers or Purchasers’ Advisors true, correct and complete copies of each Acquired Lease. Except as set forth on Section 3.9(c) of the Schedules (and subject to entry of the Sale Order), with respect to each Acquired Lease (i) such Acquired Lease is legal, valid, binding, enforceable and in full force and effect; (ii) to the Knowledge of Sellers, there are no existing material disputes with respect to such Acquired Lease; (iii) none of Sellers, Acquired Entities, nor to the Knowledge of Sellers, any other party thereto, is in breach of, or default under, such Acquired Lease; (iv) no events have occurred or conditions exist that constitute, or, after notice or lapse of time or both would constitute, a default on the part of a Seller, Acquired Entity or, to the Knowledge of Sellers, any counterparty under such Acquired Lease, (v) neither Sellers nor any of the Acquired Entities sublease, license or otherwise grant any Person the right to use or occupy such Leased Real Property or any portion thereof; and (vi) no such Acquired Lease, or any Acquired Leased Real Property, is collaterally assigned or subject to a security interest. Section 3.10 Accounts Receivable. Section 3.10 of the Schedules sets forth all accounts receivable of Sellers as of the close of business on April 30, 2025. Each accounts receivable (a) is a valid and enforceable “claim” (as defined in Section 101(5) of the Bankruptcy Code), and (b) arose out of one or more bona fide transactions in the Ordinary Course with Persons who are not Affiliates of any Seller. Except as provided for in this Agreement, no accounts receivable have been assigned or pledged to any Person. Section 3.11 Contracts. (a) Section 3.11 of the Schedules sets forth a list of each Material Contract, as of the date of this Agreement. “Material Contract” means any Contract to which any Seller or Acquired Entity, in all cases other than purchase orders or similar instruments and any Employee Benefit Plan, that: (i) relates to the formation, creation, governance, economics, or control of any joint venture, partnership or other similar arrangement with a third party (in 19 each case, other than Contracts entered into in the Ordinary Course and Organizational Documents of any Seller any Acquired Entity); (ii) provides for indebtedness for borrowed money of Sellers or the Acquired Entities having an outstanding or committed amount in excess of $100,000, in each case, other than for intercompany indebtedness among the Acquired Entities, letters of credit and credit terms extended to customers in the Ordinary Course and advancement of expenses made to employees and independent contractors in the Ordinary Course; (iii) relates to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) for aggregate consideration under such Contract in excess of $100,000 pursuant to which any earn-out, indemnification or deferred or contingent payment obligations remain outstanding that would reasonably be expected to involve payments by or to Sellers or the Acquired Entities of more than $100,000 after the date hereof (in each case, excluding acquisitions or dispositions of supplies, merchandise, Inventory, products, Equipment, properties or other assets in the Ordinary Course, or disposition of supplies, Inventory, merchandise, products, Equipment, properties or other assets that are obsolete, worn out, surplus or no longer used or useful in the conduct of the Business); (iv) is a Contract (other than purchase orders) pursuant to which Sellers or the Acquired Entities would reasonably be expected to make or receive payments of more than $100,000 during any fiscal year (other than intercompany indebtedness among the Acquired Entities); (v) contains any provision (A) limiting, in any material respect, the right of Sellers or the Acquired Entities to engage in any business, compete with any Person, or operate anywhere in the world, or (B) granting any exclusivity right to any third party or containing a “most favored nation” provision in favor of any third party, in each case of clauses (A) and (B), other than (1) a Contract that can be terminated on 90 days’ notice or less without resulting in a breach or violation of, or any acceleration of any rights or obligations or the payment of any penalty under, such Contract, (2) Contracts entered into in the Ordinary Course granting exclusive rights to any Seller’s or Acquired Entity’s services or containing “most favored nation” provisions with respect to any SEC’s or Acquired Entity’s, products or (3) any provision in any agreements for Intellectual Property limiting any Seller’s and any of its Affiliates’ (including any Acquired Entity’s) use of such Intellectual Property to specified fields of use or specified territories; (vi) contains a grant from (A) any Seller and any of its Affiliates (including any Acquired Entity) to a third party for a license or right to use any material Acquired Intellectual Property (other than nonexclusive licenses of Intellectual Property in the Ordinary Course) and (B) any third party to any Seller or any of its Affiliates (including any Acquired Entity) for a license or right to use any material Intellectual Property owned by a third party, other than (1) non-

20 exclusive licenses for “off-the-shelf” software or other software generally commercially available on standard terms and conditions, (2) non-exclusive licenses of Intellectual Property ancillary and incidental to the provision or receipt of generally commercially available services, or (3) confidentiality and invention assignment agreements between any Seller and any of its Affiliates (including any Acquired Entity) and their respective employees or contractors of standard form agreements of any Seller and any of its Affiliates (including any Acquired Entity); (vii) contains any guaranty of any obligation for borrowed money, or other material guaranty by Sellers or any Acquired Entity; (viii) contains a settlement, conciliation or similar agreement with (A) any Governmental Body or (B) any other third party pursuant to which in the case of this clause (B) any Seller or any Acquired Entity will be required, after the date hereof, to satisfy any monetary or material non-monetary obligations; (ix) requires capital expenditures after the date hereof in excess of $100,000; or (x) is a commitment or agreement to enter into any of the foregoing. (b) True, correct and complete copies of all Material Contracts, including all material amendments, supplements and modifications thereto, have previously been made available to Purchasers or Purchasers’ Advisors. Subject to requisite Bankruptcy Court approvals, and assumption by a Seller or Acquired Entity of the applicable Contract in accordance with Applicable Law (including satisfaction by Purchasers of any applicable Cure Costs) and except (i) as a result of the commencement of the Chapter 11 Cases, (ii) with respect to any Contract that has previously expired in accordance with its terms, been terminated, restated, or replaced, or (iii) as set forth in Section 3.11(b) of the Schedules, (A) each Material Contract is valid and binding on the Seller or Acquired Entity that is a party thereto and, to the Knowledge of Sellers, each other party thereto, and is in full force and effect, subject to the Enforceability Exceptions, (B) the Seller or Acquired Entity that is a party thereto, and, to the Knowledge of Sellers, any other party thereto, have performed all obligations required to be performed by it under each Material Contract, (C) Sellers or Acquired Entities have received no written notice of the existence of any breach or default on the part of Sellers and the Acquired Entities under any Material Contract, (D) there are no events or conditions that constitute, or, after notice or lapse of time or both, will constitute a default on the part of a Seller or Acquired Entity, or to the Knowledge of Sellers, any counterparty under such Material Contract and (E) to the Knowledge of Sellers, Sellers and the Acquired Entities have not received any written notice from any Person that such Person intends to terminate, or not renew, any Material Contract, except in each case of clauses (A) through (E), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 3.12 No Litigation. There are no Actions pending or, to the Knowledge of Sellers, threatened, against or affecting any of Sellers or Acquired Entities that would reasonably be expected to have a Material Adverse Effect on any Seller’s performance of its obligations under this Agreement or the consummation of the Transactions (other than any Actions that may arise 21 after the date hereof under antitrust Laws in relation to the Transactions), or that would otherwise be material, individually or in the aggregate, to the Business. Section 3.13 Permits; Compliance with Laws. Except as set forth on Section 3.13 of the Schedules, (i) each Seller (with respect to the Business and the Acquired Assets) and Acquired Entity is, and has been since January 1, 2022, in compliance in all material respects with all Applicable Laws and applicable Orders with respect to the conduct of the Business, and (ii) Sellers and the Acquired Entities hold all licenses, identification numbers, registrations, franchises, permits, certificates, approvals and authorizations from Governmental Bodies necessary for the lawful conduct of the Business as currently conducted, in each case, except as would not, individually or in the aggregate, reasonably be expected to be material, individually or in the aggregate, to the Business (collectively, “Permits”). Sellers and each Acquired Entity and each of their respective directors, officers and employees acting in such capacity and, to the Knowledge of Sellers, each of its and their other agents acting on its or their behalf, is, and has been since January 1, 2022, in all material respects with the International Trade Laws and Anti-Corruption Laws. Without limiting any of the foregoing, no Seller or Acquired Entity, nor any of their respective directors, officers, or employees, nor, to the Knowledge of Sellers, any other Person acting on behalf of any Seller (with respect to the Business) or Acquired Entity has (i) engaged in any business or dealings, directly or indirectly, involving or relating to, in violation of applicable Sanctions, (x) any country or territory that is the target of comprehensive sanctions imposed by the United States, Canada, European Union or United Kingdom (including Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region and the so-called Donetsk or Luhansk People’s Republics) or (y) a Person that is designated on, or is owned or controlled by a Person that is designated on any list of sanctioned parties maintained by the United States, Canada, the United Kingdom, or the European Union, including the list of Specially Designated Nationals and Blocked Persons maintained by OFAC; or (ii) paid, offered, promised, or authorized the payment of money or anything of value, directly or indirectly, to any Government Official, any political party, or any other Person for the purpose of influencing any act or decision or to secure any improper advantage. No Seller or Acquired Entity has received from any Governmental Body or any other Person any written or verbal notice of any violation, alleged violation, or any suspected violation of any Anti-Corruption Law or International Trade Law, or conducted any internal investigation with respect to, or made any voluntary or involuntary disclosure to a Governmental Body concerning, any actual, suspected, or alleged violation of any Anti-Corruption Law or International Trade Law, each Seller and Acquired Entity has maintained books and records in compliance with all applicable Anti-Corruption Laws that, in reasonable detail, accurately and fairly reflect their transactions and dispositions of assets, and each Seller and Acquired Entity has implemented and maintained effective policies, procedures, and internal controls to ensure that they have complied with all applicable Anti-Corruption Laws. Section 3.14 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) Sellers and the Acquired Entities are, and have been since January 1, 2022, in compliance with all applicable Environmental Laws, in each case with respect to the conduct of the Business or the occupancy of the Leased Real Property. 22 (b) Since January 1, 2022 (or earlier if unresolved), none of Sellers or the Acquired Entities has received any written, or to the Knowledge of Sellers oral, notice, report, or other information alleging that any Seller or Acquired Entity is in material violation of or materially liable under, any Environmental Law. (c) Sellers and the Acquired Entities possess and are, and since January 1, 2022, have been, in compliance with all Permits required under applicable Environmental Laws for the operation of the Business or to occupy the Leased Real Property. (d) There is no Action under or pursuant to any Environmental Law that is pending or, to the Knowledge of Sellers, threatened against any Seller (with respect to the Business) or any Acquired Entity. (e) Sellers (with respect to the Business) and the Acquired Entities are not subject to any Order imposed by any Governmental Body pursuant to Environmental Laws under which there are material uncompleted, outstanding or unresolved obligations on the part of any Seller or Acquired Entity. (f) Neither the Sellers (with respect to the Business) nor the Acquired Entities have assumed, undertaken, or provided any indemnification with respect to any material Liability of any Person arising under any Environmental Law. (g) There has been no release, disposal or transportation of, contamination by, or exposure of any Person to any Hazardous Materials at, from, or to any location, in each case for which Sellers (with respect to the Business) or the Acquired Entities are or would be materially liable under Environmental Law. (h) Sellers have made available to Purchasers true, correct and complete copies of all material environmental or health and safety reports, studies, records, audits and Permits relating to the Sellers’ or their affiliates’ or predecessors’, past or current businesses, operations or assets that are within the Sellers’ possession or under their reasonable control. Section 3.15 Intellectual Property. (a) Section 3.15(a) of the Schedules contains a complete and accurate list of all Registered Acquired Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to be material to Sellers and its Affiliates taken as a whole, Seller and its Affiliates exclusively own all of the Acquired Intellectual Property, free and clear of all Encumbrances (other than Permitted Encumbrances). Except as would not, individually or in the aggregate, reasonably be expected to be material to Sellers and its Affiliates taken as a whole, all of the Acquired Intellectual Property is subsisting, and to the Knowledge of Sellers, valid and enforceable. (b) Except as would not, individually or in the aggregate, reasonably be expected to be material to Sellers and its Affiliates taken as a whole, (i) Sellers and its Affiliates own or have sufficient rights to use all Intellectual Property necessary to or used in the conduct of the Business as currently conducted by Sellers and its Affiliates and (ii) Sellers and its Affiliates take and have taken commercially reasonable steps to maintain the confidentiality of all material 23 non-public confidential Acquired Intellectual Property and there have been no unauthorized uses or disclosures of any such material confidential Acquired Intellectual Property; provided that nothing in this Section 3.15(b) shall be interpreted or construed as a representation or warranty with respect to whether there is any infringement, misappropriation, or violation of any Intellectual Property, which is the subject of Section 3.15(d). (c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Actions are pending or, to the Knowledge of Sellers, threatened in a writing received by Sellers or any of its Affiliates against any Seller or any of its Affiliates, and since January 1, 2022, Sellers and its Affiliates have not received any written notice or claim, (i) challenging the ownership, validity, enforceability or use by any Seller or any of its Affiliates of any Acquired Intellectual Property or (ii) alleging that any Seller or any of its Affiliates in connection with the Business, or any Acquired Entity is infringing, misappropriating or otherwise violating the Intellectual Property of any Person. (d) To the Knowledge of Sellers, since January 1, 2022, no Person has infringed, misappropriated or otherwise violated the rights of Sellers or their Affiliates with respect to any Acquired Intellectual Property. The operation of the Business by Sellers and their Affiliates, and the Acquired Entities, have not violated, misappropriated or infringed the Intellectual Property of any other Person, except, in each case, as would not, individually or in the aggregate, reasonably be expected to be material to Sellers and its Affiliates taken as a whole. (e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the consummation of the Transactions will not result in the grant of any right or license to any third party of any Acquired Intellectual Property, or the loss of any rights to any Intellectual Property necessary to, or used in, the conduct of the Business as currently conducted by Sellers and Affiliates. Section 3.16 Information Systems; Data Privacy (a) Since January 1, 2022, Sellers and the Acquired Entities have implemented commercially reasonable physical, technical, and administrative security measures and policies to ensure the confidentiality and security of the IT Assets used or maintained by any Seller (with respect to the Business) or Acquired Entity, and confidential information, including Personal Information, in connection with the conduct of its and their businesses, and (ii) there have been no failures, breakdowns, outages, unavailability or material disruptions of any such IT Assets that materially affected the operations of any Seller (with respect to the Business) or any Acquired Entity. To the Knowledge of Sellers, such IT Assets do not contain any virus, malware, trojan horse, worm, back door, time bomb, drop dead device or other program, routine, instruction, device, code, contaminant, logic or effect designed or intended to disable, disrupt, erase, enable any Person to access without authorization, or otherwise affect the functionality of, any such IT Assets. (b) With respect to the access, storage, use, modification, transfer, disclosure, destruction, or any other processing of Personal Information collected or maintained by or on behalf of any Seller (with respect to the Business) or Acquired Entity, Sellers and the Acquired

24 Entities are and have since January 1, 2022 been in material compliance with the Privacy Requirements. (c) No Seller or Acquired Entity, since January 1, 2022, (i) has received any notice from any Governmental Body or Person alleging a violation of any Privacy Requirements by such Seller or Acquired Entity; (ii) has been required to notify any Governmental Body, affected individuals or other Persons of a violation of any Privacy Requirements; (iii) has been notified, or to the Knowledge of Sellers has been required by applicable Law, Governmental Body, or any Person, to notify any Governmental Body, Person or other party of any Security Breach, (iv) has experienced any material Security Breaches; or (v) has been the subject of any notice, claim, Action, suit, proceeding, arbitration, complaint, charge, or to the Knowledge of Sellers investigation, or any pending or threatened Action from any Governmental Body or any other Person regarding any violation of, or failure to comply with, the Privacy Requirements. Section 3.17 Tax Matters. (a) No Acquired Entity other than Sunnova TEP Holdings, LLC (“TEP Holdings”) is or has been a member of an affiliated, combined, consolidated or unitary Tax group and no Acquired Entity (other than TEP Holdings) has any liability for Taxes of any Person (other than an Acquired Entity) arising from the application of Treasury Regulations Section 1.1502-6 or any analogous provision of state, local or non-U.S. Law applicable to the Acquired Entities, or as a transferee or successor or by Contract (other than a Contract entered into in the ordinary course of business the principal subject matter of which is not Taxes, or any such Contract for the sale of ITCs and customary indemnification obligations related thereto. (b) No Acquired Entity (other than TEP Holdings) has ever been classified as an association taxable as a corporation for U.S. federal or applicable state income tax purposes. (c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) Each Seller (or its applicable Affiliate) has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file obtained in the Ordinary Course) all Tax Returns with respect to the Acquired Assets required to be filed by it. Each Acquired Entity has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file obtained in the Ordinary Course) all Tax Returns required to be filed by it. All such Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects. (ii) All Taxes with respect to the Acquired Assets owed by a Seller that are due (whether or not shown on any Tax Return) have been timely paid in full, except to the extent the nonpayment thereof is permitted or required by the Bankruptcy Code. All income and other material Taxes with respect to the Acquired Entities that are due (whether or not shown on any Tax Return) have been timely paid in full, except to the extent the nonpayment thereof is permitted or required by 25 the Bankruptcy Code or have been adequately reserved against in accordance with GAAP. (iii) There are no Encumbrances for Taxes on any of the Acquired Assets or assets of the Acquired Entities other than Permitted Encumbrances. (iv) In the last two years, no written claim has been made in a jurisdiction where any Acquired Entity or any Seller (with respect to the Acquired Assets), as applicable, does not file Tax Returns that such Acquired Entity or such Seller (with respect to the Acquired Assets) is subject to taxation in that jurisdiction. (v) No Acquired Entity is a party to, is bound by, or has any obligation under, any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar agreement that will be in effect after Closing, in each case, other than pursuant to customary provisions of a credit agreement, other commercial agreement not principally relating to Taxes, or with respect to any such Contract for the sale of ITCs and customary indemnification obligations related thereto; provided, that no ITC recapture within the meaning of Section 50 of the Tax Code (including as applied through Section 6418 of the Tax Code) has occurred as a result of the Transactions that would give rise to an indemnity obligation with respect to such Contract. (vi) No Seller or Acquired Entity has waived any statute of limitations in respect of Taxes with respect to the Acquired Assets or Taxes of the Acquired Entities or agreed to any extension of time with respect to an assessment or deficiency for Taxes with respect to the Acquired Assets or Taxes of the Acquired Entities (in each case, other than pursuant to extensions of time to file Tax Returns obtained in the Ordinary Course or in response to a request by a taxing authority in connection with an audit or similar proceeding), in each case, which waiver or extension is currently in force and would have effect after the Closing Date. Section 3.18 Employee Benefit Plans. (a) Section 3.18(a) of the Schedules sets forth a complete and correct list of each material Employee Benefit Plan. For purposes of this Agreement, “Employee Benefit Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA, each other deferred compensation, bonus or incentive compensation, pension, retiree medical, disability or life insurance plan, program, Contract, agreement or arrangement, each employment, severance, change-of-control and each other employee benefit or compensation plan, program, Contract, agreement or arrangement, in each case (i) that is maintained, sponsored, administered or contributed or required to be contributed to by Sellers or any of their respective Subsidiaries for the benefit of Business Employees or former Business Employees, or (ii) with respect to which any Acquired Entity has any Liability; provided that the term “Employee Benefit Plan” shall not include any statutory benefit plan to which any of Sellers, its Subsidiaries or any Acquired Entity is required to participate in or comply with that is sponsored or administered by a Governmental Body (such as Social Security) or any “multiemployer plan” as defined in Section 3(37) of ERISA. Each Seller has made available to the Purchasers or the Purchasers’ Advisors a true and complete 26 copy of the current plan document for each material Employee Benefit Plan. Notwithstanding anything to the contrary in the foregoing, Section 3.18(a) of the Schedules shall exclude any at- will employment agreements, offer letters or similar Contracts that may be terminated upon notice of 90 days or less without material Liability to Sellers. (b) Each Employee Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Tax Code has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion letter issued by the IRS. There are no existing circumstances of events that have occurred that would reasonably be expected to cause the loss of any such qualification status of any such Employee Benefit Plan. There are no pending, or to the Knowledge of Sellers, threatened claims (other than routine claims for benefits) by, on behalf of or against any Employee Benefit Plan which could reasonably be expected to result in any Liability that would reasonably be expected to be material to the Acquired Assets and the Business, taken as a whole. The Employee Benefit Plans comply in form and in operation with their terms and Applicable Law, including the applicable requirements of the Tax Code and ERISA, except as would not reasonably be expected to be material to the Acquired Assets and the Business, taken as a whole. (c) The consummation of the Transactions is not reasonably expected to (i) accelerate the time of payment or vesting, or materially increase the amount, of compensation due to any Business Employee under any Employee Benefit Plan, (ii) cause a Seller or Acquired Entity to transfer or set aside any assets to fund any benefits under any Employee Benefit Plan or (iii) result in any “disqualified individual” with respect to any Seller or Acquired Entity receiving any “excess parachute payment” (as each such term is defined in section 280G of the Tax Code), determined without regard to any arrangements that may be implemented by, or at the direction of, Purchasers or any of its Affiliates. Section 3.19 Employees. (a) Section 3.19(a) of the Schedules sets forth the following information for each Business Employee: (i) identification number; (ii) job title; (iii) date of hire; (iv) full-time or part-time status; (v) exempt or non-exempt classification; (vi) base annual salary or hourly wage rate (as applicable); (vii) location (including location into which a remote employee reports); (viii) leave status; (ix) work authorization or permit type; (x) accrued, but unused paid-time off; (xi) employing entity; and (xii) target annual bonus and the most recent bonus received. (b) None of Sellers (with respect to the Business Employees) or the Acquired Entities is party to or bound by any collective bargaining agreements or similar labor-related Contracts with any labor union representing any Business Employees. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there (i) is no written demand from any labor union seeking recognition as the exclusive bargaining representative of any Business Employees by any Seller or Acquired Entity and (ii) is no pending or, to the Knowledge of Sellers, threatened, strike, lockout, organized labor slowdown, or concerted work stoppage by any Business Employees. (c) Sellers are in compliance in all material respects with all applicable Laws respecting employment practices and labor, including those related to wages and hours (including 27 minimum wage and overtime Laws and wage payment Laws), collective bargaining, unemployment insurance, workers’ compensation, immigration, retaliation, harassment and discrimination, disability rights and benefits, affirmative action, and employee layoffs, employee notification, leave, health and safety, and child labor. (d) Except as would not result in material Liability, Sellers currently properly classify and for the past three (3) years have properly classified each Business Employee as exempt or non-exempt for the purposes of the Fair Labor Standards Act. (e) There is no Action pending or, to the Knowledge of the Sellers, threatened in writing against Sellers or Acquired Entities alleging a violation of any labor or employment law that if adversely determined against Sellers or Acquired Entities, individually or in the aggregate, reasonably be expected to be material to the Business, the Acquired Assets or the Assumed Liabilities, taken as a whole, nor have any such Actions been brough in the last 3 years. (f) Except as set forth on Section 3.19(f) of the Schedules, no “mass layoff,” “plant closing” or similarly defined conduct (as defined in the federal Worker Adjustment and Retraining Notification Act or any similar state, local or foreign Law (collectively, “WARN”)) has been implemented by Sellers in the ninety (90) days immediately prior to the date of this Agreement. Except as set forth on Section 3.19(f) of the Schedules, Sellers do not currently plan or contemplate any plant closings, reduction in force, terminations of employees, or similar personnel actions at any site of employment where any Business Employees are located that would trigger obligations under WARN. (g) Other than SEC, none of the Sellers or any of their Affiliates employ any employees or other individual independent contractors. Section 3.20 Insurance. Section 3.20 of the Schedules sets forth a description of all material insurance policies maintained by Sellers (with respect to the Business) or the Acquired Entities, other than any policies maintained in connection with an Employee Benefit Plan (the “Business Insurance Policies”). To the Knowledge of Sellers, the Business Insurance Policies are adequate for the Business and are consistent with industry practice. As of the date of this Agreement, each insurance policy maintained by each Seller is in full force and effect and no Seller, Acquired Entity or, to the Knowledge of the Sellers, any of its or their Affiliates has (a) received a written notice of cancellation or non-renewal with respect thereto since January 1, 2022, or (b) taken any action or failed to take any action which would constitute a breach or default, or permit the termination or modification, of any such Business Insurance Policies. Section 3.21 Brokers. Except for Moelis & Company LLC (“Moelis”), the fees and expenses of which will be paid by Sellers, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of any Sellers or their Affiliates. Section 3.22 Inter-Company Transactions. A true, correct and complete list and description of all Contracts (including any amendments, supplements, restatements or modifications thereto) between Sellers or between a Seller, on the one hand, and an Acquired

28 Entity, on the other, relating to the Acquired Assets, Assumed Liabilities or the Business, is set forth on Section 3.22 of the Schedules, and true, correct and complete copies of such Contracts have been made available to Purchasers. Section 3.23 Title to Assets. Subject to any Permitted Encumbrances, Sellers have good and valid title to, or the right to use, the tangible Acquired Assets except to the extent the failure to have such title or right to use would not be expected to be material to the Business. At the Closing, pursuant to the Sale Order, Sellers will convey such good and valid title to or rights to use all of the tangible Acquired Assets, free and clear of all Encumbrances (other than Permitted Encumbrances that will be released at the Closing Date) to Purchasers. Section 3.24 Sufficiency of Assets. At the Closing, Purchasers will own or have the right to use all of the assets used in, held for use or necessary to conduct in all material respects the Business as conducted as of the date of this Agreement, other than the Excluded Assets. Section 3.25 No Material Adverse Effect. Since the Balance Sheet Date through the date of this Agreement, except as set forth on Section 3.25 of the Schedules, no Material Adverse Effect has occurred. Section 3.26 Renewable Energy Incentives. (a) To the Knowledge of Sellers, Section 3.26(a) of the Schedules sets forth a true, correct, and complete list of all Renewable Energy Incentives and any contractual arrangements related thereto, including (i) any rights, entitlements, requirements, obligations, responsibilities or other contractual arrangements to acquire or obtain future Renewable Energy Incentives or (ii) any requirements, obligations, responsibilities or other contractual arrangements to divest or deliver Renewable Energy Incentives, in each case, for clauses (i) and (ii), that are held by Sellers (with respect to the Business) or the Acquired Entities as of the date hereof. (b) Each Renewable Energy Incentive (with respect to the Business) (including any rights or entitlements to future Renewable Energy Incentives) (i) has been duly and validly applied for and issued or sold to Sellers or the Acquired Entities, as applicable, or, in the case of future incentives, Sellers or the Acquired Entities have valid and enforceable contractual rights to receive such incentives if and when they are created or awarded, (ii) is in full force and effect in all material respects, (iii) has not expired, been revoked, suspended, divested, or otherwise terminated, and (iv) is not subject to any pending or, to the Knowledge of Sellers, threatened cancellation, revocation, termination, or suspension. (c) Sellers (with respect to the Business) and the Acquired Entities are, and since January 1, 2022 have been, in compliance in all material respects with all terms and conditions applicable to the Renewable Energy Incentives, including any requirements necessary to maintain eligibility for future Renewable Energy Incentives, and no event has occurred or condition exists that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, termination, or material adverse modification of any Renewable Energy Incentive or any contractual right to receive future Renewable Energy Incentives. 29 (d) All Renewable Energy Incentives, including all rights and entitlements (with respect to the Business) to receive future Renewable Energy Incentives, are owned by Sellers or the Acquired Entities free and clear of all material Encumbrances and claims, other than Permitted Encumbrances. (e) Since January 1, 2022 (or earlier if unresolved), no Seller (with respect to the Business) or Acquired Entity has received any written notice, or to the Knowledge of Sellers oral, notice, report, or other information from any Governmental Body or other Person of any actual or alleged material violation or non-compliance with respect to any Renewable Energy Incentive or any contractual right to receive future Renewable Energy Incentives, or of any intention by any Governmental Body to revoke, suspend, terminate, or materially modify any Renewable Energy Incentive or any such contractual right. Section 3.27 No Other Representations or Warranties. Except for the representations and warranties expressly contained in this Article III (as qualified by the Schedules) and the Transaction Agreements (in each case, in accordance with the express terms and conditions (including limitations and exclusions) of this Agreement and the Transaction Agreements) (the “Express Representations”) (it being understood that the Purchaser Group has relied only on the Express Representations for purposes of the Transactions), no Seller nor any other Person on behalf of any Seller makes any express or implied representation or warranty with respect to any Seller, the Acquired Assets, or the Assumed Liabilities or with respect to any information, statements, disclosures, documents, projections, forecasts or other material of any nature made available or provided by any Person (including in (x) any presentations or other materials prepared by Moelis, the “Information Presentation”, (y) that certain virtual data room administered by Datasite (the “Dataroom”), or (z) in the Projections to Purchasers on behalf of Seller Parties). Without limiting the foregoing, no Seller nor any other Person will have or be subject to any Liability whatsoever to Purchasers, or any other Person, resulting from the distribution to Purchaser Group, or Purchaser Group’s use of or reliance on or discussions with respect to, any such information, statements, disclosures, documents, projections, forecasts, or other material in expectation of the Transactions; provided, that the foregoing shall not limit any Express Representations or claims in respect of Fraud. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchasers jointly and severally represents and warrant to Sellers as follows. Section 4.1 Organization and Qualification. Each Purchaser is a limited liability company duly formed, validly existing, and in good standing under the Laws of the State of Delaware and has all requisite power and authority necessary to carry on its business as it is now being conducted, except (other than with respect to such Purchaser’s due formation and valid existence) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on such Purchaser’s ability to consummate the Transactions. Each Purchaser is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or used by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified, or in good standing 30 would not, individually or in the aggregate, reasonably be expected to prevent or adversely affect such Purchaser’s ability to consummate the Transactions. Section 4.2 Authorization of Agreement. Each Purchaser has all necessary power and authority to execute and deliver this Agreement and the Transaction Agreements and to perform its obligations in this Agreement and to consummate the Transactions. The execution, delivery, and performance by each Purchaser of this Agreement, and the consummation by each Purchaser of the Transactions, subject to requisite Bankruptcy Court approvals, have been duly authorized by all requisite corporate or similar organizational action and no other corporate or similar organizational proceedings on such Purchaser’s part are necessary to authorize the execution, delivery, and performance by each Purchaser of this Agreement and the consummation by it of the Transactions. Subject to requisite Bankruptcy Court approvals, this Agreement has been duly executed and delivered by such Purchaser and, assuming due authorization, execution, and delivery of this Agreement by the other Parties, constitutes a legal, valid, and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except that such enforceability may be limited by the Enforceability Exceptions. Section 4.3 Conflicts; Consents. (a) Assuming that (i) the Sale Order and all other requisite Bankruptcy Court approvals are obtained, and (ii) the requirements of the HSR Act, if applicable, are complied with, neither the execution and delivery by Purchasers of this Agreement, nor the consummation by Purchasers of the Transactions, nor performance or compliance by Purchasers with any of the terms or provisions hereof, will (A) conflict with or violate any provision of such Purchaser’s Organizational Documents, (B) violate any Law or Order applicable to such Purchaser, (C) violate or constitute a breach of or default (with or without notice or lapse of time, or both) under, (x) give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit under, (y) any of the terms or provisions of any loan or credit agreement or other material Contract to which such Purchaser is a party, or (z) accelerate such Purchaser’s obligations under any such Contract, or (D) result in the creation of any Encumbrance (other than a Permitted Encumbrance) on any properties or assets of such Purchaser or any of its Subsidiaries, except, in the case of clauses (A) through (D), as would not, individually or in the aggregate, reasonably be expected to prevent or materially impair, alter, or delay such Purchaser’s ability to consummate the Transactions. (b) Except as set forth on Section 4.3(a) of the Schedules, such Purchaser is not required to file, seek or obtain any notice, Governmental Authorization, approval, Order, Permit or Consent of or with any Governmental Body in connection with the execution, delivery and performance by such Purchaser of this Agreement or the consummation by such Purchaser of the Transactions, except (i) any filings required to be made under the HSR Act, if applicable, or (ii) where failure to obtain such Consent, approval, authorization or action, or to make such filing or notification, would not, individually or in the aggregate, reasonably be expected to prevent or materially impair the ability of such Purchaser to consummate the Transactions. Section 4.4 Financing. Purchasers will have at the Closing sufficient funds in an aggregate amount necessary to pay all amounts payable under this Agreement, including the Purchase Price, to perform the Assumed Liabilities as they become due in accordance with their 31 terms and to consummate all of the other Transactions, including the payment of the Purchase Price and all fees, expenses of, and other amounts required to be paid by, Purchasers in connection with the Transactions and does not know of any circumstance or condition that could reasonably be expected to prevent the availability of such funds or otherwise impair such capability at the Closing and such other dates that such obligations and transactions are required to be satisfied pursuant to the terms of this Agreement. Purchasers affirm that it is not a condition to Closing or to any of its obligations under this Agreement that Purchasers obtain financing for the Transactions. Purchasers are and shall be capable at the Closing of satisfying the conditions contained in Sections 365(b)(1)(C) and 365(f) of the Bankruptcy Code with respect to the Assigned Contracts and the related Assumed Liabilities. Section 4.5 Brokers. Except for Evercore Group L.L.C., all of whose fees and expenses will be paid by Sellers, there is no investment banker, broker, finder, or other intermediary which has been retained by or is authorized to act on behalf of Purchasers that might be entitled to any success fee or commission in connection with the Transactions. Section 4.6 No Litigation. There are no Actions pending or, to Purchasers’ knowledge, threatened against or affecting Purchasers that will or would reasonably be expected to materially and adversely affect Purchasers’ performance of their obligations under this Agreement or the consummation of the Transactions. Section 4.7 Investment Representation; Investigation. The applicable Purchasers are acquiring, individually and not jointly, the Equity Interests of the Acquired Entities, as applicable, for their own account with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities Laws. Such Purchasers are “accredited investors” within the meaning of Regulation D promulgated pursuant to the Securities Act. Such Purchasers are capable of evaluating the merits and risks of the Transactions and is able to bear the substantial economic risk of such investment for an indefinite period of time. Purchasers have been afforded access to the books and records, facilities and personnel of the Acquired Entities for purposes of conducting a due diligence investigation and has conducted a due diligence investigation of the Acquired Entities and is satisfied with the access and materials made available to it in connection with such investigation and the scope and results of such investigation. Section 4.8 Certain Arrangements. As of the date hereof, except for arrangements among any holders of bonds, indentures, notes or similar instruments of a Seller or Affiliate thereof, there are no Contracts, undertakings, commitments, agreements or obligations, whether written or oral, between any member of the Purchaser Group, on the one hand, and any member of the management of Sellers or its respective board of directors (or applicable governing body of any Affiliate of Sellers), any holder of equity or debt securities of Sellers, or any lender or creditor of Sellers or any Affiliate of Sellers, or any third party on the other hand, (a) relating in any way to the acquisition of the Acquired Assets or the Transactions (including any joint bidding, exclusivity or similar arrangement with any third party) or (b) that would be reasonably likely to prevent, restrict, impede or adversely affect the ability of Sellers or any of their Affiliates to entertain, negotiate or participate in any such Transactions.

32 Section 4.9 No Other Representations or Warranties. Except for the representations and warranties expressly contained in this Article IV and the Transaction Agreements (in each case, in accordance with the express terms and conditions (including limitations and exclusions) of this Agreement and the Transaction Agreements (the “Express Purchaser Representations”)), it is understood that Sellers have relied only on the Express Purchaser Representations for purposes of the Transactions. Sellers are not relying on and will not rely on the accuracy or completeness of any other express or implied representation or warranty with respect to Purchasers, the Excluded Assets, or the Excluded Liabilities, or with respect to any other information, statements, disclosures, documents, projections, forecasts or other material of any nature made available or provided by any Person to Sellers on behalf of the Purchaser Group. Sellers acknowledge that neither Purchasers nor any other Person on behalf of Purchasers makes any other express or implied representation or warranty with respect to Purchasers or with respect to any other information provided to any Seller by Purchasers. ARTICLE V BANKRUPTCY COURT MATTERS Section 5.1 Bankruptcy Actions. (a) On the Petition Date, Sellers shall file with the Bankruptcy Court a motion seeking entry of the Bidding Procedures Order approving, among other things, the execution, delivery, and performance of this Agreement by Sellers, other than the performance of those obligations to be performed at or after the Closing. The form and substance of such motion shall be reasonably acceptable to each Purchasers. Each Purchaser agrees that it will promptly take such actions as are reasonably requested by Sellers to assist in obtaining Bankruptcy Court approval of the Bidding Procedures Order and Sale Order. (b) The bidding procedures to be employed with respect to this Agreement shall be those reflected in the Bidding Procedures Order. Purchasers agree and acknowledge that Sellers, including through their representatives, are and may continue soliciting inquiries, proposals or offers from third parties in connection with any Alternative Transaction pursuant to the terms of the Bidding Procedures Order. Sellers may modify the motion seeking approval of the Sale Order pursuant to discussions with the United States Trustee assigned to the Chapter 11 Cases, the Bankruptcy Court, any creditor or committee representing a group of creditors in the Chapter 11 Cases, or any other party in interest, with such modifications being acceptable to Purchasers in its commercially reasonable discretion. (c) From the date hereof until the earlier of (i) the termination of this Agreement in accordance with (m) and (ii) the Closing Date, the Parties shall use their respective commercially reasonable efforts to obtain entry by the Bankruptcy Court of the Bidding Procedures Order and the Sale Order. (d) Purchasers shall promptly take all actions as are reasonably requested by SEC to assist in obtaining the Bankruptcy Court’s entry and approval of the Sale Order, and any other Order reasonably necessary in connection with the Transactions as promptly as practicable, including furnishing affidavits, non-confidential financial information, or other documents or information for filing with the Bankruptcy Court and making such employees and Advisors of 33 Purchasers and its Affiliates available to testify before the Bankruptcy Court for the purposes of, among other things, (i) providing necessary assurances of performance by Purchasers under this Agreement, (ii) demonstrating that each Purchaser is a “good faith” purchaser under Section 363(m) of the Bankruptcy Code, (iii) establishing adequate assurance of future performance by the applicable Purchaser of the such Purchaser’s Assigned Contracts as required under Section 365 of the Bankruptcy Code, and (iv) demonstrating the applicable Purchaser’s ability to pay and perform or otherwise satisfy such Purchaser’s Assumed Liabilities following the Closing. (e) Each of Sellers and Purchasers shall (i) appear formally or informally in the Bankruptcy Court if reasonably requested by the other Party or required by the Bankruptcy Court in connection with the Transactions and (ii) keep the other reasonably apprised of the status of material matters related to the Agreement, including, upon reasonable request promptly furnishing the other with copies of notices or other communications received by Sellers from the Bankruptcy Court with respect to the Transactions. (f) Sellers and Purchasers acknowledge that this Agreement and the sale of the Acquired Assets are subject to higher and better bids and Bankruptcy Court approval. Purchasers acknowledge that Sellers must act in good faith and take reasonable steps to demonstrate that they have sought to obtain the highest or otherwise best price for the Acquired Assets, including giving notice thereof to the creditors of Sellers and other interested parties, providing information about Sellers and the Business to prospective bidders, entertaining higher and better offers from such prospective bidders, and, in the event that additional qualified prospective bidders desire to bid for the Acquired Assets, conducting an Auction. (g) Purchasers shall use commercially reasonable efforts to provide adequate assurance of future performance as required under Section 365 of the Bankruptcy Code for the Assigned Contracts. Purchasers agree that they will use commercially reasonable efforts to assist in obtaining a Bankruptcy Court finding that there has been a sufficient demonstration of adequate assurance of future performance under the Assigned Contracts, such as furnishing affidavits, non- confidential financial information and other documents or information for filing with the Bankruptcy Court and making Purchaser’s Advisors available to testify before the Bankruptcy Court. For the avoidance of doubt, nothing in this Agreement shall require the Purchasers to raise incremental financing. (h) Nothing in this Section 5.1 shall prevent Sellers from modifying the bidding procedures as necessary or appropriate to maximize value for Sellers’ estate in accordance with Sellers’ fiduciary obligations. (i) Purchasers agrees not to solicit or enter into any joint bidder, exclusivity, or similar arrangement prior to the Closing without the prior written consent of SEC. Section 5.2 Cure Costs. Subject to entry of the Sale Order, Sellers shall, on or prior to the Closing (or, in the case of any Contract that is to be assigned following the Closing pursuant to Section 1.5, on or prior to the date of such assignment), pay the Cure Costs and cure any and all other defaults and breaches under the Assigned Contracts so that such Contracts may be assumed by the applicable Seller and assigned to the applicable Purchaser in accordance with the provisions of Section 365 of the Bankruptcy Code and this Agreement. 34 Section 5.3 Sale Order. The Sale Order shall, among other things, (a) approve, pursuant to Sections 105, 363 and 365 of the Bankruptcy Code (i) the execution, delivery and performance by Sellers of this Agreement, (ii) the sale of the Acquired Assets to Purchasers on the terms set forth herein and free and clear of all Encumbrances (other than Encumbrances included in the Assumed Liabilities and Permitted Encumbrances), and (iii) the execution, delivery, and performance by Sellers of their obligations under this Agreement, (b) authorize and empower Sellers to assume and assign to Purchasers the Assigned Contracts, (c) find that each Purchaser is a “good faith” purchaser within the meaning of Section 363(m) of the Bankruptcy Code, find that any Purchaser is not a successor to any Seller, and grant Purchasers the protections of Section 363(m) of the Bankruptcy Code, (d) find that Purchasers have provided adequate assurance (as that term is used in Section 365 of the Bankruptcy Code) of future performance in connection with the assumption of the Assigned Contracts, and (e) find that Purchasers shall have no Liability for any Excluded Liability or responsibility for any Liability or other obligation of any Seller arising under or related to the Acquired Assets other than as expressly set forth in this Agreement, including successor or vicarious Liabilities of any kind or character, including any theory of antitrust, successor, or transferee Liability, labor law, de facto merger, environmental, or substantial continuity. Without limiting Sellers’ obligation to take all such actions as are reasonably necessary to obtain Bankruptcy Court approval of the Sale Order, Purchasers agree that it will promptly take such actions as are reasonably requested by any Seller to assist in obtaining Bankruptcy Court approval of the Sale Order, including furnishing affidavits or other documents or information for filing with the Bankruptcy Court for purposes, among others, of (A) demonstrating that each Purchaser is a “good faith” purchaser under Section 363(m) of the Bankruptcy Code and (B) establishing adequate assurance of future performance within the meaning of Section 365 of the Bankruptcy Code and in accordance with the Bidding Procedures Order. Section 5.4 Approval. Sellers’ obligations under this Agreement and in connection with the Transactions are subject to entry of and, to the extent entered, the terms of any Orders of the Bankruptcy Court (including entry of the Sale Order). Nothing in this Agreement shall require Sellers or their respective Affiliates to give testimony to or submit a motion to the Bankruptcy Court that is untruthful or to violate any duty of candor or other fiduciary duty to the Bankruptcy Court or its stakeholders. ARTICLE VI COVENANTS AND AGREEMENTS Section 6.1 Conduct of the Business of Sellers. (a) Except (i) as required by applicable Law, Order or a Governmental Body, (ii) any limitations on operations imposed by the Bankruptcy Court or the Bankruptcy Code or the DIP Financing Agreement, as the case may be, (iii) as expressly contemplated or required by this Agreement or as required under the Sunnova ABS Transaction Documents or Sunnova Tax Equity Transaction Documents, (iv) to the extent an Excluded Asset or an Excluded Liability, or (v) as set forth on Section 6.1 of the Schedules, during the period from the date of this Agreement until the Closing (or such earlier date and time on which this Agreement is terminated pursuant to (m)), unless Purchasers otherwise consent in writing, Sellers shall (and shall cause the Acquired Entities to) use their commercially reasonable efforts to (A) carry on the Business in the Ordinary Course, 35 (B) conduct their business in accordance with Applicable Law and (C) maintain its Permits, material Intellectual Property, Equipment and Business Insurance Policies; provided that no action by Sellers or Acquired Entity with respect to matters specifically addressed by Section 6.1(b) shall be deemed to be a breach of this Section 6.1(a) unless such action would constitute a breach of Section 6.1(b). (b) Except (i) as required by Applicable Law, Order or a Governmental Body, (ii) any limitations on operations imposed by the Bankruptcy Court or the Bankruptcy Code, as the case may be, (iii) as expressly contemplated or required by this Agreement or as required under the Sunnova ABS Transaction Documents or Sunnova Tax Equity Transaction Documents, (iv) to the extent an Excluded Asset or an Excluded Liability, or (v) as set forth on Section 7.2(c) of the Schedules, during the period from the date of this Agreement until the Closing (or such earlier date and time on which this Agreement is terminated pursuant to (m)), unless Purchasers otherwise consent in writing, Sellers shall not, and shall cause the Acquired Entities not to, take any of the following actions with respect to the Business: (i) other than transactions solely among Sellers and the Acquired Entities or pursuant to the terms of any Employee Benefit Plan, (A) issue, sell, encumber, or grant any Equity Interests of the Acquired Entities, (B) redeem, purchase, or otherwise acquire any of the outstanding Equity Interests of the Acquired Entities, (C) establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any Equity Interests of the Acquired Entities, or (D) split, combine, subdivide, or reclassify any Equity Interests of the Acquired Entities; (ii) (A) incur, assume or otherwise become liable for any indebtedness for borrowed money, issue or sell any debt securities or rights to acquire any debt securities of Sellers or the Acquired Entities, guarantee any such indebtedness or any debt securities of another Person (collectively, “Indebtedness”), except for (1) intercompany Indebtedness among the Acquired Entities, (2) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities or cash management programs, in each case issued, made or entered into in the Ordinary Course, (3) Indebtedness incurred under arrangements that are not secured by the Acquired Assets and that the Acquired Entities are not responsible for (whether as borrowers or guarantors), and (4) Indebtedness incurred under existing arrangements (including in respect of letters of credit), in each case of this clause (A), other than Excluded Liabilities, (B) enter into any swap or hedging transaction or other derivative agreements other than in the Ordinary Course or (C) make any loans, capital contributions or advances to, or investments in, any Person other than as permitted pursuant to Section 6.1(b)(v); (iii) sell or lease to any Person, in a single transaction or series of related transactions, any of the Acquired Assets, except (x) Ordinary Course dispositions of Inventory, (y) dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the Business, or (z) dispositions of New Home WIP.

36 (iv) make or authorize capital expenditures including for property, plant and Equipment, except for those in accordance with the business plan or capital expenditure budget made available to Purchasers; (v) except as permitted under Section 6.1(b)(iv), and except for acquisitions made with Purchasers’ prior written consent, make any acquisition of, or investment in, any securities or business (including by merger), (which shall exclude acquisitions of Inventory in the Ordinary Course); (vi) except (A) in the Ordinary Course or (B) as permitted pursuant to the terms of any Employee Benefit Plan, (1) materially increase any compensation of any Business Employee (including bonus or long-term incentive opportunities), (2) hire any employee who would be a Business Employee, (3) take any action to accelerate any rights or benefits of any Business Employee under any Employee Benefit Plan or (5) terminate any Business Employee (other than for cause), except as set forth on Section 3.19(f) of the Schedules; provided that the foregoing shall not restrict Sellers from taking any action with respect to non-Business Employees, including the termination of any non-Business Employee; (vii) make any material changes in financial accounting methods, principles or practices materially affecting the consolidated assets, Liabilities or results of operations of Sellers and the Acquired Entities with respect to the Business, except insofar as may be required (A) by GAAP (or any interpretation thereof), (B) by any applicable Law or (C) by any Governmental Body or quasi- governmental authority (including the Financial Accounting Standards Board or any similar organization); (viii) grant any Encumbrance (other than Permitted Encumbrances) on any of its Acquired Assets other than to secure Indebtedness and other obligations in existence at the date of this Agreement (and required to be so secured by their terms) or permitted under Section 6.1(b)(ii); (ix) sell, transfer, abandon, permit to lapse (other than by expiration), or otherwise dispose of (including through exclusive license) any material Acquired Intellectual Property, except (i) abandonment or lapse of any issued or registered material Acquired Intellectual Property rights at the end of its statutory term or (ii) non-exclusive licenses granted to customers, suppliers, vendors, end-users, resellers or distributors in the Ordinary Course; (x) settle any pending or threatened Action against Sellers or an Acquired Entity or relating to the Business, the Acquired Assets or Assumed Liabilities; (xi) amend, supplement or modify in any material respect, terminate, reject or waive any material term under, exercise any material option under or give any material consent with respect to any Material Contract or Acquired Lease except in the Ordinary Course; 37 (xii) enter into (x) any Contract that would have been a Material Contract if entered into prior to the date hereof or (y) any Contract with a term or commitment greater than six (6) months; (xiii) acquire any material assets that would be Acquired Assets, other than in the Ordinary Course; (xiv) resolve any Liability that would be an Assumed Liability, other than in the Ordinary Course; (xv) satisfy any Excluded Liability with an Acquired Asset; (xvi) grant any waiver under or amend or modify, or surrender, revoke, permit to lapse or otherwise terminate any Business Permits, other than waivers, amendments or modifications in the Ordinary Course; (xvii) acquire any fee interest (or local equivalent) or leasehold interest in any real property; (xviii) make, change or rescind any material Tax election, change any annual tax accounting period, adopt or change any Tax accounting method, prepare and file any material Tax Return in a manner which is not consistent with past practice in all material respects unless required by applicable law or a change in facts, file any material amended Tax Return, or enter into any closing agreement, consent or agree to any extension or waiver of the limitation period applicable to any claim or assessment in respect of a material amount of Taxes, enter into any Tax partnership agreement or any Tax allocation, sharing or indemnity Contract, agreement or arrangement that would be binding on Purchaser or any of their Affiliates (including the Acquired Entities after Closing) (other than a Contract, agreement or arrangement entered into in the Ordinary Course the principal subject matter of which is not Taxes), settle any material Tax claim or assessment, or file any Tax Return or take any position with respect to Taxes that is inconsistent with the Intended Tax Treatment; (xix) amend, supplement or modify the Parent’s official collection policy; (xx) amend, supplement or modify any Sunnova ABS Transaction Document or warehouse facility agreements; (xxi) engage in any ad hoc communications with customers outside the Ordinary Course; (xxii) make any material changes to cash management practices and policies, practices and procedures with respect to collection of accounts receivable, accrual of accounts receivable (including acceleration thereof), inventory control, prepayment of expenses, payment of trade accounts payable (including any delay thereof), accrual of other expenses, deferral of revenue and acceptance of customer deposits; or 38 (xxiii) commit or agree to take any of the foregoing actions. (c) Nothing contained in this Agreement is intended to give Purchasers or their Affiliates, directly or indirectly, the right to control or direct the Business (or the other business of Sellers and their Affiliates) prior to the Closing, and nothing contained in this Agreement is intended to give any Seller, directly or indirectly, the right to control or direct Purchaser’s or its Subsidiaries’ operations. Prior to the Closing, each of Purchasers and Sellers shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations. Notwithstanding anything to the contrary contained herein, (i) any action taken, or omitted to be taken, by any Seller or Acquired Entity pursuant to any Law, Order, directive, pronouncement or guideline issued by any Governmental Body or industry group providing for business closures, “sheltering-in-place” or other restrictions that relates to, or arises out of, any pandemic, epidemic or disease outbreak shall in no event be deemed to constitute a breach of this Section 6.1 and (ii) any action taken, or omitted to be taken, by a Seller or Acquired Entity to protect the business of such Seller or Acquired Entity that is responsive to any pandemic, epidemic or disease outbreak, as determined by the applicable Seller or Acquired Entity in its sole and reasonable discretion (any action or inaction described in clauses (i) or (ii) of this Section 6.1(c), a “COVID-19 Response”), shall in no event be deemed to constitute a breach of this Section 6.1. Section 6.2 Access to Information. (a) From the date hereof until the Closing (or the earlier termination of this Agreement) pursuant to Article VIII, Sellers will provide Purchasers and its authorized Advisors with reasonable access (during reasonable business hours (and in accordance with the reasonable procedures established by Sellers) and upon reasonable advance notice) to the (x) Sellers, to the extent related to the Business, and the Acquired Entities and (y) books, records and properties of the Sellers, to the extent related to the Business, and the Acquired Entities, except as prohibited by applicable Law; provided that (i) such access does not unreasonably interfere with the normal operations of any Seller or Acquired Entity, (ii) such access will occur in such a manner as Sellers reasonably determine to be appropriate to protect the confidentiality of the Transactions and such books and records, (iii) all requests for access will be directed to Moelis or such other Person(s) as Moelis may designate in writing from time to time (iv) Sellers and the Acquired Entities are not obligated to disclose and may redact ore remove any information that is not related to the Business and (v) nothing herein will require Sellers or the Acquired Entities to provide access to, or to disclose any information to, Purchasers if such access or disclosure (A) would reasonably be expected to cause significant competitive harm to any Seller or the Acquired Entities if the Transactions are not consummated, (B) would require any Seller or the Acquired Entities to disclose any financial or proprietary information of or regarding the Affiliates of any Seller (other than any Seller or any Acquired Entity) or otherwise disclose information regarding the Affiliates of any Seller (other than any Seller or any Acquired Entity) that such Seller deems to be commercially sensitive, (C) would reasonably be expected to adversely affect any legal privilege or (D) would be in violation of applicable Laws (including the Foreign Competition Laws) or the provisions of any agreement to which Sellers or any Acquired Entity is bound or would violate any fiduciary duty, or (E) is in respect of Excluded Tax Returns. Notwithstanding anything to the contrary contained herein, such access will not extend to and will not include Purchasers or their authorized Advisors conducting any sampling or testing of environmental media or any other 39 invasive investigation or assessment at any Leased Real Property or of the Acquired Entities including of the type commonly known as a Phase II environmental site assessment. (b) The information provided pursuant to this Section 6.2 will be used solely for the purpose of consummating the Transactions, and will be governed by all the terms and conditions of the Confidentiality Agreement, which Confidentiality Agreement shall not terminate upon the execution of this Agreement (but, for the avoidance of doubt, shall terminate on the earlier of (i) the date the Confidentiality Agreement terminates in accordance with its terms and (ii) the Closing Date) notwithstanding anything to the contrary therein. Purchasers will, and will cause their Advisors to, abide by the terms of the Confidentiality Agreement with respect to such access and any information furnished to Purchasers or any of their Advisors. Sellers and their Affiliates make no representation or warranty as to the accuracy of any information, if any, provided pursuant to this Section 6.2, and Purchasers may not rely on the accuracy of any such information, in each case, other than the Express Representations. (c) From the date hereof until the date of a final, unappealable order resolving the Chapter 11 Cases, Purchasers will provide Sellers and their Advisors with reasonable access, during normal business hours, and upon reasonable advance notice, to the books and records, including work papers, schedules, memoranda, and other documents (for the purpose of examining and copying) relating to the Acquired Assets, the Acquired Entities, the Excluded Assets, the Assumed Liabilities or the Excluded Liabilities with respect to periods or occurrences prior to the Closing Date, and reasonable access, during normal business hours, and upon reasonable advance notice, to employees, officers, Advisors, accountants, offices and properties of Purchasers (including for the purpose of better understanding the books and records). Unless otherwise consented to in writing by Sellers, Purchasers will not, during such period, destroy, alter or otherwise dispose of any of such books and records without first offering to surrender to Sellers such books and records or any portion thereof that Purchasers may intend to destroy, alter or dispose of. From and after the Closing, to the extent reasonably requested, Purchasers will, and will cause their employees to, provide Sellers with reasonable assistance, support and cooperation with Sellers’ wind-down and related activities (e.g., helping to locate documents or information related to preparation of Tax Returns, reconciliation of claims in the Chapter 11 Cases and other Liabilities, and processing of insurance/benefit claims) during normal business hours and upon reasonable prior notice. (d) Purchasers will not, and will not permit any member of the Purchaser Group to, contact any officer, manager, director, employee, customer, supplier, lessee, lessor, lender, licensee, licensor, distributor, noteholder or other material business relation of any Seller prior to the Closing with respect to any Seller, the Business or the Transactions, without the prior written consent of SEC for each such contact. Section 6.3 Restricted Use of Confidential Information. From and after the Closing Date, until the earlier of (a) the dissolution of Sellers and (b) the two (2) year-period following Closing, Sellers shall hold all Confidential Information, to the extent relating to any Acquired Assets, Assumed Liabilities, Transferred Employees or the Business, in accordance with the

40 confidentiality and non-use obligations set forth in the Confidentiality Agreement (as if Sellers were the Recipient thereunder). Section 6.4 Employee Matters. (a) Prior to and contingent on the occurrence of the Closing, Purchasers may extend, in its sole discretion, an offer of employment to one or more of the Business Employees on such terms and conditions as determined by Purchasers in their sole discretion (such Business Employees who receive an offer of employment, the “Offer Employees”), with such employment to take effect under the terms set forth in this Section 6.4 (“Transfer Offer”) and that, if accepted, shall become effective immediately upon the Closing. Sellers and their Affiliates shall cooperate in good faith with and provide reasonable assistance to Purchasers and its Affiliates in its or their efforts to enter into a Transfer Offer with the Offer Employees, including by (i) making the Business Employees reasonably accessible to meet and interview with Purchasers or their Affiliates, and (ii) otherwise facilitating Purchaser’s and its Affiliates’ interview and evaluation processes. Business Employees who accept such Transfer Offers and begin employment with such Purchaser shall be collectively referred to herein as “Transferred Employees.” Purchasers shall notify Sellers in a reasonable timeframe (but in any event within three Business Days of receiving a response from the applicable Business Employee and no later than immediately prior to the Closing) with respect to whether each such offer has been accepted or rejected. Nothing herein shall be construed as a representation or guarantee by any Seller or any of their respective Affiliates that any Business Employees employed by Sellers will accept the Transfer Offer, or that any Transferred Employee will continue in employment with any Purchaser following the Closing for any period of time. Such Purchaser shall carry out all necessary actions to effect the timely employment by it of each Business Employee who has accepted a Transfer Offer. Effective as of the Closing, each Transferred Employee previously employed by Sellers shall cease to be an employee of each Seller. (b) On the Closing, Transferred Employees (and their eligible dependents and beneficiaries) shall cease active participation in the Employee Benefit Plans that are not Assumed Benefit Plans. (c) Purchasers shall assume, honor and be solely responsible for paying, providing and satisfying when due all compensation (including salary, wages, commissions, bonuses, incentive compensation, overtime, premium pay and shift differentials), vacation, personal days, sick pay and other paid time off, benefits and benefit claims, severance and termination pay, notice, and benefits (including any employer Taxes or other payments related thereto), in each case, accruing, incurred or arising as a result of employment or separation from employment with Purchasers after the Closing Date with respect to Transferred Employees. For the avoidance of doubt, all Liabilities arising in respect of periods on or prior to the Closing Date, relating to the employment with, termination of employment with, application for employment with or any other employment or labor-related Liabilities with respect to any current or former employee or other service provider of Sellers and their Affiliates (excluding any Transferred Employees) shall be retained by Sellers and their Affiliates on the Closing Date, and Sellers and their Affiliates shall be solely responsible for such Liabilities. 41 (d) The provisions of this Section 6.4 are for the sole benefit of the Parties and nothing herein, express or implied, is intended or shall be construed to confer upon or give any Person (including for the avoidance of doubt any employees of Sellers or Transferred Employees), other than the Parties and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (with respect to the matters provided for in this Section 6.4 or under or by reason of any provision of this Agreement). Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit or compensation plan, program, agreement or arrangement; (ii) shall, subject to compliance with the other provisions of this Section 6.4, alter or limit Purchaser’s or Sellers’ ability to amend, modify or terminate any particular benefit or compensation plan, program, agreement or arrangement; or (iii) is intended to confer upon any current or former employee any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment. (e) Sellers and their Affiliates expressly agree to retain all obligations, Liabilities, and commitments under the Worker Adjustment and Retraining Notification Act of 1988 or any similar Laws, including any requirement to provide notice, that accrue up to and including the Closing Date. Notwithstanding anything to the contrary herein, Sellers or their Affiliates shall be permitted to provide WARN notices prior to the Closing to any employees they reasonably believe could be owed it under applicable Law, in consultation with Purchaser. (f) Sellers and its Affiliates shall be solely responsible for any and all obligations and Liabilities arising under Section 4980B of the Tax Code with respect to all “M&A qualified beneficiaries” as defined in 26 C.F.R. § 54.4980B-9. Section 6.5 Regulatory Approvals. (a) Sellers will (i) cooperate with Purchasers in exchanging such information and providing such assistance as Purchasers may reasonably request in connection with any filings made by the Purchaser Group pursuant to Section 6.5(b), and (ii) (A) supply promptly any additional information and documentary material that may be requested in connection with the filings made pursuant to this Section 6.5(a) or Section 6.5(b) and (B) use reasonable best efforts to take all actions necessary to obtain all required clearances in connection with such filings. (b) Purchasers will, and will cause its Affiliates and Advisors to, (i) make or cause to be made all filings and submissions required to be made by any member of the Purchaser Group under any applicable Laws for the consummation of the Transactions, if any, (ii) cooperate with Sellers in exchanging such information and providing such assistance as Sellers may reasonably request in connection with any filings made by Sellers pursuant to Section 6.5(a), and (iii) (A) supply reasonably promptly any additional information and documentary material that may be requested in connection with the filings made pursuant to this Section 6.5(b) or Section 6.5(a) and (B) use reasonable best efforts to take all actions necessary to obtain all required clearances. (c) Notwithstanding anything to the contrary herein, Purchasers shall, at Purchasers’ sole cost and expense, prepare, submit, and diligently prosecute applications, filings, submissions and other documents for the transfer, assignment or reissuance to Purchasers of any 42 Permits required under Law (including Environmental Law), and Sellers shall reasonably cooperate with Purchasers to obtain the relevant issuing Governmental Bodies’ approval of the transfer, assignment, or revocation and reissuance of such Permits. Section 6.6 Reasonable Efforts; Cooperation. (a) Subject to the other terms of this Agreement, each Party shall, and shall (whether directly or through its Advisors), use its reasonable best efforts to perform its obligations hereunder and to take, or cause to be taken, and do, or cause to be done, all things necessary, proper or advisable to cause the Transactions to be effected as soon as practicable, but in any event on or prior to the Outside Date, in accordance with the terms hereof, including the satisfaction of the conditions to the Closing set forth in Article VII, and to cooperate with each other Party and its Advisors in connection with any step required to be taken as part of its obligations hereunder. (b) The obligations of Sellers pursuant to this Agreement, including this Section 6.6, shall be subject to any Orders entered, or approvals or authorizations granted or required, by or under the Bankruptcy Court or the Bankruptcy Code (including in connection with the Chapter 11 Cases), Sellers’ debtor-in-possession financing, and Sellers’ obligations as Debtors to comply with any Order of the Bankruptcy Court (including the Bidding Procedures Order and the Sale Order). (c) By the Second DIP Interim Funding Date (as defined in the DIP Financing Agreement), SEC will provide to Purchasers its good faith analysis with respect to whether each Seller can be joined to the DIP Financing Agreement as an additional guarantor and, following consultation with Purchasers and consideration of their input in good faith, each such identified Seller shall execute the joinder attached to the DIP Financing Agreement. Section 6.7 Further Assurances. Subject to the terms and conditions of this Agreement, from time to time, as and when reasonably requested by any Party and at such requesting Party’s expense, any other Party will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, all such further or other actions as such requesting Party may reasonably deem necessary or desirable to evidence and effectuate the Transactions. Section 6.8 Insurance Matters. (a) Purchasers acknowledges that, upon Closing, all nontransferable insurance coverage provided in relation to any Seller and the Acquired Assets that is maintained by such Seller or its Affiliates (whether such policies are maintained with third party insurers or with any Seller or its Affiliates) shall cease to provide any coverage to Purchasers, the Acquired Assets, and the Assumed Liabilities, and no further coverage shall be available to Purchasers with respect to the Business, the Acquired Assets, or the Assumed Liabilities under any such policies. From and after the Closing, Purchasers shall have the right to make claims and to receive proceeds from such claims with respect to any matter to the extent related to the Acquired Assets or Assumed Liabilities for periods prior to the Closing, and Sellers shall use reasonable best efforts to seek recovery or allow Purchasers to seek recovery under the applicable occurrence-based insurance policies, and Sellers shall cooperate with Purchasers’ reasonable requests if it seeks recovery, with 43 respect to such matters and shall remit (or, at Purchasers’ request, direct any such insurer to pay directly to Purchaser) any insurance proceeds actually obtained with respect to such claims (net of Sellers’ reasonable and documented out-of-pocket costs and expenses of seeking recovery, to the extent not otherwise paid or reimbursed by Purchasers) to Purchasers or the Designated Purchaser. (b) To the extent that (i) any insurance policies issued for the benefit of any Seller (the “Sellers’ Insurance Policies”) cover any Liability relating to the Acquired Assets and relating to or arising out of Pre-Closing Matters, and (ii) the Sellers’ Insurance Policies continue to offer coverage after the Closing to permit claims to be made thereunder with respect to Pre- Closing Matters, Sellers shall use commercially reasonable efforts to cooperate with Purchasers in submitting claims and seeking recovery with respect to Pre-Closing Matters on behalf of Purchasers under the Seller’s Insurance Policies. Sellers shall, on request from Purchaser, with respect to any claim arising from an Assumed Liability that is covered or potentially covered by the Sellers’ Insurance Policies, (A) report such claim to the appropriate insurer as promptly as practicable after such claim is reported to Sellers, and (B) instruct that any proceeds of such insurance policy are paid as soon as reasonably practicable following the Closing directly to Purchaser, the attorneys handling the defense of such claim or, where applicable, to the claimant as a result of any judgment or settlement, rather than to Sellers (but subject to all limitations and deductibles and exclusions under such policies and net of Sellers’ out-of-pocket costs and expenses of seeking such recovery and any Taxes incurred by Sellers with respect to such recovery, all of which shall be paid directly to Sellers). Section 6.9 Receipt of Misdirected Assets; Liabilities. (a) From and after the Closing, if any Seller or any of its respective Affiliates receives any right, property or asset that is an Acquired Asset, the applicable Seller shall promptly transfer or cause such of its Affiliates to transfer such right, property or asset (and shall promptly endorse and deliver any such asset that is received in the form of cash, checks or other documents) to the applicable Purchaser, and such asset will be deemed the property of such Purchaser held in trust by such Seller for such Purchaser until so transferred. From and after the Closing, if any Purchaser or any of its Affiliates receives any right, property or asset that is an Excluded Asset, such Purchaser shall promptly transfer or cause such of its Affiliates to transfer such asset (and shall promptly endorse and deliver any such right, property or asset that is received in the form of cash, checks, or other documents) to the applicable Seller, and such asset will be deemed the property of such Seller held in trust by such Purchaser for such Seller until so transferred. From and after the Closing, if Purchasers or Sellers discover that any asset previously deemed an Excluded Asset should have been included as an Acquired Asset pursuant to the terms of this Agreement, the applicable Seller shall promptly transfer such asset to the applicable Purchaser. (b) From and after the Closing, if any Seller or any of its Affiliates is subject to a Liability that should belong to a Purchaser or its Affiliates pursuant to the terms of this Agreement, such Seller shall promptly transfer or cause such of its Affiliates to transfer such Liability to such Purchaser, and such Purchaser shall assume and accept such Liability. From and after the Closing, if such Purchaser or any of its Affiliates is subject to a Liability that should belong to a Seller or its Affiliates pursuant to the terms of this Agreement, such Purchaser shall promptly transfer or cause such of its Affiliates to transfer such Liability to the applicable Seller or its Affiliates, and such Seller or its Affiliates shall assume and accept such Liability.

44 Section 6.10 Acknowledgment by Purchasers. (a) Purchasers acknowledge and agree, on their own behalf and on behalf of the Purchaser Group, that they have conducted to their full satisfaction an independent investigation and verification of the Business (including its financial condition, results of operations, assets, Liabilities, properties, Contracts, environmental, health or safety conditions and compliance, employee matters, regulatory compliance, business risks, and prospects), the Acquired Assets, and the Assumed Liabilities and, in making their determination to execute this Agreement and proceed with the Transactions, the Purchaser Group has relied, is relying, and will rely solely on the Express Representations and the results of the Purchaser Group’s own independent investigation and verification and have not relied on, are not relying on, and will not rely on, any information, statements, disclosures, documents, projections, forecasts or other material (including in the Dataroom, the Information Presentation or the Projections), in each case, whether written or oral, made available or provided to the Purchaser Group by or on behalf of the Seller Parties, or any failure of any of the foregoing to disclose or contain any information, except for the Express Representations (it being understood that the Purchaser Group has relied only on the Express Representations). (b) Purchasers acknowledges and agree, on their own behalf and on behalf of the Purchaser Group, that (i) the Express Representations are the sole and exclusive representations, warranties and statements of any kind made to Purchasers or any member of the Purchaser Group and on which Purchasers or any member of the Purchaser Group may rely in connection with the Transactions and (ii) all other representations, warranties and statements of any kind or nature expressed or implied, whether in written, electronic or oral form, including (A) the completeness or accuracy of, or any omission to state or to disclose, any information (other than solely to the extent expressly set forth in the Express Representations) including in the Dataroom, Information Presentation, Projections, meetings, calls or correspondence with management of any Seller, any of the Seller Parties or any other Person on behalf of any Seller or any of the Seller Parties or any of their respective Affiliates or Advisors and (B) any other statement relating to the historical, current or future business, financial condition, results of operations, assets, Liabilities, properties, Contracts, environmental, health or safety conditions and compliance, employee matters, regulatory compliance, business risks and prospects of the Business, or the quality, quantity or condition of any of the Acquired Assets (including, for the avoidance of doubt, any assets of the Acquired Entities), are, in each case, specifically disclaimed by each Seller, on its behalf and on behalf of the Seller Parties, except to the extent set forth in the Express Representations. Purchaser, on its own behalf and on behalf of the Purchaser Group: (1) disclaims reliance on the items in clause (ii) in the immediately preceding sentence; and (2) acknowledges and agrees that it has relied on, is relying on and will rely on only the Express Representations, in each case, in connection with the Transactions. (c) Without limiting the generality of the foregoing, Purchasers acknowledge and agree, on their own behalf and on behalf of the Purchaser Group, that neither Sellers, nor any other Person (including the Seller Parties), has made, is making or is authorized to make, and Purchasers, on their own behalf and on behalf of the Purchaser Group, hereby waives, all rights and claims it or they may have against any Seller Party with respect to the accuracy of, any omission or concealment of, or any misstatement with respect to, (x) any potentially material information regarding any Seller or any Acquired Entity or any of their respective assets (including 45 the Acquired Assets), Liabilities (including the Assumed Liabilities) or operations and (y) any warranty or representation (whether in written, electronic or oral form), express or implied, as to the quality, merchantability, fitness for a particular purpose, or condition of any Seller’s or Acquired Entity’s business (including the Business), operations, assets, Liabilities, Contracts, environmental, health or safety conditions and compliance, employee matters, regulatory compliance, business risks and prospects, or any portion thereof, except, in each case, solely to the extent expressly set forth in the Express Representations. (d) Without limiting the generality of the foregoing, in connection with the investigation by the Purchaser Group, Purchasers and the members of the Purchaser Group, and the Advisors of each of the foregoing, have received or may receive, from or on behalf of any Seller, or other Seller Parties, certain projections, forward-looking statements and other forecasts (whether in written, electronic, or oral form, and including in the Information Presentation, Dataroom, management meetings, etc.) (collectively, the “Projections”). Purchasers acknowledge and agree, on their own behalf and on behalf of the Purchaser Group, that (i) such Projections are being provided solely for the convenience of Purchasers to facilitate their own independent investigation of Sellers, (ii) there are uncertainties inherent in attempting to make such Projections, (iii) Purchasers are familiar with such uncertainties, and (iv) Purchasers are taking full responsibility for making its own evaluation of the adequacy and accuracy of all Projections (including the reasonableness of the assumptions underlying such Projections), except, in each case, to the extent expressly set forth in the Express Representations. (e) Purchasers acknowledge and agree, on their own behalf and on behalf of the Purchaser Group, that the covenants and agreements contained in this Section 6.10 (i) require performance after the Closing to the maximum extent permitted by applicable Law and (ii) are an integral part of the Transactions and that, without these agreements set forth in this Section 6.10, Sellers would not enter into this Agreement. Section 6.11 Sellers’ Support Obligations (a) Sellers and their Affiliates may have entered into various arrangements (i) in which guarantees, letters of credit, sureties, bonds, or similar arrangements were issued by Parent or its Affiliates and (ii) in which Parent or its Affiliates are the primary obligors on other Contracts, in any such case to support or facilitate the Business. The arrangements entered into by Parent and its Affiliates referred to in the foregoing clauses (i) and (ii) that are set forth in Section 6.11(a) are referred to as the “Sellers Support Obligations”. (b) Each of the Sellers, on behalf of themselves and their applicable Affiliates, and each of the Purchasers agree to use commercially reasonable efforts to obtain replacements for Sellers Support Obligations (which shall include the full and unconditional release of Parent and its Affiliates with respect to any obligations and liabilities arising after such replacement and except to the extent that any such liabilities relate to any actions or omissions of the Parent or its Affiliates that occurred prior to such replacement) that will be in effect at the Closing or, in the case of Sellers Support Obligations described in clause (b), will use commercially reasonable efforts to arrange for itself or one of its Subsidiaries to be substituted as the primary obligor as of the Closing through an assumption, accession, acknowledgement, or similar agreement (which shall include the full and unconditional release of Parent and its Affiliates with respect to any 46 obligations and liabilities arising after such replacement and except to the extent that any such liabilities relate to any actions or omissions of the Parent or its Affiliates that occurred prior to such replacement) with the beneficiary of the applicable Sellers Support Obligation. Notwithstanding any thing to the contrary, Purchasers may, but shall have no obligation to obtain replacements for Sellers Support Obligations under any customer warranty, guaranty or similar agreement on behalf of any Sunnova ABS Issuer or other transaction party to the extent that any such Sunnova ABS Issuer or other transaction party is required to comply with the terms thereof. (c) Whether or not Purchasers are able to satisfy the terms of Section 6.11(b), the obligations of Purchasers in Section 6.11(b) shall continue following the Closing until such terms have been satisfied. All costs and expenses incurred in connection with providing the release or substitution of Sellers Support Obligations shall be borne by Seller. (d) Notwithstanding anything to the contrary, Sellers shall, and shall cause each of their respective Affiliates, to cooperate with Purchasers and any successor obligor or service provider, to enable such primary obligor or successor servicer provider to assume such Sellers Support Obligations. Section 6.12 Releases. (a) As of the Closing, Sellers, on behalf of themselves and their Affiliates, and its and their Affiliates’ representatives, heirs, estates successors, and assigns (as applicable), (a) irrevocably and unconditionally waives, releases, and forever discharges the Purchaser, the Acquired Entities, and its and their current, former and future Advisors, stockholders, members, directors, managers, trustees, principals, parents, Subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs or executors (collectively, the “Acquired Entity Released Parties”) from any and all rights, commitments, actions, debts, claims, counterclaims, suits, causes of action, Avoidance Actions, damages, demands, losses, obligations, costs, expenses, compensation and other Liabilities of every kind and nature whatsoever, whether known or unknown, matured or contingent and whether arising in Law, in equity or otherwise, in each case based upon facts, circumstances or occurrences existing at or prior to Closing (collectively, the “Released Claims”), (b) irrevocably covenants to refrain from, directly or indirectly, asserting any claims or commencing, instituting or causing to be commenced, any Action of any kind against any Acquired Entity Released Party with respect to the Released Claims and (c) represents to the other Parties that Sellers has not assigned or transferred, nor purported to assign or transfer, to any Person all or any part of, or any interest in, any Released Claim (and notwithstanding anything to the contrary in this Agreement, no such assignment or transfer shall be permitted, and any purported assignment or transfer shall be legally ineffective). Sellers also hereby waives the benefits of, and any right that such Person may have under, any statute or common law principle of similar effect in any jurisdiction with respect to any Released Claim. Notwithstanding the generality of the foregoing, nothing herein constitutes a waiver or release by any Person of, and Released Claims shall not be deemed to include any claim or right expressly arising under this Agreement or any Transaction Agreement, including any breach of this Agreement. (b) As of the Closing, Purchasers, on behalf of themselves and their Subsidiaries (including, after the Closing, the Acquired Entities) (collectively, the “Purchaser Releasing Parties”), representatives, heirs, estates, successors, and assigns (as applicable), (a) 47 irrevocably and unconditionally waives, releases, and forever discharges Sellers and their current, former and future Advisors, stockholders, members, directors, managers, trustees, principals, parents, Subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs or executors (collectively, the “Sellers Released Parties”) from any and all Released Claims of the Purchaser Releasing Parties against the Sellers Released Parties, (b) irrevocably covenants to refrain from, directly or indirectly, asserting any claims or commencing, instituting or causing to be commenced, any Action of any kind against any Sellers Released Party with respect to the Released Claims, and (c) represents to the other Parties that Purchasers have not assigned or transferred, nor purported to assign or transfer, to any Person all or any part of, or any interest in, any Released Claim (and notwithstanding anything to the contrary in this Agreement, no such assignment or transfer shall be permitted, and any purported assignment or transfer shall be legally ineffective). Purchasers also hereby waives the benefits of, and any right that such Person may have under, any statute or common law principle of similar effect in any jurisdiction with respect to any Released Claim. Notwithstanding the generality of the foregoing, nothing herein constitutes a waiver or release by any Person of, and Released Claims shall not be deemed to include (i) any claim or right arising under this Agreement or any Transaction Agreement, including any breach of this Agreement, (ii) any claim or right such Person may have in the Ordinary Course for compensation, vacation pay, and benefits arising under such Person’s employment arrangements, (iii) any claim or right arising as a result of Fraud, and (iv) any claim in respect of bonds, indentures, notes or similar instruments of a Seller or Affiliate thereof. ARTICLE VII CONDITIONS TO CLOSING Section 7.1 Conditions Precedent to the Obligations of Purchasers and Sellers. The respective obligations of each Party to consummate the Closing are subject to the satisfaction (or to the extent permitted by Law, written waiver by the party receiving the benefit of such obligation) on or prior to the Closing Date, of each of the following conditions: (a) no Law that shall be in effect that prohibits or makes illegal the Transactions; and (b) the Bankruptcy Court shall have entered the Sale Order and such order shall have become a Final Order and this Agreement shall become effective in accordance with the terms, and shall not have been stayed, reversed, or modified in a manner not reasonably acceptable to the Parties. Section 7.2 Conditions Precedent to the Obligations of Purchaser. The obligations of Purchasers to consummate the Closing are subject to the satisfaction (or to the extent permitted by Law, written waiver by Purchasers in their sole discretion), on or prior to the Closing Date, of each of the following conditions: (a) (i) the representations and warranties made by Sellers in Article III (in each case, other than the Fundamental Representations and the representations and warranties in Section 3.5) shall be true and correct in all respects as of the date of this Agreement and the Closing Date with the same force and effect as though made on and as of the Closing Date (without giving effect to materiality, Material Adverse Effect or similar phrases), except (A) that representations

48 and warranties that are made as of a specified date need be true and correct only as of such date and (B) to the extent the failure of such representations and warranties to be true and correct as of such dates has not had or would not reasonably be expected to have a Material Adverse Effect,(ii) the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4(i), Section 3.6, the last sentence of Section 3.8, Section 3.17(b) and Section 3.21 (collectively, the “Fundamental Representations”) shall be true and correct (without giving effect to materiality, Material Adverse Effect or similar phrases) in all material respects as of the Closing Date as though made on and as of the date of this Agreement and the Closing Date, except that such Fundamental Representations and warranties that are made as of a specified date or period need be true and correct (in the applicable manner described above) in all material respects only as of such date or period, (iii) the representations and warranties set forth in Section 3.5 shall be true and correct (without giving effect to materiality, Material Adverse Effect or similar phrases) as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date, except for any de minimis inaccuracies, and except that such representations and warranties that are made as of a specified date or period need be true and correct (in the applicable manner described above) only as of such date or period; (b) Sellers shall have performed and complied with the covenants required to be performed or complied with by Sellers under this Agreement on or prior to Closing in all material respects; (c) there shall not have been a Material Adverse Effect since the date of the Balance Sheet Date; (d) Sellers shall have delivered, or caused to be delivered, to Purchasers all of the items set forth in Section 2.3; (e) the Sale Order and the provisions of the Confirmation Order relating to the terms of this Agreement and the authorization of the consummation of the Transaction shall be in form and substance acceptable to Purchasers and consistent with the terms of this Agreement; (f) the lenders and agent party to the KKR Term Loan Agreement shall have provided the KKR Consent and Waiver, in form and substance reasonably acceptable to Purchasers, no party to the KKR Consent and Waiver shall have rescinded or repudiated the KKR Consent and Waiver, and any conditions to the KKR Consent and Waiver, including the KKR Release Condition, shall have been satisfied; (g) the lenders and agent party to the Atlas Credit Agreement shall have provided the Atlas Consent and Waiver, in form and substance reasonably acceptable to Purchasers, no party to the Atlas Consent and Waiver shall have rescinded or repudiated the Atlas Consent and Waiver, and any conditions to the Atlas Consent and Waiver shall have been satisfied; (h) the lenders and agent under the EZ Own Warehouse Facility shall have provided the EZ Own Warehouse Facility Consent and Waiver, in form and substance reasonably acceptable to Purchasers, no party to the EZ Own Warehouse Facility Consent and Waiver shall have rescinded or repudiated the EZ Own Warehouse Facility Consent and Waiver, and any conditions to the EZ Own Warehouse Facility Consent and Waiver shall have been satisfied; and 49 (i) (I) Sellers have received, with respect to each of the Sunnova ABS Transactions listed on Annex II and each of the Sunnova Tax Equity Transactions listed on Annex III, evidence of the satisfaction of all requirements for (i) the assignment of any performance or parent guaranty from SEC, as guarantor, in respect of certain obligations under each such Sunnova ABS Transaction or Sunnova Tax Equity Transaction pursuant to such Sunnova ABS Transaction or Sunnova Tax Equity Transaction and (ii) all amendments and waivers to any Sunnova ABS Transaction Documents or Sunnova Tax Equity Transaction Documents required to effect the assignments specified in clause (I) of this Section 7.2(i) or to otherwise give effect to the transactions contemplated hereunder, including any requirements to obtain the consent of the holders of the applicable notes of each of the related Sunnova ABS Issuers or rating agency confirmation, as applicable and (II) no Sunnova ABS Transaction Adverse Event shall have occurred and is continuing, or would occur as a result of the Closing. Section 7.3 Conditions Precedent to the Obligations of Sellers. The obligations of Sellers to consummate the Closing are subject to the satisfaction (or to the extent permitted by Law, written waiver by Sellers in its sole discretion), on or prior to the Closing Date, of each of the following conditions: (a) the representations and warranties made by Purchasers in Article IV shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except that representations and warranties that are made as of a specified date need be true and correct in all material respects only as of such date; (b) Purchasers shall have performed and complied with the covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date in all material respects; and (c) Purchasers shall have delivered, or caused to be delivered, to Sellers all of the items set forth in Section 2.4. Section 7.4 Waiver of Conditions. Upon the occurrence of the Closing, any condition set forth in this (h) that was not satisfied as of the Closing will be deemed to have been waived for all purposes by the Party having the benefit of such condition as of and after the Closing. None of Purchasers or Sellers may rely on the failure of any condition set forth in this (h), as applicable, to be satisfied if such failure was caused by such Party’s failure to perform any of its obligations under this Agreement, including its obligation to use its reasonable best efforts to consummate the Transactions as required under this Agreement or otherwise comply with any provision of this Agreement, in all material respects. Section 7.5 Notice of Alternative Transactions. (a) In the event that any Seller intends to accept a proposal or offer regarding an Alternative Transaction (an “Alternative Transaction Offer” or “Alternative Transaction Proposal”), such Seller(s) shall notify Purchasers of such intention to accept, in writing, within three (3) calendar days (the “Alternative Transaction Notice”), which notice shall include, among other things, the name of the applicable Person making such an offer, or with whom such Seller(s) and their affiliates are engaged in such activity with (as applicable) and all material terms of the 50 Alternative Transaction Offer or a copy of the competing agreement. Purchasers shall have fourteen (14) calendar days after receipt of the Alternative Transaction Notice (the “Modified Offer Period”) to notify such Seller(s), in writing, as to whether it will offer substantially similar terms to the Alternative Transaction Offer. In the event that Purchasers agree to offer substantially similar terms to the Alternative Transaction Offer, Purchasers and the applicable Seller(s) shall revise the terms of this Agreement accordingly in order to close the Transaction on such revised terms. (b) If following the expiration of the Modified Offer Period, such Seller(s) still intend to accept the Alternative Transaction Offer, Seller(s) shall hold an auction (the “Auction”) no later than seven (7) calendar days after the expiration of the Modified Offer Period, pursuant to which such Seller(s) shall solicit alternative offers (each a “Formal Bid”) over three (3) business days (the “Auction Period”). For the avoidance of doubt, notwithstanding the expiration of the Modified Offer Period, nothing shall prejudice Purchaser’s right to submit a Formal Bid during the Auction Period, and such Seller(s) shall provide Purchasers with advanced notice of the Auction. If an Auction is conducted, and Purchasers are not the Successful Bidder but is the next highest bidder at the Auction, Purchasers may, in their sole discretion, serve as a back-up bidder (the “Backup Bidder”) and keep Purchasers’ bid to consummate the transactions contemplated by this Agreement on the terms and conditions set forth in this Agreement (as the same may be revised in the auction) open and irrevocable until the earlier of the date the Bankruptcy Court enters the Sale Order or when this Agreement is otherwise terminated as set forth herein. If the Successful Bidder fails to consummate the applicable Alternative Transaction as a result of a breach or failure to perform on the part of such successful bidder, the Backup Bidder will be deemed to have the new prevailing bid, and the Seller may consummate the transactions contemplated by this Agreement on the terms and conditions set forth in this Agreement as such terms may have been improved upon in the Auction. ARTICLE VIII TERMINATION Section 8.1 Termination of Agreement. This Agreement may be terminated only in accordance with this Section 8.1. This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of SEC and Purchaser; (b) by written notice of either Purchasers or Sellers, upon the issuance of an Order by a court of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Closing or declaring unlawful the Transactions, and such Order having become final, binding and non-appealable; provided that no Party may terminate this Agreement under this Section 8.1(b) if the issuance of such Order was caused by such Party’s material breach of its obligations under this Agreement; (c) by written notice of either Purchasers or Sellers, if the Closing shall not have occurred on or before August 29, 2025 (the “Outside Date”) (or such later date as provided in the Bidding Procedures Order); provided that a Party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(c) if the failure of the Closing to have occurred by the 51 Outside Date was caused by such Party’s material breach of any of its obligations or material breach of any of its representations or warranties under this Agreement; (d) by written notice from Sellers to Purchasers, if the board of directors, board of managers, or such similar governing body of any Seller Party determines, after consulting with counsel, in the exercise of its fiduciary duties, to pursue an Alternative Transaction, as contemplated by and permitted under the Bidding Procedures, and consummates such Alternative Transaction promptly following termination hereof, provided that in connection therewith, all outstanding obligations under the DIP Financing Agreement are repaid in full upon termination of this Agreement; (e) by written notice from Sellers to Purchasers, upon a material breach of any covenant or agreement on the part of Purchasers, or if any representation or warranty of Purchasers will have become untrue, in each case, such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied, including a breach of Purchasers’ obligation to consummate the Closing; provided that (i) if such breach is curable by Purchasers (other than a breach or failure by Purchasers to close within five (5) Business Days of when required pursuant to Section 2.2) then Sellers may not terminate this Agreement under this Section 8.1(d) unless such breach has not been cured by the date which is the earlier of (A) two (2) Business Days prior to the Outside Date and (B) 10 days after Sellers notify Purchasers of such breach and (ii) Sellers’ right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to Sellers at any time that Sellers are in material breach of any agreement, covenant, representation or warranty hereunder; (f) by written notice from Purchasers to Sellers, upon a material breach of any covenant or agreement on the part of Sellers, or if any representation or warranty of Sellers will have become untrue, in each case, such that the conditions set forth in Section 7.2 would not be satisfied, including a breach of Sellers’ obligation to consummate the Closing; provided that (i) if such breach is curable by Sellers (other than a breach or failure by Sellers to close within five (5) Business Days of when required pursuant to Section 2.2) then Purchasers may not terminate this Agreement under this Section 8.1(f) unless such breach has not been cured by the date which is the earlier of (A) two (2) Business Days prior to the Outside Date, and (B) 10 days after Purchasers notify Sellers of such breach and (ii) the right to terminate this Agreement pursuant to this Section 8.1(f) will not be available to Purchasers at any time that Purchasers are in material breach of any agreement, covenant, representation or warranty hereunder; (g) by written notice from Sellers to Purchasers, if all of the conditions set forth in Sections 7.1 and 7.2 have been satisfied (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction and waiver of such conditions at the Closing) or waived, and Purchasers fail to complete the Closing within five (5) Business Days of the time required by Section 2.2; (h) by written notice of either Purchasers or Sellers, if (i) Sellers enter into one or more Alternative Transactions with one or more Persons other than Purchasers or the Successful Bidder or the Backup Bidder at the Auction or (ii) the Bankruptcy Court approves an Alternative Transaction other than with the Successful Bidder or the Backup Bidder;

52 (i) by written notice from either Purchasers or Sellers, if Purchasers (i) are not the Successful Bidder or the Backup Bidder at the Auction or (ii) are the Backup Bidder at the Auction and Sellers consummate an Alternative Transaction with the Successful Bidder; (j) by Purchasers if any of the Chapter 11 Cases are converted to a case under Chapter 7 of the Bankruptcy Code; (k) by Purchasers if any Seller shall default for a period beyond any applicable grace period in the observance or performance of any agreement, covenant or condition set forth in the DIP Financing Agreement; (l) by Purchasers, if Sellers withdraw or seek to withdraw a notice or motion to approve the Stalking Horse Protections and does not cure within two (2) Business Days; or (m) by Purchasers upon the failure of the Sellers to fulfill the condition precedent set forth in Section 4.02(a) of the DIP Financing Agreement. Section 8.2 Effect of Termination. (a) In the event of a valid termination of this Agreement pursuant to Section 8.1, this Agreement shall become null and void and no Party nor any of its partners, officers, directors, managers or equityholders will have any Liability under this Agreement; provided that Section 6.2(b), this Section 8.2 and Article X shall survive any such termination; provided further that no termination will relieve Purchasers from any Liability for Willful Breach of this Agreement prior to the date of such termination (which, for the avoidance of doubt, will be deemed to include any failure by Purchasers or Sellers to consummate the Closing if and when they are obligated to do so hereunder). Subject to Section 10.12, nothing in this Section 8.2 will be deemed to impair the right of any Party to be entitled to specific performance or other equitable remedies to enforce specifically the terms and provisions of this Agreement prior to termination hereof. (b) In consideration for Purchasers having expended considerable time and expense in connection with this Agreement and the negotiation thereof, if this Agreement is terminated pursuant to Section 8.1(d), Section 8.1(f), Section 8.1(h), Section 8.1(i), Section 8.1(j), Section 8.1(k), Section 8.1(l) or Section 8.1(m), then Sellers shall pay to the Purchasers the Expense Reimbursement; provided that the Expense Reimbursement shall be payable within two (2) Business Days of termination hereof to an account designated by Purchasers in writing to Sellers. Each of the Parties acknowledges and agrees that the agreements contained in this Section 8.2(b) are an integral part of this Agreement and that the Expense Reimbursement is not a penalty, but rather represents liquidated damages in a reasonable amount that will reasonably compensate Purchasers in the circumstances in which such Expense Reimbursement is payable for the efforts and resources expended and opportunities foregone by Purchasers while negotiating and pursuing this Agreement and in reasonable reliance on this Agreement and on the reasonable expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. (c) Subject in all cases to Section 10.12, prior to the applicable Closing, in the event of any breach by any Seller of this Agreement, the sole and exclusive remedy of Purchasers 53 shall be to terminate this Agreement in accordance with Section 8.1 and, if applicable, to receive the Expense Reimbursement in accordance with Section 8.2(b). Pursuant to the Bidding Procedures Order and subject to approval by the Bankruptcy Court and entry of the Sale Order, the claim of Purchaser in respect of the Expense Reimbursement is and constitutes an allowed administrative expense claim against Sellers under Sections 503 and 507(b) of the Bankruptcy Code in the Chapter 11 Cases. ARTICLE IX TAXES Section 9.1 Transfer Taxes. Any U.S. federal, state, local, and non-U.S., sales Tax, consumption sales, use, excise, value added, registration, real property, purchase, transfer, franchise, deed, fixed asset, stamp, documentary stamp, use or other similar Taxes and recording charges (including all related interest, penalties, and additions to any of the foregoing) payable by reason of the sale of the Acquired Assets or the assumption of the Assumed Liabilities under this Agreement or the Transactions (the “Transfer Taxes”) shall be borne and timely paid by Sellers as Excluded Liabilities; Sellers shall timely file all Tax Returns related to any Transfer Taxes with the appropriate Taxing Authority; provided that Purchaser shall reimburse Sellers for Transfer Taxes up to a maximum reimbursement of $3,000,000, subject to provision of an appropriate invoice by the Sellers for the same. The Transfer Taxes shall be calculated assuming that no exemption from Transfer Taxes is available under the Bankruptcy Code unless otherwise indicated in the Sale Order. The Parties will cooperate in good faith prior to Closing to determine the amount of Transfer Taxes required to be paid in connection with the Transactions, and shall cooperate in good faith to reduce the amount of Transfer Taxes payable, including by soliciting and providing appropriate resale exemption certificates or other evidence acceptable to Purchasers or Sellers, as appropriate, of exemption from such Transfer Taxes and by discussing in good faith whether adjustments to the Transaction structure (including, for the avoidance of doubt, acquiring the equity of an entity, rather than acquiring assets directly, if doing so would avoid a material amount of Transfer Taxes becoming due) as may be warranted to minimize the liability for Transfer Taxes arising hereunder. Section 9.2 Allocation of Purchase Price. For U.S. federal and applicable state and local income Tax purposes, Purchaser, Sellers, and their respective Affiliates shall allocate the Purchase Price (and any Assumed Liabilities or other amounts treated as part of the purchase price for U.S. federal income Tax purposes) among the Acquired Assets in accordance with section 1060 of the Tax Code and analogous provisions of Applicable Law; provided, that the parties hereto agree that the portion of the Purchase Price allocated to any ITCs which are Acquired Assets shall be derived solely from the Cash Purchase Price. As soon as commercially practicable, but no later than 120 days following the determination of the final Purchase Price, Purchasers shall provide a proposed allocation to Sellers setting forth the allocation of the Purchase Price (and other amounts treated as part of the purchase price for U.S. federal income Tax purposes) among the Acquired Assets (the “Allocation”). If within sixty (60) days after receiving the Allocation, Sellers have not objected, the Allocation shall be final and binding. If within sixty (60) days Sellers object to the Allocation, Purchasers and Sellers shall reasonably cooperate in good faith to resolve their differences and finalize the Allocation. The Parties and their respective Affiliates shall file all Tax Returns in accordance with such Allocation (if and as finally determined under this Section 9.2) and not take any Tax related action inconsistent with the Allocation, in each case, unless otherwise 54 required by a “determination” within the meaning of section 1313(a) of the Tax Code; provided, that if Purchasers and Sellers are unable to reach an agreement as to the finalized Allocation, Purchasers, on the one hand, and Sellers, on the other hand, shall each prepare its Tax Returns as it determines appropriate. Section 9.3 Cooperation. (a) Purchasers and Sellers shall reasonably cooperate, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any Action, audit, litigation, or other proceeding with respect to Taxes; provided that in providing such information, assistance and access, each Party shall be entitled to redact information that is not related to the Business. Notwithstanding anything to the contrary in this Agreement, Sellers shall not be obligated to provide or disclose any Excluded Tax Returns, provided, that Sellers shall use commercially reasonable efforts to provide any reasonably requested information related to the Acquired Assets contained in any Excluded Tax Returns. (b) Seller shall reasonably cooperate with Purchaser, as and to the extent reasonably requested by Purchaser, to amend the structure of the transactions undertaken pursuant to this Agreement in order to qualify for the Intended Tax Treatment or otherwise achieve a Tax- efficient outcome for the parties. (c) Sellers shall cooperate with Purchasers from and after the date hereof to determine the amount of ITCs, if any, that are eligible for transfer pursuant to Section 6418 of the Tax Code and the applicable Treasury Regulations thereunder to Purchasers as an Acquired Asset and shall, in connection with Closing, take all steps necessary to effectuate the transfer of such eligible ITCs to Purchasers. To the extent any ITCs of Sellers are not eligible to be sold or transferred to Purchasers pursuant to Section 6418 of the Tax Code and the applicable Treasury Regulations thereunder, then Sellers shall use their respective commercially reasonable efforts to sell or transfer, or cause to be sold or transferred, such ITCs, and all net proceeds thereof shall be transferred to Purchasers pursuant to Section 1.1(o); provided, that any such sale shall be subject to the prior written consent of Purchasers (not to be unreasonably withheld). Section 9.4 Tax Sharing Agreements. To the extent relating to any Acquired Entity, Sellers shall terminate or cause to be terminated, on or before the Closing Date, the rights and obligations of the Acquired Entities pursuant to all Tax sharing agreements or Tax indemnity agreements (other than this Agreement), if any, to which an Acquired Entity, on the one hand, and Sellers or any of their Affiliates (other than the Acquired Entities), on the other hand, are parties. Section 9.5 Allocation of Taxes for Straddle Period. Any Taxes attributable to a Straddle Period required to be apportioned under this Agreement shall be apportioned as follows: (a) the amount of property, ad valorem, and other periodic Taxes allocable to the Pre-Closing Tax Period shall be equal to (i) the amount of such Taxes for the entire Straddle Period multiplied by (ii) a fraction, the numerator of which is the number of calendar days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of calendar days in the entire Straddle Period; and (b) all Taxes not allocated under clause (a) shall be allocated 55 to the Pre-Closing Tax Period on the basis of a “closing of the books,” as if such taxable period ended as of the end of the day on the Closing Date; provided that, exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the period ending on the Closing Date and the period beginning after the Closing Date in proportion to the number of calendar days in each period; provided that, for the avoidance of doubt, nothing contained in this Section 9.5 shall be construed so as to cause an Assumed Liability to become an Excluded Liability or vice versa. Section 9.6 Preparation of Tax Returns and Payment of Taxes. (a) Sellers shall prepare and timely file (i) all Tax Returns with respect to the Acquired Assets, the Business, and the Acquired Entities for any Tax period ending on or before the Closing Date (the “Applicable Seller Prepared Returns”) (and Purchasers shall cooperate with Sellers in causing such Tax Returns to be filed) and (ii) all income Tax Returns of Sellers and their Affiliates (including, for the avoidance of doubt, any combined, consolidated, or similar income Tax Return of Seller or its Affiliates that includes an Acquired Entity), and, except to the extent that such income Tax Returns relate to TEP Holdings, Purchaser shall have no rights to review and comment on any such Tax Returns described in this clause (ii). Sellers shall provide Purchasers with a draft of all Applicable Seller Prepared Returns and any relevant portion of Seller income Tax Returns that relate to TEP Holdings at least thirty (30) days (or such shorter period of time as is reasonably practicable) prior to the filing of any such Tax Return to the extent such Applicable Seller Prepared Returns relate to any Assumed Liability or Acquired Entity. Sellers shall incorporate any changes reasonably requested by Purchasers with respect to such Tax Returns that are supported at a “more likely than not” (or higher) level of confidence and consistent with past practice. As between Seller and Purchaser, unless such Taxes are an Assumed Liability as set forth in Section 1.3, Purchaser shall not be responsible for paying any Taxes shown on any Tax Return Seller is obligated to file under this Section 9.6(a). (b) Except as otherwise provided by Section 9.1, Purchasers shall prepare and timely file all Tax Returns with respect to the Acquired Assets, the Business, and the Acquired Entities for any Tax period ending after the Closing Date, excluding, for the avoidance of doubt, any income Tax Returns of Sellers. With respect to any Straddle Period, Purchasers shall prepare such Tax Returns consistent with past practice, and shall provide Sellers or their successors in rights, as applicable, with a draft of such Tax Returns at least 30 days prior to the filing of any such Tax Return that is a Pass-Through Income Tax Return or to the extent any Seller or its successor in rights could reasonably be expected to be liable for any such Taxes under this Agreement. Purchasers shall incorporate any changes reasonably requested by Sellers with respect to such Tax Returns. Purchasers shall be responsible for paying any Taxes reflected on any Tax Return that Purchasers are obligated to prepare and file under this Section 9.6(b) to the extent constituting an Assumed Liability. (c) The parties agree that for purposes of filing any Tax Return related to the transactions contemplated by this Agreement the parties shall not apply the principles of Pierce v. Commissioner, 326 F. 2d 67 (8th Cir. 1964) with respect to any prepaid amount received or deferred revenue accrued prior to the Closing in connection with the Acquired Assets. The Acquired Entities or the Business.

56 Section 9.7 Tax Treatment. Each party hereto agrees that, for U.S. federal (and applicable state and local) income Tax purposes, (i) the purchase and sale or assumption, as the case may be, of the Acquired Assets and Assumed Liabilities contemplated by this Agreement shall be treated as a taxable exchange governed by Section 1001 of the Tax Code, (ii) the KKR Term Loan shall be treated as debt, (iii) the Purchasers shall be treated for U.S. federal income tax purposes as acquiring assets underlying the Acquired Entities (other than with respect to TEP Holdings) (and, for the avoidance of doubt, as acquiring no stock of any entity classified as a “c corporation” for U.S. federal income tax purposes other than TEP Holdings), (iv) the purchase and sale of TEP Holdings pursuant to the Transactions shall not be treated as giving rise to any recapture to TEP Holdings or its Subsidiaries within the meaning of Section 50 of the Tax Code (including as applied through Section 6418 of the Tax Code) and (v) TEP Holdings shall be treated as having deconsolidated from the Sunnova U.S. federal income tax consolidated group effective as of April 21, 2025 (the “Intended Tax Treatment”). Each party hereto shall file any federal, state and local income tax returns on a basis consistent with the foregoing treatment, and each party hereto will assert the correctness of that treatment, and each party will not adopt any treatment that is contrary to or inconsistent with that treatment, in all dealings with the Internal Revenue Service unless otherwise required by a “final determination” within the meaning of Section 1313(a) of the Tax Code. Section 9.8 Other Tax Matters. After the Closing, to the extent that any such action is reasonably expected to materially increase the aggregate Tax Liabilities shown as due and owing on Sellers Combined Tax Returns, Purchasers shall not, and shall cause their Affiliates (including the Acquired Entities) not to, for so long as SEC or Sunnova Energy International Inc. remain in existence, without the prior written consent of SEC or Sunnova Energy International Inc. (not to be unreasonably conditioned, delayed, or withheld) (a) file, re-file, supplement, or amend a Tax Return of an Acquired Entity for a Pre-Closing Tax Period or Straddle Period, in each case except as set forth in Section 9.6; (b) file any ruling or request with any taxing authority with respect to Tax Returns of an Acquired Entity for a Pre-Closing Tax Period; (c) make or initiate any voluntary contact with any taxing authority (including any voluntary disclosure agreement or similar process) with respect to the filing of any Tax Returns of an Acquired Entity for a Pre-Closing Tax Period; or (d) make or change any Tax election of an Acquired Entity that is retroactive to, any Pre-Closing Tax Period or Straddle Period. Purchasers agree that they will not make an election under Section 336 or Section 338 with respect to the transfer of TEP Holdings pursuant to the Transaction. The Sellers shall not take any action, or fail to take any action, and shall enter into an amendment to the Atlas Credit Agreement which shall provide that the Administrative Agent and the Lenders (each as defined in the Atlas Credit Agreement) shall not take any action, or fail to take any action, in each case that is reasonably expected to (i) cause TEP Holdings to be treated as an entity other than a corporation for U.S. federal income tax purposes or (ii) liquidate or otherwise merge TEP Holdings out of existence of U.S. federal income tax purposes. ARTICLE X MISCELLANEOUS Section 10.1 Non-Survival of Representations and Warranties and Certain Covenants; Certain Waivers. Each of the representations and warranties and the covenants and agreements (to the extent such covenant or agreement contemplates or requires performance by such Party prior to the Closing) of the Parties set forth in this Agreement or in any other 57 Transaction Agreement, will terminate effective immediately as of the Closing such that no claim for breach of any such representation, warranty, covenant or agreement, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought with respect thereto after the Closing. Each covenant and agreement in this Agreement or in any other Transaction Agreement that explicitly contemplates performance after the Closing, will, in each case and to such extent, expressly survive the Closing in accordance with its terms, and nothing in this Section 10.1 will be deemed to limit any rights or remedies of any Person for breach of any such surviving covenant or agreement. Purchasers and Sellers acknowledge and agree, on their own behalf and on behalf of the Purchaser Group or Sellers Parties, as the case may be, that the agreements contained in this Section 10.1 (a) require performance after the Closing to the maximum extent permitted by applicable Law and will survive the Closing and (b) are an integral part of the Transactions and that, without the agreements set forth in this Section 10.1, none of the Parties would enter into this Agreement. Section 10.2 Expenses. Whether or not the Closing takes place, except as otherwise provided herein, all fees, costs and expenses (including fees, costs and expenses of Advisors) incurred in connection with the negotiation of this Agreement and the other Transaction Agreements, the performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions will be paid by the Party incurring such fees, costs and expenses; provided that (a) all Transfer Taxes will be allocated pursuant to Section 9.1 and (b) all Cure Costs will be allocated pursuant to Section 5.2. Section 10.3 Notices. Except as otherwise expressly provided herein, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) when personally delivered, (b) when transmitted by electronic mail (having obtained electronic delivery confirmation thereof), if delivered by 5:00 P.M. local time of the recipient on a Business Day and otherwise on the following Business Day, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, to the respective Party at the number, electronic mail address or street address, as applicable, set forth below, or at such other number, electronic mail address or street address as such Party may specify by written notice to the other Parties. Notices to Purchasers: See Annex IV with a copy to (which shall not constitute notice): Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019-6064 Attention: Andrew N. Rosenberg Robert A. Britton Austin S. Pollet Michael J. Colarossi 58 Email: arosenberg@paulweiss.com rbritton@paulweiss.com apollet@paulweiss.com mcolarossi@paulweiss.com Notices to Sellers: c/o Sunnova Energy Corporation 20 Greenway Plaza, Suite 540 Houston, TX 77046 Attention: General Counsel Email: legal@sunnova.com with copies to (which shall not constitute notice): Kirkland & Ellis LLP 333 W Wolf Point Plaza Chicago, IL 60654 Attention: Anup Sathy, P.C. Email: anup.sathy@kirkland.com Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Brian Schartz, P.C. Ciara Foster Margaret Reiney Jimmy Ryan Email: brian.schartz@kirkland.com ciara.foster@kirkland.com margeret.reiney@kirkland.com jimmy.ryan@kirkland.com Kirkland & Ellis LLP 609 Main Street Houston, TX 77002 Attention: John Pitts, P.C.; Claire Campbell, P.C. Email: john.pitts@kirkland.com; claire.campbell@kirkland.com Section 10.4 Binding Effect; Assignment; Designated Purchasers. (a) This Agreement shall be binding upon Purchasers and, subject to the terms of the Bidding Procedures Order (with respect to the matters covered thereby) and the entry and terms of the Sale Order, Sellers, and shall inure to the benefit of and be so binding on the Parties and their respective successors and permitted assigns, including any trustee or estate representative 59 appointed in the Chapter 11 Cases or any successor Chapter 7 cases; provided that neither this Agreement nor any of the rights or obligations hereunder may be assigned or delegated without the prior written consent of Purchasers and SEC, and any attempted assignment or delegation without such prior written consent shall be null and void, except as set forth in Section 10.4(b). (b) Prior to the Closing, Purchasers shall be entitled to designate, by written notice to Sellers no later than five (5) Business Days prior to the Closing Date, one or more Affiliates to (i) purchase all or a portion of the Acquired Assets and pay the corresponding Purchase Price amount, (ii) assume all or a portion of the Assumed Liabilities, or (iii) take title directly to any Acquired Asset (any such Affiliate that shall be designated in accordance with this clause, a “Designated Purchaser”), and, to the extent of any such designation, this Agreement shall be binding upon each of such Affiliates, their successors and permitted assigns, which shall be treated as Purchasers to such extent hereunder; provided that Purchasers shall remain primarily liable until the transfer to any such Designated Purchaser and the satisfaction by such Designated Purchaser of any related obligations or other Liabilities hereunder. Section 10.5 Amendment and Waiver. Any provision of this Agreement or the Schedules or exhibits hereto may be (a) amended only in a writing signed by Purchasers and Sellers or (b) waived only in a writing executed by the Party against which enforcement of such waiver is sought. No waiver of any provision hereunder or any breach or default thereof will extend to or affect in any way any other provision or prior or subsequent breach or default. Section 10.6 Third Party Beneficiaries. Except as otherwise expressly provided herein, nothing expressed or referred to in this Agreement will be construed to give any Person other than (i) for purposes of Section 10.7, the Non-Recourse Persons, and (ii) the Parties hereto and such permitted assigns, any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. Section 10.7 Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement may only be brought against, only the Persons that are expressly named as Parties and not against any other Persons. Except to the extent named as a Party, and then only to the extent of the specific obligations of such Parties set forth in this Agreement and in the Transaction Agreements, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or Advisor of any Party (each, a “Non-Recourse Person”) will have any Liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or Liabilities of any of the Parties or for any Agreement Dispute and (ii) in no event shall any Person have any shared or vicarious liability, or otherwise be the subject of legal or equitable claims, for the actions or omissions (including through equitable claims (such as unjust enrichment) not requiring proof of wrongdoing committed by the subject of such claims) of any other Person, and each of such Persons and the Non-Recourse Persons are intended third party beneficiaries of this Section 10.7 and shall be entitled to enforce this Section 10.7 as if a party directly hereto. Notwithstanding anything to the contrary set forth herein, nothing in this Section 10.7 or elsewhere herein shall limit the rights or remedies in the case of Fraud against the Person committing Fraud.

60 Section 10.8 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law in any jurisdiction, such provision will be ineffective only to the extent of such prohibition or invalidity in such jurisdiction, without invalidating the remainder of such provision or the remaining provisions of this Agreement or in any other jurisdiction. Section 10.9 Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and will in no way restrict or otherwise modify any of the terms or provisions hereof. Section 10.10 Schedules. The Schedules have been arranged for purposes of convenience in separately numbered sections corresponding to the sections of this Agreement. However, each section of the Schedules will be deemed to incorporate by reference all information disclosed in any other section of the Schedules, and any disclosure in the Schedules will be deemed a disclosure against any representation or warranty set forth in this Agreement to the extent readily apparent on the face of such disclosure. Capitalized terms used in the Schedules and not otherwise defined therein have the meanings given to them in this Agreement. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement, the Schedules, or the Exhibits does not imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the Ordinary Course, and no Party will use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement, the Schedules, or Exhibits in any Agreement Dispute or other controversy between the Parties as to whether any obligation, item, or matter not set forth or included in this Agreement, the Schedules, or Exhibits is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or are within or outside of the Ordinary Course. In addition, matters reflected in the Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. No information set forth in the Schedules will be deemed to broaden in any way the scope of the Parties’ representations and warranties. Any description of any agreement, document, instrument, plan, arrangement, or other item set forth on any Schedule is qualified in its entirety by the terms of such agreement, document, instrument, plan, arrangement, or item, and such terms will be deemed disclosed for all purposes of this Agreement. The information contained in this Agreement, the Schedules, and the Exhibits is disclosed solely for purposes of this Agreement, and no information contained in this Agreement, the Schedules, or the Exhibits will be deemed to be an admission by any Party to any third party of any matter whatsoever, including any violation of Law or breach of Contract. Section 10.11 Complete Agreement. This Agreement, together with the Confidentiality Agreements and other agreements expressly referred to herein, and the other Transaction Agreements, contains the entire agreement of the Parties respecting the sale and purchase of the Acquired Assets and the Assumed Liabilities and the Transactions and supersedes all prior agreements and documents among the Parties respecting the sale and purchase of the Acquired 61 Assets and the Assumed Liabilities and the Transactions. In the event an ambiguity or question of intent or interpretation arises with respect to this Agreement, the terms and provisions of the execution version of this Agreement will control and prior drafts of this Agreement and the other Transaction Agreements will not be considered or analyzed for any purpose (including in support of parol evidence proffered by any Person in connection with this Agreement), will be deemed not to provide any evidence as to the meaning of the provisions of this Agreement or the intent of the Parties, and will be deemed joint work product of the Parties. Section 10.12 Specific Performance. The Parties agree that irreparable damage, for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if any of the Parties fails to take any Action required of it under this Agreement. It is accordingly agreed that (a) the Parties will be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 10.13 without proof of damages or otherwise, this being in addition to any other remedy to which the Parties are entitled under this Agreement, and (b) the right of specific performance and other equitable relief is an integral part of the Transactions and without that right, neither Sellers nor Purchasers would have entered into this Agreement. The Parties acknowledge and agree that either Sellers or Purchasers pursuing an injunction or injunctions or other Order to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10.12 will not be required to provide any bond or other security in connection with any such Order. The remedies available to Sellers pursuant to this Section 10.12 will be in addition to any other remedy to which they were entitled at law or in equity, and the election to pursue an injunction or specific performance will not restrict, impair or otherwise limit Sellers from seeking to collect or collecting damages. If, prior to the Outside Date, any Party brings any Action, in each case in accordance with Section 10.13, to enforce specifically the performance of the terms and provisions hereof by any other Party, the Outside Date will automatically be extended (i) for the period during which such Action is pending, plus ten (10) Business Days or (ii) by such other time period established by the court presiding over such Action, as the case may be. In no event will this Section 10.12 be used, alone or together with any other provision of this Agreement, to require Sellers to remedy any breach of any representation or warranty made by Sellers herein. Section 10.13 Jurisdiction and Exclusive Venue. Each of the Parties irrevocably agrees that any Action of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal theory under which any Liability or obligation may be sought to be imposed, whether sounding in contract or in tort or under statute, or whether at law or in equity, or otherwise under any legal or equitable theory, that may be based upon, arising out of, or related to this Agreement, the negotiation, execution, or performance of this Agreement, or the Transactions and any questions concerning the construction, interpretation, validity, and enforceability of this Agreement (each, an “Agreement Dispute”) brought by any other Party or its successors or assigns will be brought and determined only in (a) the Bankruptcy Court and any federal court to which an appeal from the Bankruptcy Court may be validly taken or (b) if the Bankruptcy Court is unwilling or unable to hear such Action, in the Court of Chancery of the State of Delaware (or if such court lacks jurisdiction, any other state or federal court sitting in the State of Delaware) (clauses (a) and (b), the “Chosen Courts”). Each of the Parties irrevocably submits to the exclusive 62 jurisdiction of the Chosen Courts for the pendency of the Chapter 11 Cases for itself and with respect to its property, generally and unconditionally, with regard to any Agreement Dispute. No Party shall commence any Agreement Dispute except in the Chosen Courts, other than Actions in any court of competent jurisdiction to enforce any Order, decree, or award rendered by any Chosen Courts, and no Party will file a motion to dismiss any Agreement Dispute filed in a Chosen Court on any jurisdictional or venue-related grounds, including the doctrine of forum non-conveniens. The Parties irrevocably agree that venue would be proper in any of the Chosen Courts, and each Party hereby irrevocably waives any objection that any Chosen Court is an improper or inconvenient forum for resolving any Agreement Dispute. Each of the Parties further irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 10.3. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law. Section 10.14 Governing Law; Waiver of Jury Trial. (a) Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Agreement and any Agreement Dispute will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State without regards to conflicts of law principles of the State of Delaware or any other jurisdiction that would cause the Laws of any jurisdiction other than the State of Delaware to apply. (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY AGREEMENT DISPUTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY AGREEMENT DISPUTE. EACH OF THE PARTIES AGREES AND CONSENTS THAT ANY SUCH AGREEMENT DISPUTE WILL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE IRREVOCABLE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY (I) CERTIFIES THAT NO ADVISOR OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY AGREEMENT DISPUTE, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10.14(b). Section 10.15 No Right of Set-Off. (a) Each Purchaser, on its own behalf and on behalf of the Purchaser Group and its and their respective successors and permitted assigns, hereby waives any rights of set-off, netting, offset, recoupment or similar rights that such Purchaser, any member of the Purchaser Group or any of its or their respective successors and permitted assigns has or may have with respect to the payment of the Purchase Price or any other payments to be made by such Purchaser 63 pursuant to this Agreement or any other document or instrument delivered by such Purchaser in connection herewith. (b) Each Seller, on its own behalf and on behalf of its Affiliates and its and their respective successors and permitted assigns, hereby waives any rights of set-off, netting, offset, recoupment or similar rights that such Seller, any of its Affiliates or any of its or their respective successors and permitted assigns has or may have with respect to any payments to be made by such Seller pursuant to this Agreement or any other document or instrument delivered by such Seller in connection herewith. Section 10.16 Counterparts and PDF. This Agreement and any other Transaction Agreements referred to herein or therein, and any amendments hereto or thereto, may be executed in multiple counterparts, any one of which need not contain the signature of more than one party to such Transaction Agreement, but all such counterparts taken together will constitute one and the same instrument. Any counterpart, to the extent signed and delivered by means of a .PDF, DocuSign, or other electronic transmission, will be treated in all manner and respects as an original Contract and will be considered to have the same binding legal effects as if it were the original signed version of such Contract delivered in person. Minor variations in the form of the signature page to this Agreement or any Transaction Agreement, including footers from earlier versions of any such other document, will be disregarded in determining the effectiveness of such signature. At the request of any party to any Transaction Agreement, each other party to such Transaction Agreement will re-execute original forms of such Transaction Agreement and deliver them to all other parties. No party to any such Transaction Agreement will raise the use of a .PDF, DocuSign, or other electronic transmission to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of PDF, DocuSign, or other electronic transmission as a defense to the formation of a Contract and each such party forever waives any such defense. Section 10.17 Publicity. Neither Sellers nor Purchasers shall issue any press release or public announcement concerning this Agreement or the Transactions without obtaining the prior written approval of the other Party (which approval will not be unreasonably conditioned, withheld, or delayed), unless, in the reasonable judgment of the applicable disclosing Party, disclosure is otherwise required by applicable Law or by the Bankruptcy Court with respect to filings to be made with the Bankruptcy Court in connection with this Agreement or by the applicable rules of any stock exchange on which Purchasers or Sellers (or their respective Affiliates) lists securities; provided that the Party intending to make such release shall use its reasonable efforts consistent with such applicable Law or Bankruptcy Court requirement to consult with the other Party with respect to the contents of such release. However, a copy of this Agreement will be filed with the Bankruptcy Court. Section 10.18 Bulk Sales Laws. The Parties intend that pursuant to Section 363(f) of the Bankruptcy Code, the transfer of the Acquired Assets of the Debtors shall be free and clear of any Encumbrances in the Acquired Assets (including any Encumbrances claims arising out of any “bulk sales,” “bulk transfers,” or similar Laws), except Permitted Encumbrances, and the Parties shall take such steps as may be necessary or appropriate to so provide in the Sale Order. In furtherance of the foregoing, each Party hereby waives compliance by the Parties with any “bulk sales,” “bulk transfers,” or similar Laws in respect of the Transactions.

64 Section 10.19 Sellers’ Representative. Each party agrees that Parent has the power and authority to unilaterally act on behalf of Sellers for the purposes specified under this Agreement. Such power will include the power to make all decisions, actions, Consents, and determinations on behalf of Sellers, including to make any waiver of any Closing condition or agree to any amendment to this Agreement. No Party shall have any right to object, dissent, protest, or otherwise contest the same. Purchasers shall be entitled to rely on any action or omission taken by Parent on behalf of Sellers. Section 10.20 Sponsor and Risk Retention Holder. (a) Purchasers hereby agree that upon Closing, Asset Purchaser will agree to act as a “sponsor” (under and as defined in the U.S. Risk Retention Rules) for the Sunnova ABS Transactions and “originator” (under and as defined in the EU Risk Retention Rules and the UK Risk Retention Rules) for the applicable EU Risk Retention Compliant Sunnova ABS Issuer, including holding, either directly or through a “majority owned affiliate”, the Risk Retention Interests issued in each such securitization transaction in accordance with, and for so long as required under, the applicable Risk Retention Rules; provided, that the applicable Risk Retention Holder shall be entitled to sell, hedge or otherwise mitigate its credit risk under or associated with the Risk Retention Interests in accordance with the applicable Risk Retention Rules. (b) No Purchaser or the Risk Retention Holder, or any of their respective shareholders, partners, general partners, members, employees, officers, agents or directors (or any shareholder, partner, general partner, member, employee, officer, agent or director of any such Purchaser’s or the Risk Retention Holder’s Affiliates) assumes any obligation or liability under contract or law with respect to a Seller’s status or role as “sponsor” or originator” under any Risk Retention Rules prior to the date hereof, it being expressly agreed and understood that the agreements in this Section 10.20 are to facilitate the transactions under this Agreement and no liability will attach to or be incurred by any such person (including Partners and the Risk Retention Holder), under or by reason of any of the agreements of any Purchaser or the Risk Retention Holder contained in this Section 10.20 or implied therefrom, and that any and all liability for breaches by such party of any of such agreements, either at law or by statute or constitution, is hereby expressly waived by the other Parties to this Agreement as a condition of and in consideration for the inclusion of this Section 10.20 in this Agreement and the execution of this Agreement. (c) No person may seek any recourse (whether by way of court proceedings, a winding up application, attachment, execution or otherwise) in respect of any breach by any Purchaser or the Risk Retention Holder of any agreements under this Section 10.20 against any of the assets of any Purchaser, the Risk Retention Holder or any of their respective Affiliates. (d) In the event of any conflict between this Section 10.20 and the remaining terms of this Agreement or otherwise with respect to the subject matter hereof, this Section 10.20 shall control. 65 ARTICLE XI ADDITIONAL DEFINITIONS AND INTERPRETIVE MATTERS Section 11.1 Certain Definitions. (a) “Acquired Intellectual Property” means the Seller Intellectual Property and all Intellectual Property owned or purported to be owned by one or more Acquired Entities. (b) “Action” means any action, suit, litigation, arbitration, mediation, audit, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding) or prosecution of any kind whatsoever whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, commenced, brought, conducted or heard by or before any Governmental Body. (c) “Accessory Loans” means any loans made to finance the purchase, installation, or maintenance of accessories or ancillary equipment related to solar energy and battery storage systems or other related products and services. (d) “Advisors” means, with respect to any Person as of any relevant time, any directors, officers, employees, investment bankers, financial advisors, accountants, agents, attorneys, consultants, or other representatives of such Person. (e) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of such Person, whether through ownership of voting securities, by Contract or otherwise. For the avoidance of doubt, the Acquired Entities will be Affiliates of Sellers until Closing and Affiliates of Purchasers after Closing. (f) “Aggregate Early Closing Adjustment Amount” means the aggregate amount determined as set forth on Schedule 11.1(f) calculated as of the Closing Date, subject to adjustment based on material variances in the timing of (i) the receipt of any fees or other compensation payable to any Seller or Acquired Entity in its capacity as a “servicer”, “manager” or similar capacity under any Servicing Document and (ii) the receipt and/or disbursement of Renewable Energy Incentive proceeds, in each case relative to the Initial Budget (as defined in the DIP Financing Agreement). (g) “Alternative Transaction” means any transaction (or series of transactions), whether direct or indirect, whereby any Person or group of Persons (other than Sellers and their Affiliates or Purchasers and its Affiliates) acquires (i) beneficial ownership of a majority of the Equity Interests of any Seller or (ii) any Acquired Assets (other than a de minimis amount), in each case whether by merger, sale of assets or equity, transfer, exchange, recapitalization, plan of reorganization or otherwise. A liquidation or wind-down of Sellers’ estates (or a plan in the Chapter 11 Cases approving a liquidation or wind-down) shall not be an Alternative Transaction. (h) “Alternative Transaction Notice” has the meaning set forth in Section 7.5 of this Agreement. 66 (i) “Alternative Transaction Offer” has the meaning set forth in Section 7.5 of this Agreement. (j) “Alternative Transaction Proposal” has the meaning set forth in Section 7.5 of this Agreement. (k) “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78dd-1, et seq.), the U.K. Bribery Act 2010, and any other applicable anti-bribery and anti-corruption Laws. (l) “Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state, provincial, municipal or local law (statutory, common or otherwise, and including international conventions, protocols and treaties), act, statute, constitution, treaty, convention, ordinance, code, policy, rule, regulation, Order, or other similar requirement enacted, adopted, promulgated, enforced or applied by any Governmental Authority that is binding upon or applicable to such Person or its properties, as amended unless expressly specified otherwise. (m) “Assumed Environmental Liabilities” has the meaning set forth in Section 1.3(b) of this Agreement. (n) “Atlas Credit Agreement” means the Third Amended and Restated Credit Agreement, dated as of June 8, 2025, among TEP Holdings, as borrower, Atlas Securitized Products Holdings, L.P., as administrative agent, and the other parties thereto. (o) “Atlas Consent and Waiver” means any written consents, waivers, and amendments required from the lenders under the Atlas Credit Agreement and Atlas Securitized Products Holdings, L.P., as agent under the Atlas Credit Agreement, to avoid triggering any default, event of default, or breach under the Atlas Credit Agreement or any other agreement between any of such parties, on the one hand, and any Acquired Entity or its Affiliate, on the other hand, in connection the transactions contemplated by this Agreement. (p) “Auction” shall have the meaning ascribed to such term in the Bidding Procedures Order. (q) “Avoidance Actions” means, collectively, any and all claims or causes of action arising under or pursuant to chapter 5 of the Bankruptcy Code or any other similar provision of Applicable Law. (r) “Backup Bidder” has the meaning set forth in Section 7.5(a) of this Agreement. (s) “Balance Sheet Date” means April 30, 2025. (t) “Bankruptcy Code” has the meaning set forth in the preamble of this Agreement. 67 (u) “Bankruptcy Court” has the meaning set forth in the preamble of this Agreement. (v) “Bidding Procedures” means the procedures employed with respect to the proposed sale of the Assets and the assumption of the Assumed Liabilities in substantially the form attached hereto as Exhibit B, which shall be in form and substance reasonably satisfactory to the Purchasers and Sellers. (w) “Bidding Procedures Order” means the Order (I) Approving the Bidding Procedures, (II) Scheduling Certain Dates with Respect Thereto, (III) Approving the Form and Manner of Notice Thereof, (IV) Approving the WholeCo Stalking Horse Agreement and Expense Reimbursement, (V) Establishing Notice and Procedures for the Assumption And Assignment Of Executory Contracts And Unexpired Leases, (VI) Authorizing the Assumption and Assignment of Assumed Executory Contracts And Unexpired Leases, (VII) Authorizing the Sale Of Assets, and (VIII) Granting Related Relief Docket No. [●], substantially in the form attached hereto as Exhibit C, as may be reasonably acceptable to the Parties. (x) “Business” means the business operations of Sellers and the Acquired Entities, including the business of providing residential solar and energy storage services, financing in connection therewith and related services. (y) “Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City, New York are authorized or required by Law to be closed. (z) “Business Employee” means each employee of any of Sellers or their Affiliates. (aa) “Cash and Cash Equivalents” means all of SEC’s cash (including checks and deposits in transit, demand deposits, money markets or similar accounts), checking account balances, marketable securities, certificates of deposits, time deposits, bankers’ acceptances, and any cash equivalents whether on hand, in transit, in banks or other financial institutions, or otherwise held. (bb) “Channel Partner Agreement” means any channel partnership agreement or similar Contract or arrangement between SEC and TEP Developer and any dealers, installers, contractors or similar parties relating to Host Customer Solar Assets or any portion thereof. (cc) “Confidentiality Agreement” means (a) that certain Confidentiality Agreement, dated as of May 10, 2025, by and between Parent and GoodFinch Management, LLC, (b) that certain Amended Confidentiality Agreement, dated as of April 15, 2025, by and between Parent and Farallon Capital Management, L.L.C., (c) that certain Amended Confidentiality Agreement, dated as of April 9, 2025, by and among, Parent, Oaktree Opportunities Fund XII Holdings (Delaware), L.P., Oaktree Value Opportunities Fund, L.P., Oaktree Value Opportunities Feeder Fund, L.P., and Oaktree Value Opportunities Fund Holdings, L.P., (d) that certain Confidentiality Agreement, dated as of May 15, 2025, by and between Parent and Keyframe Capital Partners, L.P., and (e) that certain Confidentiality Agreement, dated as of April, 2025, by and between Parent and Owl Creek Asset Management, L.P., together with any other confidentiality or non-disclosure agreements by and between the Parent, or any of its Affiliates,

68 on the one hand, and the Purchaser Group or any member of the Purchaser Group, on the other hand. (dd) “Confirmation Order” means the Order of the Bankruptcy Court approving confirmation of a chapter 11 plan of reorganization or liquidation. (ee) “Consent” means any approval, consent, ratification, permission, waiver or authorization, or an Order of the Bankruptcy Court that deems or renders unnecessary the same. (ff) “Contract” means any contract, indenture, note, bond, lease, sublease, mortgage, agreement, guarantee, or other agreement that is binding upon a Person or its property, in each case, other than an invoice, a purchase order, service order, or sales order. (gg) “Critical Vendor Avoidance Claims” means, collectively, any and all Avoidance Actions of any Seller or its estate against vendors and suppliers that (1) are critical to the Business, as determined by the Purchaser in its sole discretion, and (2) received payments from the Debtors in accordance with any order of the Bankruptcy Court approving the Debtors’ critical vendors’ motion; provided that any such vendors or suppliers shall be forth on Section 11.1(gg) of the Schedules, which Schedule shall be delivered by Purchasers to Sellers prior to the Closing; provided, further, that Critical Vender Avoidance Claims shall not include Excluded Dealer Claims. (hh) “Cure Costs” has the meaning set forth in Section 1.4(a) of this Agreement. (ii) “Debtors” means, collectively, the debtors-in-possession in the Chapter 11 Cases. (jj) “Debtor Assigned Contracts” means the Assigned Contracts to which a Debtor is a party. (kk) “Debtor Seller” means a Seller that is Debtor. (ll) “DIP Financing Agreement” means that certain Superpriorty Senior Secured Debtor-In-Possession Credit Agreement, dated as of June 13, 2025, by and among Parent as borrower, the lenders from time to time party thereto and Alter Domus (US) LLC, as Administrative Agent and Collateral Agent. (mm) “Documents” means all of Sellers’ and the Acquired Entities’ written files, documents, instruments, papers, books, reports, records, tapes, microfilms, photographs, letters, budgets, forecasts, plans, operating records, safety and environmental reports, data, studies, and documents, Tax Returns, ledgers, journals, customer lists, regulatory filings, plans, research materials, technical documentation (design specifications, engineering information, test results, logic manuals, processes, flow charts, etc.), user documentation (installation guides, user manuals, training materials, release notes, working papers, etc.), marketing documentation (sales brochures, flyers, pamphlets, web pages, etc.), and other similar materials, in each case whether or not in electronic form. 69 (nn) “Encumbrance” means any liens, claims, defenses (including rights of setoff and recoupment), and interests, in each case, in, on, or related to the Acquired Assets, including security interests or similar interests of whatever kind or nature, liens as defined in section 101(37) of the Bankruptcy Code, encumbrances, mortgages, deed of trust, conditional sales or other title retention agreements, pledges, deeds of trust, hypothecations, mechanics’ and materialman’s liens, assignments, preferences, debts, easements, charges, suits, licenses, options, profit sharing interest, rights of recovery, judgments, right of way, encroachment, right of first offer, right of first refusal, purchase, or repurchase right or option, orders and decrees of any court or foreign or domestic governmental entity, taxes (including foreign, state, and local taxes), licenses, covenants, restrictions, indentures, instruments, leases, options, off-sets, causes of action, contract rights and claims, to the fullest extent of the law, in each case, of any kind or nature in, on, or related to the Acquired Assets (including all “claims” as defined in section 101(5) of the Bankruptcy Code), known or unknown, whether prepetition or postpetition, secured or unsecured, choate or inchoate, filed or unfiled, scheduled or unscheduled, perfected or unperfected, liquidated or unliquidated, noticed or unnoticed, recorded or unrecorded, contingent or non-contingent, material or non-material, statutory or non-statutory, matured or unmatured, legal or equitable, including any and all such liabilities, causes of action, contract rights and claims arising out of the Debtors’ continued operations following the Closing Date. (oo) “Environmental Laws” means all Laws concerning pollution or protection of natural resources and the environment, or human or worker health and safety (to the extent human or worker health and safety relates to exposure to Hazardous Materials). (pp) “Equipment” means equipment, computers, furniture, furnishings, fixtures, office supplies, vehicles and other fixed assets. (qq) “Equity Interests” means, with respect to a Person, any (a) membership interests, partnership interests, profits interests, capital stock or other equity securities (including profit participation features or stock or equity appreciation rights, “phantom” stock rights, stock- based performance units, or other similar rights) or other ownership interests of such Person, or (b) any securities (including debt securities or other indebtedness), options, warrants, rights to subscribe to, purchase rights, calls or commitments relating to the issuance, purchase, or sale or repurchase of or exercisable or exchangeable for or convertible into, or other rights to acquire any of the items in clause (a) of such Person. (rr) “ERISA” means the Employee Retirement Income Security Act of 1974. (ss) “EU Risk Retention Compliant Sunnova ABS Issuers” means Sunnova Helios III Issuer, LLC, Sunnova Helios IV Issuer, LLC, Sunnova Sol Issuer, LLC, Sunnova Sol II Issuer, LLC, Sunnova Helios V Issuer, LLC, Sunnova Helios VI Issuer, LLC, Sunnova Helios VII Issuer, LLC, Sunnova Sol III Issuer, LLC, Sunnova Helios VIII Issuer, LLC, Sunnova Helios IX Issuer, LLC and Sunnova Sol IV Issuer, LLC. (tt) “EU Risk Retention Rules” means the risk retention requirements under Article 6 of Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardised securitisation, as amended, varied or substituted from time to time, together with (a) any technical standards thereunder as may be effective from time to time and (b) any guidance 70 relating thereto as may from time to time be published by an EU regulator (and any successor requirements thereto). (uu) “Excluded Dealer Claims” means, collectively, any and all Avoidance Actions of any Seller or its estate against dealers. (vv) “Excluded Tax Returns” means Tax Returns (or any portion of any Tax Return) and other books and records related to any consolidated, combined, affiliated or unitary group for Tax purposes that includes Sellers or any of their Affiliates that is not an Acquired Entity. (ww) “Expense Reimbursement” means an amount equal to the reasonable and documented out-of-pocket fees and expenses of Purchasers in connection with the Transactions contemplated by this Agreement, including all such fees and expenses related to negotiating this Agreement, or any of the other Transaction Agreements, preparing to implement the transactions contemplated hereby and thereby, and investigating and evaluating the Seller Parties, the Business, the Acquired Assets, the Excluded Assets and the Assumed Liabilities, which shall constitute an allowed superpriority administrative expense claim against the Seller Parties under sections 105(a), 503(b), and 507(a)(2) of the Bankruptcy Code with priority over all other administrative expenses of Sellers of the kind specified in section 503(b) of the Bankruptcy Code. (xx) “EZ Own Warehouse Facility” means the Warehouse Facility under that certain Third Amended and Restated Credit Agreement, dated as of March 20, 2025, by and among Sunnova EZ-Own Portfolio, LLC, as borrower, Sunnova SLA Management, LLC, as manager and as servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as seller, Computershare Trust Company, National Association, as paying agent, U.S. Bank National Association, as custodian, Atlas Securitized Products Administration, L.P., as administrative agent, and the other parties from to time party thereto. (yy) “EZ Own Warehouse Facility Consent and Waiver” means any written consents, waivers, and amendments required from the lenders or agent under the EZ Own Warehouse Facility to avoid triggering any default, event of default, or breach under the EZ Own Warehouse Facility or any other agreement between any of such parties, on the one hand, and any Acquired Entity or its Affiliate, on the other hand, in connection the transactions contemplated by this Agreement. (zz) “Final Order” means a judgment or Order of the Bankruptcy Court (or any other court of competent jurisdiction) entered by the clerk of the Bankruptcy Court (or such other court) on the docket in the Chapter 11 Cases (or the docket of such other court), which is in full force and effect, which has not been modified, amended, reversed, vacated or stayed and as to which (a) the time to appeal, petition for certiorari, or move for a new trial, stay, reargument or rehearing has expired and as to which no appeal, petition for certiorari or motion for new trial, stay, reargument or rehearing is then pending or (b) if an appeal, writ of certiorari new trial, reargument or rehearing thereof has been sought, such Order or judgment of the Bankruptcy Court or other court of competent jurisdiction has been affirmed by the highest court to which such Order was appealed, or certiorari has been denied, or a new trial, stay, reargument or rehearing has been denied or resulted in no modification of such Order, and the time to take any further appeal, petition for certiorari or move for a new trial, reargument or rehearing has expired, as a result of which 71 such order has become final in accordance with Rule 8002 of the Federal Rules of Bankruptcy Procedure; provided, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed relating to such Order, will not cause such Order not to be a Final Order as long as such motion has not been filed. (aaa) “Fraud” means an actual and intentional fraud (i) by a Seller in the making of the representations and warranties in (x) Article III or (y) any certificate delivered pursuant to Section 2.3(f) or (ii) or otherwise in connection with the Transactions, by any Purchaser in the making of the representations and warranties in (x) Article IV or (y) any certificate delivered pursuant to Section 2.4(e); provided, in each case, that such Fraud shall only be deemed to exist if, at the time such representation or warranty was made, (a) such representation or warranty was false or inaccurate, (b) the party making such representation or warranty had actual knowledge of the falsity or inaccuracy of such representation or warranty, (c) such party made such false or inaccurate representation or warranty with an intent to induce such other party to take action or refrain from taking action in reliance thereon, and (d) the other party relied on such false or inaccurate representation or warranty and suffered or incurred actual damages as a result of such reliance. For the avoidance of doubt, “Fraud” shall not include any cause of action based on constructive or imputed knowledge, equitable fraud, constructive fraud, promissory fraud or any tort (including a claim for fraud) based on negligence, recklessness or any similar theory. (bbb) “GAAP” means United States generally accepted accounting principles as in effect from time to time. (ccc) “Governmental Authorization” means any permit, license, certificate, approval, consent, permission, clearance, designation, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law. (ddd) “Governmental Body” means any government, quasi-governmental entity, or other governmental or regulatory body, of any nature, whether foreign, federal, state, or local, or any agency, branch, department, official, entity, instrumentality, political subdivision, or authority of any of the foregoing, or any court or arbitrator of competent jurisdiction. (eee) “Government Official” means (i) any official, employee, agent or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Body, (ii) any official, employee, agent or representative of, or any Person acting in an official capacity for or on behalf of, a company, business, enterprise or other entity owned, in whole or in part, or controlled by any Governmental Body or (iii) any official, employee, agent or representative of, or any Person acting in an official capacity for or on behalf of, a public international organization. (fff) “Hazardous Material” means any material, substance or waste that is listed, regulated, or defined as “hazardous,” “toxic,” “radioactive,” or as a “pollutant” or “contaminant,” under, or for which liability or standards of conduct may be imposed pursuant to, Environmental Laws, including but not limited to petroleum, petroleum products and by-products, asbestos or asbestos-containing materials, per- and polyfluoroalkyl substances, polychlorinated biphenyls, radioactive materials, noise, odor, lead, urea formaldehyde, radon gas or mold.

72 (ggg) “Host Customer Solar Asset” shall mean (i) a PV System (as defined in the Atlas Credit Agreement) and Energy Storage System (as defined in the Atlas Credit Agreement) (if applicable) installed on a residential property (including Single-Family Residential Properties (as defined in the Atlas Credit Agreement), multi-family homes, clubhouses or apartment buildings), (ii) all related real property rights, Permits and Manufacturer Warranties (as defined in the Atlas Credit Agreement) (in each case, to the extent transferable), (iii) upon execution of the related Solar Service Agreement (as defined in the Atlas Credit Agreement), all rights and remedies of the lessor/seller under such Solar Service Agreement, including all Host Customer Payments (as defined in the Atlas Credit Agreement) on and after the related Cut-Off Date (as defined in the Atlas Credit Agreement) and any related security therefor (other than Host Customer Security Deposits) and all Energy Storage System Incentives (as defined in the Atlas Credit Agreement), (iv) all related PBI Solar Assets (as defined in the Atlas Credit Agreement) on and after the related Cut-Off Date, and (v) all documentation in the Solar Asset File (as defined in the Atlas Credit Agreement) and other documents held by the Verification Agent (as defined in the Atlas Credit Agreement) related to such PV System, the Solar Service Agreement (as defined in the Atlas Credit Agreement) and PBI Documents (as defined in the Atlas Credit Agreement), if any. (hhh) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder. (iii) “Intellectual Property” means (i) patents, patent applications, and patent disclosures; (ii) trademarks, service marks, trade dress, corporate names, and Internet domain names, together with all associated goodwill; (iii) copyrights; (iv) registrations and applications for any of clauses (i) through (iii); (v) trade secrets and other rights in confidential proprietary information, including know-how, inventions, processes, formulae, models and methodologies, techniques, protocols, source code, algorithms, layouts, specifications and databases; (vi) rights in software; (vii) rights in drawings, schematics, and other technical plans; and (viii) all other intellectual property in any jurisdiction in the world. (jjj) “International Trade Laws” means any of the following: (a) any Laws concerning the importation of merchandise and other items (including technology, services, and software), including but not limited to those administered by U.S. Customs and Border Protection, (b) any Laws concerning the exportation or re-exportation of items (including technology, services, and software), including but not limited to those administered by the U.S. Department of Commerce or the U.S. Department of State, or (c) any economic sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. State Department, the United Nations, Canada, the European Union, the United Kingdom, or any other applicable economic sanctions (collectively referred to as “Sanctions”). (kkk) “Inventory” means all inventory (including finished goods, supplies, raw materials, work in progress, spare, replacement and component parts) maintained or held by, stored by or on behalf of, or in transit to, any of Sellers or the Acquired Entities, including any such inventory (i) being held by customers of the Business pursuant to consignment arrangements, or (ii) being held by suppliers of the Business under tolling or similar arrangements. 73 (lll) “IT Assets” means all hardware, computers, storage media, databases, applications, websites, software, servers, workstations, routers, hubs, switches, circuits, networks, computer network equipment or systems, data communications lines, and all other information technology equipment including parts of any of the foregoing such as firmware, screens, terminals, disks, cabling, related infrastructure, and other peripheral and associated electronic equipment and services that are owned, licensed, leased or controlled by Sellers or any of its Affiliates. (mmm)“ITC” means the investment tax credit pursuant to Section 48 of the Tax Code or Section 48E of the Tax Code, as applicable. (nnn) “KKR” means KKR Credit Advisers (US) LLC. (ooo) “KKR Consent Agreement” means the KKR Consent Agreement executed by KKR substantially in the form attached hereto as Exhibit D (as the same may be amended, supplemented, or otherwise modified from time to time after the date hereof). (ppp) “KKR Consent and Waiver” means the KKR Consent Agreement and any other written consents, waivers, and amendments required from KKR, the other lenders under the KKR Term Loan Agreement, and Wilmington Trust, N.A., as agent under the KKR Term Loan Agreement, to avoid triggering any default, event of default, or breach under the KKR Term Loan Agreement or any other agreement between any of such parties, on the one hand, and any Acquired Entity or its Affiliates, on the other hand, in connection the transactions contemplated by this Agreement. (qqq) “KKR Release Condition” means the conditions set forth in Section 3 of the KKR Consent Agreement. (rrr) “KKR Term Loan” means that certain loan evidenced by the KKR Term Loan Agreement. (sss) “KKR Term Loan Agreement” means that certain Term Loan Agreement, dated as of March 2, 2025, by and among Sunnova Solstice Borrower, LLC, the financial institutions party thereto as lenders, and Wilmington Trust, N.A., as agent. (ttt) “Knowledge of Sellers”, or words of like import, means the actual knowledge, after due inquiry of direct reports of Paul S. Mathews, Ryan Omohundro, Michael P Grasso, Alisha Leveston, Jackson Lynch, Meghan Nutting, Robyn Liska and David Searle, none of whom shall have any personal Liability or obligations regarding such knowledge. (uuu) “Law” means any federal, state, provincial, local, municipal, foreign, international, multinational, or other law, statute, legislation, constitution, principle of common law, ordinance, code, decree, treaty, convention, rule, regulation, or Order, in each case, issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Body. (vvv) “Lease” means all leases, subleases, licenses, concessions and other agreements pursuant to which any Person holds any Leased Real Property (including all amendments, assignments, renewals, guarantees and other agreements with respect thereto). 74 (www) “Liability” means, as to any Person, any debt, adverse claim, liability, duty, responsibility, obligation, commitment, assessment, cost, expense, loss, expenditure, charge, fee, penalty, fine, contribution, or premium of any kind or nature whatsoever, whether known or unknown, asserted or unasserted, absolute or contingent, direct or indirect, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and regardless of when sustained, incurred or asserted or when the relevant events occurred or circumstances existed. (xxx) “Material Adverse Effect” means (x) a material adverse effect on the business, condition (financial or otherwise), or operations of the Business, Acquired Assets, and Assumed Liabilities, taken as whole or (y) an Effect that individually or in the aggregate, has prevented or materially delayed or would prevent or materially delay the Transactions or has materially impaired or would materially impair the ability of the Sellers to consummate the Transactions; provided that none of the following (or consequences of the following), either alone or in combination, shall constitute, or be taken into account in determining whether or not there has been, a Material Adverse Effect with respect to the foregoing clause (x) solely as it relates to Article VII: any matter, event, change, development, occurrence, circumstance or effect (each, an “Effect”) in, arising from, or relating to (i) general business or economic conditions; (ii) national or international political or social conditions, including tariffs, trade wars, sanctions or trade policies, riots, protests, the engagement by the United States or any other country in hostilities or the escalation of any hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist (whether or not state- sponsored) attack upon the United States or any other country, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, asset, Equipment, or personnel of the United States or of any other country; (iii) any fire, flood, hurricane, earthquake, tornado, windstorm, other calamity or act of God, global or national health concern, epidemic, pandemic (whether or not declared as such by any Governmental Body), viral outbreak (including “Coronavirus” or “COVID-19”) or the worsening of any outbreak, or any quarantine or trade restrictions related thereto or any other force majeure; (iv) to financial, banking, or securities markets (including (A) any disruption of any of such markets, (B) any change in currency exchange rates, (C) any decline or rise in the price of any security, commodity, Contract, or index, and (D) any increased cost, or decreased availability, of capital or pricing or terms related to any financing for the Transactions); (v) changes in GAAP or interpretation of GAAP; (vi) changes in Laws or other binding directives or determinations issued or made by any Governmental Body and any change in the terms or enforcement of any of the foregoing; (vii) the negotiation, announcement, or pendency of this Agreement or the Transactions (except any Effects arising from or related to the breach or inaccuracy of the representations and warranties set forth in Section 3.4, the identity, nature, or ownership of Purchasers or Purchasers’ plans with respect to the Business, Acquired Assets, Assumed Liabilities, and Business Employees, including the impact on the relationships, contractual or otherwise, of the Business with employees, customers, lessors, suppliers, vendors, or other commercial partners or litigation arising from or relating to this Agreement or the Transactions; (viii) any Ordinary Course seasonal fluctuations in the Business; (ix) any failure, in and of itself, to achieve any budgets, projections, forecasts, estimates, plans, predictions, performance metrics or operating statistics or the inputs into such items (whether or not shared with Purchasers or their Affiliates or Advisors) and any other failure to win or maintain customers or business (provided that any Event that caused or contributed to such failure or changes to inputs shall not be excluded); or (x) any action taken by Purchasers or their Affiliates with respect to the Transactions or the financing of the Transactions or any breach by Purchaser of this Agreement; 75 (xi) the matters set forth on Section 3.25 of the Schedules and any changes or developments in, or Effects or results arising from or relating to, matters set forth on Section 3.25 of the Schedules; or (xii) the commencement or pendency of the Chapter 11 Cases. However, any adverse Effect resulting or arising from any matter described in clauses (i) through (vi) and (viii) may be taken into account in determining whether there has been a Material Adverse Effect to the extent, and only to the extent, that such Effect has had a materially disproportionate adverse effect on Sellers relative to similarly situated participants in the industries and geographic areas in which Sellers operate (in which case only such incremental materially disproportionate adverse effect may be taken into account in determining whether there has been a Material Adverse Effect). (yyy) “New Home WIP” means any Host Customer Solar Asset owned by TEP Developer in respect of which (i) neither TEP Holdings nor a Project Company has made any payment to TEP Developer or SEC, as applicable, and (ii) the party responsible for procurement, construction, installation, and activation of such Host Customer Solar Asset is a homebuilder subject to a contract with SEC. For the avoidance of doubt, New Home WIP does not include any Host Customer Solar Asset subject to a Channel Partner Agreement. (zzz) “Order” means any order, injunction, judgment, decree, ruling, writ or award of a Governmental Body, including any order entered by the Bankruptcy Court in the Chapter 11 Cases (including the Sale Order). (aaaa) “Ordinary Course” means the ordinary and usual course of operations of the Business, taken as a whole, taking into account the contemplation, commencement and pendency of the Chapter 11 Cases and recent past practice in response to any tariffs, sanctions, or trade policies implemented by any Governmental Body. (bbbb) “Organizational Documents” means, with respect to any Person other than a natural person, the constituent documents or agreements by which such Person was organized (such as a certificate of incorporation, certificate of formation, certificate of limited partnership or articles of organization, and including any certificates of designation for preferred stock or other forms of preferred equity) or that relate to the internal governance of such Person (such as bylaws, a partnership agreement or an operating, limited liability or members agreement). (cccc) “Pass-Through Income Tax Return” means any income Tax Return (such as IRS Form 1065 and associated K-1s) for a Pre-Closing Tax Period or Straddle Period that allocates income, gain, loss, deduction or other Tax items or Taxes, directly or indirectly, to Sellers and does not reflect or concern Taxes that are imposed on the entity itself for which the Tax Return is filed. By way of example and without limitation, Tax Returns primarily concerning property Taxes, sales and use Taxes, payroll Taxes, and withholding Taxes are not Pass-Through Income Tax Returns. (dddd) “Parent” has the meaning set forth in Article III. (eeee) “Permitted Encumbrances” means (i) Encumbrances for Taxes not yet due and payable, or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, or the nonpayment of which is permitted or required by the Bankruptcy Code, (ii) easements, rights of way, restrictive

76 covenants, encroachments, and similar non-monetary Encumbrances or non-monetary impediments against any of the Acquired Assets, in each case, that do not, individually or in the aggregate, adversely affect the operation of the Acquired Assets and, in the case of the Acquired Leased Real Property, that do not, individually or in the aggregate, adversely affect the use or occupancy of such Acquired Leased Real Property as it relates to the operation of the Business, (iii) applicable zoning Laws, building codes, land use restrictions and other similar restrictions imposed by Law that (a) are not violated by the current use or occupancy of the applicable Acquired Leased Real Property as it relates to the operation of the Business, or (b) the violation of which would not reasonably be expected to adversely affect the use or occupancy of the applicable Acquired Leased Real Property as it relates to the operation of the Business, (iv) materialmans’, mechanics’, artisans’, shippers’, warehousemans’, or other similar common law or statutory liens incurred in the Ordinary Course for amounts not yet due and payable or that are being contested by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (v) non-exclusive licenses of Intellectual Property granted in Ordinary Course, (vi) any Encumbrances set forth on Section 11.1(eeee) of the Schedules, (vii) solely prior to Closing, any Encumbrances that will be removed or released by operation of the Sale Order and (viii) matters that would be disclosed by an accurate survey or inspection of the Acquired Leased Real Property, in each case, that do not, individually or in the aggregate, adversely affect the use or occupancy of such Acquired Leased Real Property as it relates to the operation of the Business. (ffff) “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, labor union, organization, estate, Governmental Body or other entity or group. (gggg) “Personal Information” means any data or information (i) that identifies, relates to, describes, is reasonably capable of being associated with, or would reasonably be linked, directly or indirectly, with a particular individual or household or (ii) that is otherwise subject to a Law relating to privacy or security of data or information (including such data or information that constitutes or is defined as “personal information” or “personal data” or other equivalent term under any such Law). (hhhh) “Pre-Closing Matters” means occurrences or events on or prior to the Closing. (iiii) “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and the portion of any Straddle Period through the end of the Closing Date. (jjjj) “Privacy Requirements” means (a) all applicable Laws concerning data protection, privacy, security and any processing of Personal Information; (ii) privacy policies published by any Seller or Acquired Entity; and (ii) the privacy or data requirements of any Contracts, codes of conduct, or industry standards by which any Seller or Acquired Entity is bound. (kkkk) “Project Company” means Sunnova TEP 8-A, LLC, Sunnova TEP 8-B, LLC, Sunnova TEP 8-D, LLC, Sunnova TEP 8-E, LLC, Sunnova TEP 8-F, LLC, Sunnova TEP 8-G, LLC, Sunnova TEP 8-I, LLC, or Sunnova SAP IV, LLC. 77 (llll) “Purchaser Group” means Purchasers (including any Designated Purchaser), any Affiliate of Purchasers (or any Designated Purchaser) (including, following the Closing, the Acquired Entities) and each of their respective former, current or future Affiliates, officers, directors, employees, partners, members, managers, agents, Advisors, successors or permitted assigns. (mmmm) “Registered Acquired Intellectual Property” means all registrations, issuances and applications for registration for the Acquired Intellectual Property (including patents, trademarks, copyrights and domain names) that is filed with or recorded by any Governmental Body or registrar. (nnnn) “Renewable Energy Incentive” means any federal, state, or local grants, rebates, subsidized financing, incentives, or any other subsidy relating to the renewable energy property of a project, including, without limitation, rights to receive solar renewable energy certificates or similar benefits, whether such rights exist as of the Effective Date or arise in the future as a result of the operation of the systems. For the avoidance of doubt, this includes any rights or entitlements to Renewable Energy Incentives that may be created, awarded, or allocated by applicable governmental programs or authorities, regardless of whether such incentives are in existence at the time of this Agreement or are subsequently established, and includes all contractual rights to such incentives as and when they become effective, provided, however, Renewable Energy Incentive shall not include ITCs. (oooo) “Risk Retention Holder” means, with respect to any securitization transaction, the entity that acts as “sponsor” or “originator”, or its “majority owned affiliate”, as applicable, that holds Risk Retention Interests as required pursuant to the applicable Risk Retention Rules. (pppp) “Risk Retention Interest” means, with respect to any securitization transaction, the portion of the equity, notes, membership interests, or other securities, whether direct or indirect, representing the first-loss tranche (or otherwise designated as the retained interest) in such securitization transaction that is required to be held by a Risk Retention Holder in accordance with the applicable Risk Retention Rules, including but not limited to the “material net economic interest” of no less than 5% of the nominal value of the securitized exposures. (qqqq) “Risk Retention Rules” means, with respect to any securitization, the EU Risk Retention Rules, the UK Risk Retention Rules and the U.S. Risk Retention Rules, as applicable. (rrrr) “Sale Order” means a Final Order of the Bankruptcy Court granting the Sale Motion and approving the terms of the Transactions free and clear of all liens, claims, encumbrances, and other interests pursuant to sections 105(a), 363, 365, 503, and 507 of the Bankruptcy Code, rules 2002 and 2004 of the Federal Rules of Bankruptcy Procedures, rules 40002-1€ and 901301 of the Bankruptcy Local Rules for the Southern District of Texas, and the Procedures for Complex Cases in the Southern District of Texas, substantially in the form attached hereto as Exhibit C, which shall be, in form and substance, satisfactory to Purchasers. 78 (ssss) “SEC” means Sunnova Energy Corporation, a Delaware corporation (as in existence on the date hereof). (tttt) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder. (uuuu) “Security Breach” means any (i) unauthorized, accidental or unlawful access, storage, use, modification, transfer, disclosure, destruction, or any other processing of any Personal Information or IT Assets used or maintained by any Seller (with respect to the Business) or Acquired Entity; (ii) phishing or other cyberattack on such IT Assets that causes a monetary loss, business disruption to the access or use of such IT Assets by any Seller or Acquired Entity, or a compromise to the security of such IT Assets or Personal Information; or (iii) any other act or omission that compromises the security, integrity or confidentiality of Personal Information or such IT Assets. (vvvv) “Sellers Combined Tax Return” means any combined, consolidated, affiliated, or unitary Tax Return that includes Sellers or any of their Affiliates (other than an Acquired Entity), on the one hand, and any Acquired Entity, on the other hand. (wwww) “Sellers Parties” means Sellers and their former, current, or future Affiliates, officers, directors, employees, partners, members, equityholders, controlling or controlled Persons, managers, agents, Advisors, successors or permitted assigns. (xxxx) “Servicing Document” means any “servicing agreement”, “management agreement”, “transition agreement”, “transaction management agreement”, “back-up servicing agreement” and “back-up management agreement” or other document, including any applicable Sunnova ABS Transaction Document or warehouse facility document, that provide for the payment of servicing or management fees or similar compensation to the person identified as a “servicer”, “manager” or similar capacity therein. (yyyy) “Straddle Period” means any taxable period that includes but does not end on the Closing Date. (zzzz) “Subsidiary” or “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, or other entity of which a majority of the total voting power of shares of stock or other Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees, or other governing body of such Person is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association, or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. (aaaaa)“Sunnova ABS Transactions” means, collectively, the items listed on Annex II. (bbbbb) “Sunnova ABS Transaction Adverse Event” means, with respect to any Sunnova ABS Transaction, any “Manager Termination Event”, “Transaction Manager 79 Termination Event”, “Servicer Termination Event”, “Early Amortization Period”, “Sequential Interest Amortization Period”, “ARD Period”, “Rapid Amortization Event”, “Potential Rapid Amortization Event”, “Default” or “Event of Default” (as applicable and as each such term is defined in the applicable Sunnova ABS Transaction Document), it being understood that certain Sunnova ABS Transactions may not include all of the foregoing terms and may refer to them using different terminology, any other event the occurrence of which actually causes a change in the sequence of the priority of payments in respect of the payment of principal and interest, or the mandatory repayment of indebtedness in part or in whole prior to the scheduled maturity of such indebtedness or any other modification of any Sunnova ABS Transaction Document that would be reasonably expected to have a Material Adverse Effect or is intended to prejudice (or would have the result of prejudicing) Purchasers, directly or indirectly. (ccccc)“Sunnova ABS Transaction Documents” means, with respect to any Sunnova ABS Transaction (including any tax equity partnership facilities related thereto), any and all indentures, loan agreements, credit agreements, repurchase agreements, management agreements, sale and contribution agreements, note purchase agreements, warranties, guaranties, insurance agreements, servicing agreements, backup servicing agreements, management agreements, custodial agreements, fee letters, security agreements, pledge agreements and account control agreements in respect thereof. (ddddd) “Sunnova Tax Equity Transactions” means, collectively, the items listed on Annex III. (eeeee)“Sunnova Tax Equity Transaction Documents” means, with respect to any Sunnova Tax Equity Transaction, any and all limited liability company agreements and any other transaction documents consummating the Sunnova Tax Equity Transactions. (fffff) “Tax” or “Taxes” means any and all federal, state, local, non-U.S. (or any governmental unit, agency, or political subdivision of any of the foregoing) or other taxes, customs, duties, charges, fees, levies, or other like assessments of whatever kind or nature, including all income, corporate, profits, employment (including Social Security, unemployment insurance and employee income tax withholding), franchise, license, gross receipts, sales, use, transfer, stamp, occupation, property, capital, severance, premium, alternative minimum, windfall profits, ad valorem, value added, excise, payroll, withholding, recapture and any unclaimed property or escheat payments; including any interest, penalty, fine or addition with respect thereto, that are imposed, assessed or collected by any Governmental Body, in each case, whether disputed or not and including any express or implied obligations to indemnify or otherwise assume or succeed to the liability of any other Person for any such amounts. (ggggg) “Tax Code” means the United States Internal Revenue Code of 1986, as amended. (hhhhh) “Tax Return” means any return, claim for refund, report, statement or information return relating to Taxes filed or required to be filed with a Governmental Body, including any schedule or attachment thereto, and including any amendments thereto.

80 (iiiii) “Taxing Authority” means any U.S. federal, state, local, municipal, or foreign government, any subdivision, agency, commission or authority thereof or any quasi- Governmental Body exercising Tax regulatory authority. (jjjjj) “TEP Holdings APA” means that certain Asset Purchase Agreement, dated as of June 8, 2025, by and among, SEC, TEP Developer, TEP Holdings and Sunnova TEP Holdings Subsidiary, LLC. (kkkkk) “Transaction Agreements” means this Agreement and any other agreements, instruments or documents entered into pursuant to this Agreement. (lllll) “Transactions” means the transactions contemplated by this Agreement and the other Transaction Agreements. (mmmmm) “Trial Balance Sheet” means the trial balance sheet provided by Sellers to Purchaser, showing account balances as of April 30, 2025. (nnnnn) “UK Risk Retention Rules” means the risk retention requirements under (a) SECN 5 of the securitisation sourcebook of the FCA Handbook published by the UK Financial Conduct Authority and (b) Article 6 of Chapter 2 of the securitisation part of the PRA Rulebook published by the Prudential Regulation Authority of the Bank of England, in each case in connection with the UK’s Securitisation Regulations 2024 (SI 2024/102), as all of the foregoing are amended, varied or substituted from time to time, together with (x) any technical standards thereunder as may be effective from time to time and (y) any guidance relating thereto as may from time to time be published by an UK regulator (and any successor or predecessor requirements thereto). (ooooo) “U.S. Risk Retention Rules” means the final rules issued under Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding risk retention by sponsors of asset-backed securities. (ppppp) “Willful Breach” means an action or failure to act by one of the Parties hereto that constitutes a material breach of this Agreement, and such action was taken or such failure occurred with such party’s knowledge or intention that such action or failure to act would reasonably be expected to constitute a material breach of this Agreement. Any failure by any Party to consummate the Closing within five (5) Business Days of when it is obligated to do so under the terms of this Agreement shall be deemed to be a Willful Breach by such Party. 81 Section 11.2 Index of Defined Terms. ABS Purchaser .................................................1 Acquired AssetCo Entities ...............................2 Acquired Assets................................................2 Acquired Entities ..............................................2 Acquired Entity Released Parties ...................42 Acquired Lease.................................................3 Acquired Leased Real Property........................3 Acquired ServiceCo Entities ............................2 Agreement ........................................................1 Agreement Dispute.........................................53 Allocation .......................................................47 Allocation Methodology.................................47 Asset Purchaser ................................................1 Assigned Contracts...........................................2 Assignment and Assumption Agreement .......11 Assumed Benefit Plans.....................................4 Assumed Liabilities ..........................................6 Backup Bidder ................................................25 Chapter 11 Cases ..............................................1 Bankruptcy Code..............................................1 Bankruptcy Court .............................................1 Business Insurance Policies............................20 Cash Payment .................................................10 Chosen Courts ................................................53 Closing............................................................11 Closing Date ...................................................11 Closing Date Payment ....................................10 COVID-19 Response......................................29 Cure Costs ........................................................6 Dataroom ........................................................38 Designated Purchaser .....................................51 Effect ..............................................................59 Employee Benefit Plan...................................19 Enforceability Exceptions ..............................13 Excluded Assets ...............................................4 Excluded Entities..............................................4 Excluded Liabilities..........................................7 Express Representations.................................38 Financial Statements.......................................14 Foreign Competition Laws.............................13 Fundamental Representations.........................44 Indebtedness ...................................................27 Indemnified Persons .......................................41 Information Presentation ................................38 Intent-to-Use Trademark ..................................3 Intermediate Holdings ......................................1 Leased Real Property......................................15 Material Contract............................................15 Moelis .............................................................20 Non-Recourse Person .....................................51 Outside Date ...................................................45 Parties ...............................................................1 Party..................................................................1 Permits............................................................17 Projections ......................................................39 Purchase Price ................................................10 Purchasers.........................................................1 Purchaser Plans...............................................32 Released Claims .............................................42 Reorganization..................................................1 SEC...................................................................1 Schedule .........................................................12 Schedules........................................................12 Seller.................................................................1 Seller Intellectual Property ...............................3 Sellers ...............................................................1 Sellers Released Parties..................................43 Sellers’ Reorganization Actions.......................1 Sellers’ Support Obligations ..........................41 Solaris Borrower...............................................1 Successful Bidder ...........................................25 Transfer Offer.................................................31 Transfer Taxes................................................47 Transferred AssetCo Subsidiaries ....................1 Transferred Employees...................................31 Transferred ServiceCo Subsidiaries .................2 Section 11.3 Rules of Interpretation. Unless otherwise expressly provided in this Agreement, the following will apply to this Agreement, the Schedules and any Transaction Agreement. (a) The terms “hereof,” “herein” and “hereunder” and terms of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement. Section, clause, Schedule, and Exhibit references in this Agreement are references to Sections, 82 clauses, Schedules and Exhibits in or to this Agreement, unless otherwise specified. All Exhibits and Schedules annexed to this Agreement or referred to in this Agreement are incorporated in and made a part of this Agreement as if set forth in full in this Agreement. Any capitalized terms used but not defined in any Schedule or Exhibit shall be defined as set forth in this Agreement. (b) Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation,” whether or not such words are actually included. Where the context permits, the use of the term “or” will be equivalent to the use of the term “and/or.” (c) The words “to the extent” shall mean “the degree by which” and not simply “if.” (d) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. If the last day of such period is a day other than a Business Day, the period in question will end on the next succeeding Business Day. (e) Words denoting any gender will include all genders, including the neutral gender. Where a word is defined herein, references to the singular will include references to the plural and vice versa. (f) The word “will” will be construed to have the same meaning and effect as the word “shall”. The words “shall,” “will,” or “agree(s)” are mandatory. The word “May” is permissive. (g) References to “$” and dollars will be deemed to refer to United States currency unless otherwise specifically provided. (h) References to a day or days will be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided. (i) Any document or item will be deemed “delivered,” “provided” or “made available” by Sellers, within the meaning of this Agreement if such document or item is (i) included in the Dataroom at least 24 hours prior to the execution of this Agreement or (ii) actually delivered or provided to Purchasers or any of Purchasers’ Advisors. (j) Any reference to any agreement or Contract will be a reference to such agreement or Contract, as amended, modified, supplemented or waived. (k) Any reference to any particular Bankruptcy Code or Tax Code section or any Law will be interpreted to include any amendment to, revision of or successor to that section or Law regardless of how it is numbered or classified; provided that, for the purposes of the representations and warranties set forth herein, with respect to any violation of or non-compliance with, or alleged violation of or non-compliance, with any Bankruptcy Code or Tax Code section or Law, the reference to such Bankruptcy Code or Tax Code section or Law means such Bankruptcy Code or Tax Code section or Law as in effect at the time of such violation or non-compliance or alleged violation or non-compliance. 83 (l) A reference to any Party to this Agreement or any other agreement or document shall include such Party’s successors and assigns, but only if such successors and assigns are not prohibited by this Agreement. (m) A reference to a Person in a particular capacity excludes such Person in any other capacity or individually. (n) Any reference to any definition in the Atlas Credit Agreement, shall only refer to such definition as set forth in the Atlas Credit Agreement as of the date hereof and shall not include any amendment, modification, or supplement to such definition after the date hereof unless otherwise agreed to in writing by the Purchasers. [Signature pages follow.]

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT] IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written. PURCHASERS: SOLARIS ASSETS, LLC By: /s/ Robert LaRoche ____________________ Name: Robert LaRoche Title: Authorized Signatory SOLARIS ABS, LLC By: /s/ Robert LaRoche ____________________ Name: Robert LaRoche Title: Authorized Signatory SOLARIS BORROWER, LLC By: /s/ Robert LaRoche ____________________ Name: Robert LaRoche Title: Authorized Signatory [SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT] SELLERS: SUNNOVA ENERGY CORPORATION, on behalf of itself and the other Sellers set forth on Annex I By: /s/ David Searle_______________________ Name: David Searle Title: EVP and General Counsel